UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537
                                   ---------

                         FRANKLIN CUSTODIAN FUNDS, INC.
                         ------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
             (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 3/31/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                               (GRAPHIC OMITTED)

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                                                        MARCH 31, 2007
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                                                     Franklin DynaTech Fund

                                                     Franklin Growth Fund

                                                     Franklin Income Fund

                                                     Franklin U.S. Government
                                                     Securities Fund

                                                     Franklin Utilities Fund

--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                       FRANKLIN
                 CUSTODIAN FUNDS, INC.                 Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO] (R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Not part of the semiannual report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund(1)

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund(1)
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund(5)
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                         Michigan(7)
Arizona                         Minnesota(7)
California(8)                   Missouri
Colorado                        New Jersey
Connecticut                     New York(8)
Florida(8)                      North Carolina
Georgia                         Ohio(7)
Kentucky                        Oregon
Louisiana                       Pennsylvania
Maryland                        Tennessee
Massachusetts(7)                Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                          Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1

SEMIANNUAL REPORT

Franklin DynaTech Fund ...................................................     3

Franklin Growth Fund .....................................................    11

Franklin Income Fund .....................................................    19

Franklin U.S. Government Securities Fund .................................    31

Franklin Utilities Fund ..................................................    41

Financial Highlights and Statements of Investments .......................    50

Financial Statements .....................................................    98

Notes to Financial Statements ............................................   107

Shareholder Information ..................................................   124

--------------------------------------------------------------------------------
Semiannual Report

Franklin DynaTech Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin DynaTech Fund seeks capital appreciation by investing substantially in the equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2007.

PERFORMANCE OVERVIEW

Franklin DynaTech Fund - Class A posted a +5.39% cumulative total return for the six months under review. For the same period, the Fund underperformed its narrow benchmark, the NASDAQ 100 Index, which had a price-only return of +7.15%, and the broader Standard & Poor's 500 Index (S&P 500), which posted a +7.38% cumulative total return. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2007, the U.S. economy advanced at a moderate pace. Gross domestic product (GDP) grew an annualized 2.5% in the fourth quarter of 2006 and an estimated annualized 1.3% in 2007's first quarter. Although GDP rose 3.3% in 2006 on strong domestic demand and a healthy increase in exports, the U.S. entered 2007 with a record current account deficit. Corporate profits and government spending generally remained robust, but manufacturing activity indicated a downturn. The struggling housing market grew more fragile with the abrupt unraveling of the subprime mortgage market. This exacerbated already weak housing prices and an inventory glut in most of the nation's residential real estate markets.

1. Source: Standard & Poor's Micropal. The NASDAQ 100 Index includes 100 of the largest domestic and international nonfinancial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The NASDAQ 100 Index is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 53.


                                                           Semiannual Report | 3

PORTFOLIO BREAKDOWN

Franklin DynaTech Fund
Based on Total Net Assets as of 3/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Medical Specialties                                                        10.9%
Packaged Software                                                           8.9%
Biotechnology                                                               8.7%
Semiconductors                                                              8.0%
Internet Software & Services                                                6.2%
Computer Processing Software                                                5.8%
Electronic Production Equipment                                             4.9%
Telecommunications Equipment                                                4.2%
Information Technology Services                                             4.1%
Wireless Communications                                                     3.8%
Other Pharmaceuticals                                                       3.1%
Services to the Health Industry                                             3.0%
Oilfield Services & Equipment                                               2.9%
Major Pharmaceuticals                                                       2.3%
Recreational Products                                                       2.1%
Computer Communications                                                     2.1%
Medical & Nursing Services                                                  2.0%
Other                                                                      16.3%
Short-Term Investments & Other Net Assets                                   0.7%

Labor markets were upbeat and the unemployment rate decreased from 4.6% to 4.4%, though overall job growth slowed in the face of rising labor costs. 2 Jobs in vehicle manufacturing and housing-related industries experienced declines stemming from reduced consumer demand. Even though tight labor markets and the associated wage income growth supported consumer spending, consumer confidence waned in February and March, and large purchases, including those for vehicles and homes, dropped substantially. Gasoline prices rose in first quarter 2007 as oil hit a six-month high due to tight supply and high demand, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. Overall, the core Consumer Price Index (CPI) rose 2.5% for the 12 months ended March 31, 2007, which was higher than the 2.2% 10-year average. 3

At period-end, the Federal Reserve Board (Fed) was still more concerned with relatively high inflation than an economic slowdown. Risks to growth have increased but not enough for the Fed to change its orientation to fighting inflation. The Fed kept the federal funds target interest rate steady at 5.25% during the period, while also indicating a change in its long-held tightening bias, easing the near-term pressure for potential rate hikes.

U.S. investors entered 2007 cautious after more than four years of bull market gains. The overall domestic equity market rose during the six months under review, but was essentially flat during the first quarter of 2007 after global stock market sell-offs in late February and mid-March. Investors reacted swiftly to market and geopolitical events, especially in regard to China and the Middle East. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +7.04%, and the broader S&P 500 returned +7.38%, while the technology-heavy NASDAQ Composite Index returned +7.65%. 4 Materials, utilities and telecommunications stocks performed particularly well.

INVESTMENT STRATEGY

Based on our independent analysis of individual companies, we search for leading companies that we believe have a sustainable competitive advantage

2.    Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Semiannual Report
due to state-of-the-art and innovative products, technologies and business models. We consider such factors as a company's competitive positioning, patents, new products, market share, industry growth, recent operational execution and managerial strength. We use a conservative, bottom-up research process to buy and hold what we consider to be undervalued companies.

MANAGER'S DISCUSSION

During the six months under review, several holdings contributed to Fund performance. In particular, the Fund's position in Apple rose in value due largely to strong sales of its digital music players and services, PCs and related computer hardware devices. The iconic iPod surpassed 100 million units sold, while the iPhone's January 2007 unveiling and the introduction of new products, including movie downloads from iTunes, helped Apple remain a step ahead of its competition in the fast-paced consumer electronics industry.

Stryker, which engages in the development, manufacture and marketing of orthopedic products and medical specialties, was another major contributor to the Fund's overall results. Stryker's committed management team, dominant position in a niche market, solid balance sheet and rapidly growing earnings helped Stryker's share price increase significantly during the six months under review.

Google, a leader in targeted advertising and Internet search solutions worldwide, benefited from continued strong demand for search advertisements. Furthermore, by period-end Google had captured more than two-thirds of the U.S. search market, a 10% increase since March 2006. Google's share price rose during the reporting period, which benefited the Fund.

On the other hand, some stocks had negative returns and hindered Fund performance during the reporting period. Our investment in Motorola, which provides wireless and broadband communication products worldwide, fell in value. The primary reasons for Motorola's share price decline included a lack of new products combined with an increase in competition among its existing product niches, weak wireless handset sales, and price cuts for its popular but aging RAZR line of cell phones, all of which impeded the company's earnings and profit margins.

Biotechnology bellwether Amgen's share price fell this reporting period due in part to investor concerns over Swiss rival Roche's new anemia drug, CERA. There was speculation that CERA, which has yet to be released, could pose a threat to future sales of Amgen's dominant products in the anemia treatment market, namely Epogen and Aranesp. Furthermore, Amgen received troubling news from clinical studies on its anemia drugs, prompting the Food and Drug

TOP 10 HOLDINGS

Franklin DynaTech Fund 3/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Google Inc., A                                                              3.8%
   INTERNET SOFTWARE & SERVICES
--------------------------------------------------------------------------------
Genentech Inc.                                                              3.8%
   BIOTECHNOLOGY
--------------------------------------------------------------------------------
Microsoft Corp.                                                             3.7%
   PACKAGED SOFTWARE
--------------------------------------------------------------------------------
Intel Corp.                                                                 3.7%
   SEMICONDUCTORS
--------------------------------------------------------------------------------
Apple Inc.                                                                  3.4%
   COMPUTER PROCESSING HARDWARE
--------------------------------------------------------------------------------
Adobe Systems Inc.                                                          3.0%
   PACKAGED SOFTWARE
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                                         2.3%
   COMPUTER PROCESSING HARDWARE
--------------------------------------------------------------------------------
Stryker Corp.                                                               2.2%
   MEDICAL SPECIALTIES
--------------------------------------------------------------------------------
Alcon Inc. (Switzerland)                                                    2.2%
   MEDICAL SPECIALTIES
--------------------------------------------------------------------------------
Electronic Arts Inc.                                                        2.1%
  RECREATIONAL PRODUCTS
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

Administration (FDA) to immediately place warnings on Epogen, Aranesp and the company's other anemia remedy, Procrit, which would likely impact the company's near-term results.

In what was a difficult six months for semiconductor companies in general, Intel's share price declined and hindered our overall results. The pricing environment for PC microprocessors was more brutal than expected, especially between Intel and longtime rival Advanced Micro Devices (AMD). A prolonged price war, and the resulting weaker prices for computer chips, negatively impacted Intel's bottom line even as Intel gained some market share over AMD through the first quarter of 2007.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.

[PHOTO OMITTED]

/s/ Matthew J. Moberg

Matthew J. Moberg, CPA

Portfolio Management Team
Franklin DynaTech Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 3/31/07

FRANKLIN DYNATECH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKDNX)                             CHANGE    3/31/07    9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$1.39     $27.19     $25.80
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FDNBX)                             CHANGE    3/31/07    9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$1.24     $25.99     $24.75
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FDYNX)                             CHANGE    3/31/07    9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$1.22     $25.72     $24.50
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------
CLASS A                                  6-MONTH            1-YEAR    5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +5.39%            +1.38%    +36.91%        +106.16%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2              -0.66%            -4.46%     +5.23%          +6.87%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $ 9,934            $9,554    $12,905         $19,427
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                0.97%
---------------------------------------------------------------------------------------------------
CLASS B                                  6-MONTH            1-YEAR    5-YEAR     INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +5.01%            +0.66%    +31.80%          -4.59%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +1.01%            -3.34%     +5.35%          -0.65%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,101            $9,666    $12,980         $ 9,541
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                1.72%
---------------------------------------------------------------------------------------------------
CLASS C                                  6-MONTH            1-YEAR    5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +4.98%            +0.63%    +31.90%         +90.50%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +3.98%            -0.37%     +5.69%          +6.66%
---------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3            $10,398            $9,963    $13,190         $19,050
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4                1.71%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 7

ENDNOTES

THE FUND'S INVESTMENTS IN FAST-GROWING INDUSTRIES, INCLUDING THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS (WHICH HAVE HISTORICALLY BEEN VOLATILE) COULD RESULT IN INCREASED PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT AND CHANGES IN GOVERNMENT REGULATION OF COMPANIES EMPHASIZING SCIENTIFIC OR TECHNOLOGICAL ADVANCEMENT. THE FUND MAY ALSO INVEST IN SMALL-CAPITALIZATION COMPANIES, WHICH INVOLVES SPECIAL RISKS SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND MODEST MARKET SHARE. THE PRICES OF THESE SECURITIES CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM, AND INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report.


8 | Semiannual Report

Your Fund's Expenses

FRANKLIN DYNATECH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                           Semiannual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 10/1/06      VALUE 3/31/07   PERIOD* 10/1/06-3/31/07
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,053.90              $5.17
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,019.90              $5.09
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,050.10              $9.00
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,016.16              $8.85
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,049.80              $8.99
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,016.16              $8.85
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.01%; B: 1.76%; and C: 1.76%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


10 | Semiannual Report

Franklin Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Growth Fund's semiannual report for the period ended March 31, 2007.

PERFORMANCE OVERVIEW

Franklin Growth Fund - Class A posted a +7.92% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +7.38% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 14.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2007, the U.S. economy advanced at a moderate pace. Gross domestic product (GDP) grew an annualized 2.5% in the fourth quarter of 2006 and an estimated annualized 1.3% in 2007's first quarter. Although GDP rose 3.3% in 2006 on strong domestic demand and a healthy increase in exports, the U.S. entered 2007 with a record current account deficit. Corporate profits and government spending generally remained robust, but manufacturing activity indicated a downturn. The struggling housing market grew more fragile with the abrupt unraveling of the subprime mortgage market. This exacerbated already weak housing prices and an inventory glut in most of the nation's residential real estate markets.

Labor markets were upbeat and the unemployment rate decreased from 4.6% to 4.4%, though overall job growth slowed in the face of rising labor costs. 2 Jobs in vehicle manufacturing and housing-related industries experienced declines stemming from reduced consumer demand. Even though tight labor markets and the associated wage income growth supported consumer spending, consumer confidence waned in February and March, and large purchases, including those for vehicles and homes, dropped substantially. Gasoline prices rose in first quarter 2007 as oil hit a six-month high due to tight supply and

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2.    Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.


                                                          Semiannual Report | 11

PORTFOLIO BREAKDOWN

Franklin Growth Fund
Based on Total Net Assets as of 3/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology*                                                     23.2%
Health Technology*                                                         19.8%
Producer Manufacturing                                                     18.6%
Technology Services*                                                        9.2%
Transportation                                                              7.0%
Consumer Services                                                           4.7%
Distribution Services                                                       3.2%
Consumer Non-Durables                                                       2.7%
Commercial Services                                                         2.6%
Process Industries                                                          2.1%
Other                                                                       5.9%
Short-Term Investments & Other Net Assets                                   1.0%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

high demand, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. Overall, the core Consumer Price Index (CPI) rose 2.5% for the 12 months ended March 31, 2007, which was higher than the 2.2% 10-year average. 3

At period-end, the Federal Reserve Board (Fed) was still more concerned with relatively high inflation than an economic slowdown. Risks to growth have increased but not enough for the Fed to change its orientation to fighting inflation. The Fed kept the federal funds target interest rate steady at 5.25% during the period, while also indicating a change in its long-held tightening bias, easing the near-term pressure for potential rate hikes.

U.S. investors entered 2007 cautious after more than four years of bull market gains. The overall domestic equity market rose during the six months under review, but was essentially flat during the first quarter of 2007 after global stock market sell-offs in late February and mid-March. Investors reacted swiftly to market and geopolitical events, especially in regard to China and the Middle East. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +7.04%, and the broader S&P 500 returned +7.38%, while the technology-heavy NASDAQ Composite Index returned +7.65%. 4 Materials, utilities and telecommunication stocks performed particularly well.

INVESTMENT STRATEGY

We seek to invest in companies that have qualities such as strong management teams, financials and industry leadership. The Fund looks for opportunities in new and rapidly growing businesses and in businesses selling at depressed prices but offering favorable recovery possibilities. We analyze securities individually and buy stocks of large and small companies in our effort to maintain a solid and diversified portfolio.

MANAGER'S DISCUSSION

Franklin Growth Fund owned holdings in 96 companies at period-end. We continued to invest in a broad array of companies of all sizes and in varied industries.

During the reporting period, the Fund's top performer was Air France-KLM. Largely due to recent airline industry reorganizations, we found it difficult to invest in the industry. Nonetheless, consistent with our strategy, we found value

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


12 | Semiannual Report
in some stocks. At period-end, our six airline holdings, Air France-KLM, Alaska Air Group, AMR, British Airways, Continental Airlines and Southwest Airlines, together represented 5.8% of the Fund's total net assets. 5 Elsewhere, notable performers included Johnson Controls, Yahoo!, Apple and International Business Machines.

The Fund had some detractors from performance in the past six months. Molex, a leading electronic components supplier that offers worldwide interconnect solutions, missed its earnings targets during the period and had issues with option pricings. A large portion of Molex shares is owned by one family who, in our analysis, sold stock for estate planning and diversification. We continue to like the company's leadership and think the share price was attractive near period-end.

Other detractors included Amgen and Quest Diagnostics. Biotechnology bellwether Amgen's share price fell this reporting period due in part to investor concerns over Swiss rival Roche's new anemia drug, CERA. There was speculation that CERA, which has yet to be released, could pose a threat to future sales of Amgen's dominant products in the anemia treatment market, namely Epogen and Aranesp. Furthermore, Amgen received troubling news from clinical studies on its anemia drugs, prompting the Food and Drug Administration (FDA) to immediately place warnings on Epogen, Aranesp and the company's other anemia remedy, Procrit, which would likely impact the company's near-term results. Quest's stock fell in value after the company lost a large contract with United Health Care. Quest is a leader in health care testing, and although recovery from the contract loss could be slow, we remained confident in the company's prospects.

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ V. Jerry Palmieri

V. Jerry Palmieri
Portfolio Manager
Franklin Growth Fund

5.    The Fund's airline holdings are in the transportation industry in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS

Franklin Growth Fund
3/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Apple Inc.                                                                  3.6%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
The Boeing Co.                                                              3.4%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Genentech Inc.                                                              3.2%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
General Dynamics Corp.                                                      3.0%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                                      2.9%
   ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
3M Co.                                                                      2.4%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Johnson & Johnson                                                           2.3%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
International Business Machines Corp.                                       2.0%
   TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Computer Sciences Corp.                                                     2.0%
   TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
Amgen Inc.                                                                  2.0%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------


                                                          Semiannual Report | 13

Performance Summary as of 3/31/07

FRANKLIN GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKGRX)                               CHANGE   3/31/07   9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$2.99    $42.09    $39.10
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                             $0.1064
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FKGBX)                               CHANGE   3/31/07   9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$2.82    $40.47    $37.65
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRGSX)                               CHANGE   3/31/07   9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$2.80    $40.12    $37.32
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FGSRX)                               CHANGE   3/31/07   9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$3.00    $41.80    $38.80
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                             $0.0072
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FCGAX)                         CHANGE   3/31/07   9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$2.95    $42.12    $39.17
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                             $0.2006
--------------------------------------------------------------------------------


14 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------
CLASS A                                6-MONTH             1-YEAR     5-YEAR         10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +7.92%            +10.15%    +33.12%        +106.62%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +1.71%             +3.81%     +4.64%          +6.89%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $10,171            $10,381    $12,546         $19,475
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4             0.91%
-------------------------------------------------------------------------------------------------
CLASS B                                6-MONTH            1-YEAR      5-YEAR   INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +7.49%             +9.29%    +28.23%         +38.69%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +3.49%             +5.29%     +4.77%          +4.05%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $10,349            $10,529    $12,623         $13,869
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4             1.67%
-------------------------------------------------------------------------------------------------
CLASS C                                6-MONTH             1-YEAR     5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +7.53%             +9.32%    +28.25%         +91.61%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +6.53%             +8.32%     +5.10%          +6.72%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $10,653            $10,832    $12,825         $19,161
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4             1.66%
-------------------------------------------------------------------------------------------------
CLASS R                                6-MONTH             1-YEAR     5-YEAR   INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +7.78%             +9.84%    +31.44%         +32.73%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +7.78%             +9.84%     +5.62%          +5.55%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $10,778            $10,984    $13,144         $13,273
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4             1.17%
-------------------------------------------------------------------------------------------------
ADVISOR CLASS                          6-MONTH             1-YEAR     5-YEAR         10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +8.05%            +10.39%    +34.75%        +111.56%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +8.05%            +10.39%     +6.15%          +7.78%
-------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3         $10,805            $11,039    $13,475         $21,156
-------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 4             0.67%
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 15

ENDNOTES

HISTORICALLY, THE FUND HAS FOCUSED ON LARGER COMPANIES. THE FUND MAY ALSO INVEST IN SMALL, RELATIVELY NEW AND/OR UNSEASONED COMPANIES, WHICH INVOLVES ADDITIONAL RISKS, AS THE PRICE OF THESE SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, THE FUND MAY INVEST UP TO 40% OF ITS NET ASSETS IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report.


16 | Semiannual Report

Your Fund's Expenses

FRANKLIN GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/06     VALUE 3/31/07    PERIOD* 10/1/06-3/31/07
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,079.20              $4.82
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.09              $4.68
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,074.90              $8.74
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,016.50              $8.50
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,075.30              $8.74
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,016.50              $8.50
-------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,077.80              $6.22
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.95              $6.04
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,080.50              $3.63
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.44              $3.53
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.93%; B: 1.69%; C: 1.69%; R: 1.20%; and Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


18 | Semiannual Report

Franklin Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Income Fund's semiannual report for the period ended March 31, 2007.

PERFORMANCE OVERVIEW

Franklin Income Fund - Class A posted a +9.95% cumulative total return for the six months under review. The Fund outperformed the equity benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +7.38%; outperformed the fixed income benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +2.76%; and outperformed its peers as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which returned +6.45%, for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 25.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2007, the U.S. economy advanced at a moderate pace. Gross domestic product (GDP) grew an annualized 2.5% in the fourth quarter of 2006 and an estimated annualized 1.3% in 2007's first quarter. Although GDP rose 3.3% in 2006 on strong domestic demand and a

1. Sources: Standard & Poor's Micropal; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the six-month period ended 3/31/07, there were 452 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered. Past performance does not guarantee future results. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 72.


                                                          Semiannual Report | 19
healthy increase in exports, the U.S. entered 2007 with a record current account deficit. Corporate profits and government spending generally remained robust, but manufacturing activity indicated a downturn. The struggling housing market grew more fragile with the abrupt unraveling of the subprime mortgage market. This exacerbated already weak housing prices and an inventory glut in most of the nation's residential real estate markets.

Labor markets were upbeat and the unemployment rate decreased from 4.6% to 4.4%, though overall job growth slowed in the face of rising labor costs. 2 Jobs in vehicle manufacturing and housing-related industries experienced declines stemming from reduced consumer demand. Even though tight labor markets and the associated wage income growth supported consumer spending, consumer confidence waned in February and March, and large purchases, including those for vehicles and homes, dropped substantially. Gasoline prices rose in first quarter 2007 as oil hit a six-month high due to tight supply and high demand, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. Overall, the core Consumer Price Index (CPI) rose 2.5% for the 12 months ended March 31, 2007, which was higher than the 2.2% 10-year average. 3

At period-end, the Federal Reserve Board (Fed) was still more concerned with relatively high inflation than an economic slowdown. Risks to growth have increased but not enough for the Fed to change its orientation to fighting inflation. The Fed kept the federal funds target interest rate steady at 5.25% during the period, while also indicating a change in its long-held tightening bias, easing the near-term pressure for potential rate hikes.

U.S. investors entered 2007 cautious after more than four years of bull market gains. The overall domestic equity market rose during the six months under review, but was essentially flat during the first quarter of 2007 after global stock market sell-offs in late February and mid-March. Investors reacted swiftly to market and geopolitical events, especially in regard to China and the Middle East. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +7.04%, and the broader S&P 500 returned +7.38%, while the technology-heavy NASDAQ Composite Index returned +7.65%. 4 Materials, utilities and telecommunications stocks performed particularly well.

2.    Source: Bureau of Labor Statistics.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


20 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Income Fund
10/1/06-3/31/07

-----------------------------------------------------------------------------------------
                                         DIVIDEND PER SHARE
           ------------------------------------------------------------------------------
MONTH        CLASS A      CLASS B    CLASS B1**     CLASS C      CLASS R    ADVISOR CLASS
-----------------------------------------------------------------------------------------
October    1.20 cents   1.03 cents   1.09 cents   1.09 cents   1.13 cents     1.23 cents
-----------------------------------------------------------------------------------------
November   1.20 cents   1.03 cents   1.09 cents   1.09 cents   1.13 cents     1.23 cents
-----------------------------------------------------------------------------------------
December   1.20 cents   1.01 cents   1.09 cents   1.10 cents   1.12 cents     1.23 cents
-----------------------------------------------------------------------------------------
January    1.20 cents   1.01 cents   1.09 cents   1.10 cents   1.12 cents     1.23 cents
-----------------------------------------------------------------------------------------
February   1.20 cents   1.01 cents   1.09 cents   1.10 cents   1.12 cents     1.23 cents
-----------------------------------------------------------------------------------------
March      1.20 cents   1.01 cents   1.08 cents   1.08 cents   1.13 cents     1.23 cents
-----------------------------------------------------------------------------------------
TOTAL      7.20 CENTS   6.10 CENTS   6.53 CENTS   6.56 CENTS   6.75 CENTS     7.38 CENTS
-----------------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.

INVESTMENT STRATEGY

Based on our independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company's experience and managerial strength; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

MANAGER'S DISCUSSION

During the six months under review, the Fund's results relative to the gains experienced in the overall U.S. equity market can be attributed to several factors. In general, the Fund benefited from a relatively balanced mix of equity (primarily dividend paying common stocks) and debt securities (primarily U.S. corporate bonds).

The Fund's large weighting in the electric utilities sector was a significant driver of total return through attractive dividends and stock price appreciation. Leading contributors to Fund performance included TXU, FirstEnergy, Dominion Resources, FPL Group and Public Service Enterprise Group. Improved industry fundamentals, driven in part by increased power demand and an improved outlook for the industry's supply and demand balance, along


                                                          Semiannual Report | 21

TOP 5 EQUITY HOLDINGS

Franklin Income Fund
3/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
AT&T Inc.                                                                2.4%
   COMMUNICATIONS
--------------------------------------------------------------------------------
Public Service Enterprise Group Inc.                                     2.4%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Pfizer Inc.                                                              2.2%
   HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
TXU Corp.                                                                1.8%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Washington Mutual Inc.                                                   1.8%
   FINANCE
--------------------------------------------------------------------------------

TOP 5 BOND HOLDINGS*

Franklin Income Fund
3/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
GMAC LLC                                                                 3.2%
   FINANCE
--------------------------------------------------------------------------------
Ford Motor Credit Co.                                                    3.1%
   CONSUMER DURABLES
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                                                   2.3%
   HEALTH SERVICES
--------------------------------------------------------------------------------
Allied Waste North America Inc.                                          1.9%
   INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
CCH LLC                                                                  1.3%
   CONSUMER SERVICES
--------------------------------------------------------------------------------

*     Does not include convertible bonds.

with investor optimism regarding prospects for meeting new utility infrastructure needs, created a positive backdrop for share price performance.

Following its failed merger attempt with Exelon, Public Service Enterprise Group benefited from improved power market fundamentals in its core New Jersey area market and efficient management of the company's low-cost generating assets. According to our analysis, the company's improving balance sheet profile may enable increased future dividend growth. In regard to TXU, the company's shares climbed after a takeover bid from a leading group of private equity investors including KKR (Kohlberg Kravis Roberts & Co.) and TPG (Texas Pacific Group).

Communications sector investments also benefited Fund performance, including our holdings of major telecommunications service companies AT&T, BellSouth and Verizon Communications. During the period, BellSouth merged with AT&T, sparking opportunities for merger-related synergies and contributing to an improved fundamental profile which was somewhat due to the recent wave of industry consolidation. AT&T, the newly combined company, is benefiting from strong fundamentals in wireless services and an improved outlook for its consumer broadband and enterprise data services.

Within the Fund's fixed income sectors, we continued to favor investments in U.S. corporate bonds, driven by our view that corporate fundamentals remained strong during the six-month reporting period. During this time, the average corporate bond yield spread versus U.S. Treasury securities declined from 371 basis points (100 basis points equal one percentage point) to 316 basis points according to the Credit Suisse (CS) High Yield Index. 5 The 10-year U.S. Treasury yield ended the reporting period about where it began, at 4.65%, after trading in a range from 4.43% to 4.90%.

5. Source: Credit Suisse. The CS High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.


22 | Semiannual Report

Significant contributors included our corporate bond holdings in CCH LLC, a major cable services provider. CCH provides its customers with a wide range of products including telephony, digital cable and high-speed data services. While still dealing with a significant overall debt burden, CCH management's recent efforts have improved the company's earnings results, which we believe could position it favorably for future growth. They also improved the company's balance sheet profile, which we believe has the potential to provide the necessary liquidity for future CCH operations.

The Fund held several bond investments in integrated power company Calpine. Although Calpine continued to pursue reorganization following its Chapter 11 bankruptcy filing at the end of 2005, Calpine bonds appreciated significantly during the period. The favorable overall backdrop for electric utilities and power demand benefited Calpine, as did the increased investor interest in and perceived value of the company's generating assets.

Despite the Fund's solid performance, some holdings did not perform up to expectations. For example, the Fund's investments in the electronic technology sector negatively impacted performance. In particular, our Intel common stock shares declined amid increased competition and an uncertain 2007 outlook for technology spending and microprocessor demand.

Our investment in Canadian Oil Sands Trust also declined in value, negatively impacting Fund performance. According to our analysis, the decline was due in part to investor concerns about future crude oil prices, as well as possible upcoming regulatory changes in Canada's taxation of royalty trusts.

Within the financial sector, the Fund's shares of Wachovia rose slightly but underperformed the broader equity market. Investors remained concerned about the compression of net interest margins in a flat to inverted yield curve environment. They also grew concerned about credit quality deterioration during a phase of moderating U.S. economic growth.

PORTFOLIO BREAKDOWN

Franklin Income Fund
Based on Total Net Assets as of 3/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

Corporate Straight Bonds                                                   40.3%
Utilities Stocks                                                           17.3%
Health Technology Stocks                                                    6.0%
Energy Minerals Stocks                                                      5.5%
Finance Stocks                                                              5.4%
Communications Stocks                                                       3.2%
Mortgage-Backed Securities                                                  2.9%
Electronic Technology Stocks                                                2.1%
Corporate Convertible Bonds                                                 1.8%
Non-Energy Minerals Stocks                                                  1.7%
Gas Distributors Stocks                                                     1.5%
Industrial Services Stocks                                                  1.5%
Producer Manufacturing Stocks                                               1.4%
Commercial Banks Stocks                                                     1.1%
Other                                                                       1.8%
Short-Term Investments & Other Net Assets                                   6.5%


                                                          Semiannual Report | 23

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Edward Perks

Edward Perks, CFA

[PHOTO OMITTED]

/s/ Charles B. Johnson

Charles B. Johnson

Portfolio Management Team
Franklin Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


24 | Semiannual Report

Performance Summary as of 3/31/07

FRANKLIN INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKINX)                                            CHANGE    3/31/07    9/30/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                              +$0.14     $ 2.71     $ 2.57
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                      $ 0.0720
-----------------------------------------------------------------------------------------------
Short-Term Capital Gain                              $ 0.0192
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                               $ 0.0197
-----------------------------------------------------------------------------------------------
   TOTAL                                             $ 0.1109
-----------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBICX)                                            CHANGE    3/31/07    9/30/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                              +$0.14     $ 2.70     $ 2.56
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                      $ 0.0610
-----------------------------------------------------------------------------------------------
Short-Term Capital Gain                              $ 0.0192
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                               $ 0.0197
-----------------------------------------------------------------------------------------------
   TOTAL                                             $ 0.0999
-----------------------------------------------------------------------------------------------
CLASS B1 (SYMBOL: FICBX)                                           CHANGE    3/31/07    9/30/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                              +$0.14     $ 2.71     $ 2.57
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                      $ 0.0653
-----------------------------------------------------------------------------------------------
Short-Term Capital Gain                              $ 0.0192
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                               $ 0.0197
-----------------------------------------------------------------------------------------------
   TOTAL                                             $ 0.1042
-----------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCISX)                                            CHANGE    3/31/07    9/30/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                              +$0.14     $ 2.73     $ 2.59
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                      $ 0.0656
-----------------------------------------------------------------------------------------------
Short-Term Capital Gain                              $ 0.0192
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                               $ 0.0197
-----------------------------------------------------------------------------------------------
   TOTAL                                             $ 0.1045
-----------------------------------------------------------------------------------------------


                                                          Semiannual Report | 25

-----------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FISRX)                                            CHANGE    3/31/07    9/30/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                              +$0.14     $ 2.69     $ 2.55
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                      $ 0.0675
-----------------------------------------------------------------------------------------------
Short-Term Capital Gain                              $ 0.0192
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                               $ 0.0197
-----------------------------------------------------------------------------------------------
   TOTAL                                             $ 0.1064
-----------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRIAX)                                      CHANGE    3/31/07    9/30/06
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                              +$0.14     $ 2.70     $ 2.56
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
-----------------------------------------------------------------------------------------------
Dividend Income                                      $ 0.0738
-----------------------------------------------------------------------------------------------
Short-Term Capital Gain                              $ 0.0192
-----------------------------------------------------------------------------------------------
Long-Term Capital Gain                               $ 0.0197
-----------------------------------------------------------------------------------------------
   TOTAL                                             $ 0.1127
-----------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B/B1: CONTINGENT DEFERRED SALES CHARGE
(CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS
C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------------
CLASS A                                            6-MONTH             1-YEAR     5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                           +9.95%            +17.75%    +74.38%         +158.30%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                       +5.44%            +12.73%    +10.79%           +9.49%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                     $10,544            $11,273    $16,690         $ 24,762
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                       5.09%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                               4.76%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                         0.64%
--------------------------------------------------------------------------------------------------------------
CLASS B                                            6-MONTH             1-YEAR     5-YEAR   INCEPTION (11/1/01)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                           +9.53%            +16.84%    +67.52%          +78.77%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                       +5.53%            +12.84%    +10.60%          +11.22%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                     $10,553            $11,284    $16,552         $ 17,777
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                       4.49%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                               4.10%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                         1.49%
--------------------------------------------------------------------------------------------------------------
CLASS B1                                           6-MONTH             1-YEAR     5-YEAR   INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                           +9.67%            +17.15%    +70.02%         +110.88%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                       +5.67%            +13.15%    +10.94%           +9.47%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                     $10,567            $11,315    $16,802         $ 21,088
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                       4.78%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                               4.46%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                         1.14%
--------------------------------------------------------------------------------------------------------------


26 | Semiannual Report

--------------------------------------------------------------------------------------------------------------
CLASS C                                            6-MONTH             1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                           +9.62%            +17.53%    +70.31%        +145.70%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                       +8.62%            +16.53%    +11.24%          +9.41%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                     $10,862            $11,653    $17,031        $ 24,570
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                       4.75%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                               4.45%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                         1.14%
--------------------------------------------------------------------------------------------------------------
CLASS R                                            6-MONTH             1-YEAR     5-YEAR    INCEPTION (1/1/02)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                           +9.86%            +17.51%    +71.41%         +78.10%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                       +9.86%            +17.51%    +11.38%         +11.64%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                     $10,986            $11,751    $17,141        $ 24,764
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                       5.04%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                               4.60%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                         0.99%
--------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                      6-MONTH             1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +10.08%            +18.01%    +76.10%        +161.95%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                      +10.08%            +18.01%    +11.98%         +10.11%
--------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                     $11,008            $11,801    $17,610        $ 26,195
--------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                       5.47%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                               5.13%
--------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                         0.49%
--------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 27

ENDNOTES

THE FUND'S PORTFOLIO INCLUDES A SUBSTANTIAL PORTION OF HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS BECAUSE OF THE RELATIVELY HIGHER YIELDS THEY OFFER. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT GRADE SECURITIES. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS B1
(formerly Class B):   These shares have higher annual fees and expenses than
                      Class A shares. Effective 11/1/01, closed to new investors.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:        Shares are available to certain eligible investors as
                      described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 3/31/07.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/07.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


28 | Semiannual Report

Your Fund's Expenses

FRANKLIN INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 29

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/06      VALUE 3/31/07   PERIOD* 10/1/06-3/31/07
-------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,099.50              $ 3.35
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,021.74              $ 3.23
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,095.30              $ 7.78
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,017.50              $ 7.49
-------------------------------------------------------------------------------------------------------
CLASS B1
-------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,096.70              $ 5.96
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.25              $ 5.74
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,096.20              $ 6.01
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.20              $ 5.79
-------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,098.60              $ 5.18
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,020.00              $ 4.99
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,100.80              $ 2.57
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,022.49              $ 2.47
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.64%; B: 1.49%; B1: 1.14%; C: 1.15%; R: 0.99%; and Advisor: 0.49%),
      multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


30 | Semiannual Report

Franklin U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin U.S. Government Securities Fund seeks high, current income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

--------------------------------------------------------------------------------
Since 1983, the Fund has invested predominantly in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. 1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN

Franklin U.S. Government Securities Fund
Based on Total Net Assets as of 3/31/07

 [THE FOLLOWING TABLE WAS REPRENSENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

GNMA ...................................................................   96.6%
Short-Term Investments & Other Net Assets ..............................    3.4%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin U.S. Government Securities Fund's semiannual report for the period ended March 31, 2007.

PERFORMANCE OVERVIEW

Franklin U.S. Government Securities Fund - Class A posted a +2.63% cumulative total return for the six months under review. The Fund outperformed the Lehman Brothers (LB) U.S. Government: Intermediate Index, which returned +2.43%. 2 In comparison, the Lipper GNMA Funds Classification Average

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

2. Source: Standard & Poor's Micropal. The LB U.S. Government: Intermediate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 88.


                                                          Semiannual Report | 31

FRANKLIN U.S. GOVERNMENT SECURITIES FUND -
CLASS A VS. COMPARABLE INVESTMENTS*
Risk vs. Return (4/02-3/07)

    [THE FOLLOWING TABLE WAS REPRESENTED BY A CHART IN THE PRINTED MATERIAL.]

FOR THE 5-YEAR PERIOD ENDED 3/31/07

                                                              RISK       RETURN
                                                              -----      ------
FRANKLIN U.S. GOVERNMENT SECURITIES FUND - CLASS A             2.46%       4.21%
PAYDEN & RYGEL 1-YEAR U.S. TREASURY BILL                       0.63%       2.47%
PAYDEN & RYGEL 10-YEAR U.S. TREASURY NOTE                      7.65%       5.58%
PAYDEN & RYGEL 30-YEAR U.S. TREASURY BOND                     12.39%       8.36%
                                                              -----      ------

THE CHART DOES NOT INCLUDE THE FUND'S CURRENT, MAXIMUM 4.25% INITIAL SALES CHARGE. IF SALES CHARGES WERE INCLUDED, THE RETURNS WOULD HAVE BEEN LOWER.

* Source: Standard & Poor's Micropal (Payden & Rygel). Indexes are unmanaged. Investors cannot invest directly in an index. Average annual total return represents the average annual change in value of an investment over the period indicated. These figures assume reinvestment of distributions and do not include sales charges. Risk is measured by the annualized standard deviation of monthly total returns. In general, the higher the standard deviation, the greater the volatility. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; interest payments and principal are guaranteed. The Fund's investment return and share price will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Past performance does not guarantee future results.

returned +2.57% for the same period. 3 The Fund's return reflects the effect of management fees and expenses, while the LB U.S. Government: Intermediate Index does not have such costs. You can find the Fund's long-term performance data in the Performance Summary beginning on page 36.

ECONOMIC AND MARKET OVERVIEW

U.S. economic growth slowed somewhat over the six months ended March 31, 2007. Overall, several factors contributed to real growth. An improved labor

3. Source: Lipper Inc. The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in GNMA securities. For the six-month period ended 3/31/07, there were 61 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. Past performance does not guarantee future results. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


32 | Semiannual Report
market and higher personal incomes helped support consumer spending. Although a slowing housing market and moderating profit growth dampened economic expansion, consumer spending for services and durable goods, and state and local government spending, contributed to growth in the first quarter of 2007.

Oil prices were volatile and ended the period higher than where they started. Headline, or overall, inflation and core inflation, which excludes food and energy costs, experienced some upward pressure. March's headline Consumer Price Index (CPI) reported a 12-month rise of 2.8%, while core CPI increased 2.5%. 4

In its first meetings of 2007, the Federal Reserve Board (Fed) left short-term rates at 5.25%. However, the Fed changed its stance in its March 21 statement that communicates policy and appeared to drop its long-held tightening bias. The Fed indicated that core inflation was somewhat elevated and remained a key concern. Nevertheless, the markets continued to anticipate the Fed would lower the federal funds target rate, although the exact timing was still uncertain.

The 10-year Treasury note yield edged up from 4.64% at the beginning of the period to 4.65% on March 31, 2007. Typically, the intermediate portion of the yield curve generally reflects market expectations of the future direction of inflation. A relatively moderate inflation environment contributed to little overall change for the 10-year Treasury.

INVESTMENT STRATEGY

We seek to invest predominantly in GNMA (Ginnie Mae) obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund's short-term investments may include short-term government securities and cash or cash equivalents.

4.    Source: Bureau of Labor Statistics.

YIELD COMPARISON

3/31/07

 [THE FOLLOWING TABLE WAS REPRENSENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Franklin U.S Government Securities Fund - Class A*                         4.57%
10-Year Treasury Note*                                                     4.65%
Lipper GNMA Funds Average*                                                 4.53%
Lipper Money Market Funds Average*                                         4.58%

* Sources: Federal Reserve H15 Report; Lipper Inc. Franklin U.S. Government Securities Fund - Class A shares' yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio for the 30 days ended 3/31/07. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; interest payments and principal are guaranteed. Money funds attempt to maintain a stable net asset value of $1.00 per share, while shares of Franklin U.S. Government Securities Fund will fluctuate with market conditions. The Lipper GNMA Funds Classification Average is an average of the monthly SEC yields of 61 funds in the Lipper GNMA Funds classification for the 30 days ended 3/31/07. The Lipper Money Market Funds Classification Average is an average of the monthly SEC yields of 351 funds in the Lipper Money Market Funds classification for the 30 days ended 3/31/07. Lipper averages do not include sales charges or expense subsidization by a fund's manager.


                                                          Semiannual Report | 33

DIVIDEND DISTRIBUTIONS*

Franklin U.S. Government Securities Fund
10/1/06-3/31/07

--------------------------------------------------------------------------------
                                     DIVIDEND PER SHARE
            --------------------------------------------------------------------
MONTH          CLASS A       CLASS B       CLASS C       CLASS R   ADVISOR CLASS
--------------------------------------------------------------------------------
October      2.73 cents    2.47 cents    2.47 cents    2.54 cents    2.81 cents
--------------------------------------------------------------------------------
November     2.73 cents    2.47 cents    2.47 cents    2.54 cents    2.81 cents
--------------------------------------------------------------------------------
December**   3.08 cents    2.81 cents    2.81 cents    2.89 cents    3.14 cents
--------------------------------------------------------------------------------
January      2.73 cents    2.46 cents    2.46 cents    2.54 cents    2.79 cents
--------------------------------------------------------------------------------
February     2.73 cents    2.46 cents    2.46 cents    2.54 cents    2.79 cents
--------------------------------------------------------------------------------
March        2.73 cents    2.43 cents    2.43 cents    2.51 cents    2.77 cents
================================================================================
TOTAL       16.73 CENTS   15.10 CENTS   15.10 CENTS   15.56 CENTS   17.11 CENTS
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 0.35 cent per share distribution to meet excise tax requirements.

MANAGER'S DISCUSSION

Our research shows that over the past 5-, 10- and 15-year time periods, GNMAs have offered attractive risk-adjusted returns when compared with a variety of asset classes including U.S. Treasuries, agency debentures, investment grade and high yield corporate bonds, and large- and small-capitalization stocks. These time periods include various credit, prepayment, economic and interest rate cycles.

Because we believe that income should continue to comprise the greatest portion of total returns in the Ginnie Mae markets, we favored 30-year collateral bonds over their 15-year counterparts during the reporting period. Historically, based on our research process, we have strategically allocated our resources in both GNMA I and GNMA II sectors. During this reporting period, we favored higher coupon securities in the GNMA I sector as yield spreads between GNMA I and GNMA II securities neared historically tight levels.

A major focus of the GNMA markets is prepayment risk. Rather than avoid this risk, we followed our strategy and actively analyzed the marketplace seeking to determine where prepayment risk may have offered value. We also applied our research models in an effort to identify attractive opportunities in specified mortgage-backed securities (MBS) pools.


34 | Semiannual Report

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

[PHOTO OMITTED]

/s/ Jack Lemein

Jack Lemein

[PHOTO OMITTED]

/s/ Roger A. Bayston

Roger A. Bayston, CFA

Portfolio Management Team
Franklin U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 35

Performance Summary as of 3/31/07

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKUSX)                               CHANGE   3/31/07   9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.00     $6.43     $6.43
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                             $0.1673
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FUGBX)                               CHANGE   3/31/07   9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.00     $6.42     $6.42
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                             $0.1510
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRUGX)                               CHANGE   3/31/07   9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.00     $6.40     $6.40
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                             $0.1510
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FUSRX)                               CHANGE   3/31/07   9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.00     $6.43     $6.43
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                             $0.1556
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FUSAX)                         CHANGE   3/31/07   9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.00     $6.45     $6.45
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                             $0.1711
--------------------------------------------------------------------------------


36 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------
CLASS A                                 6-MONTH             1-YEAR     5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +2.63%             +5.38%    +22.88%         +72.30%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2            -1.80%             +0.97%     +3.31%          +5.13%
---------------------------------------------------------------------------------------------------
   Distribution Rate 3                             4.88%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 4                     4.57%
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5               0.74%
---------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH             1-YEAR     5-YEAR    INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +2.38%             +4.85%    +19.75%         +42.43%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2            -1.62%             +0.85%     +3.34%          +4.38%
---------------------------------------------------------------------------------------------------
   Distribution Rate 3                             4.54%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 4                     4.26%
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5               1.26%
---------------------------------------------------------------------------------------------------
CLASS C                                 6-MONTH             1-YEAR     5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +2.38%             +4.87%    +19.81%        +63.42%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +1.38%             +3.87%     +3.68%         +5.03%
---------------------------------------------------------------------------------------------------
   Distribution Rate 3                             4.56%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 4                     4.24%
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5               1.25%
---------------------------------------------------------------------------------------------------
CLASS R                                 6-MONTH             1-YEAR     5-YEAR    INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +2.45%             +4.99%    +20.64%        +21.83%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +2.45%             +4.99%     +3.82%         +3.84%
---------------------------------------------------------------------------------------------------
   Distribution Rate 3                             4.68%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 4                     4.42%
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5               1.11%
---------------------------------------------------------------------------------------------------
ADVISOR CLASS                           6-MONTH             1-YEAR     5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +2.69%             +5.66%    +23.78%        +74.69%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +2.69%             +5.66%     +4.36%         +5.74%
---------------------------------------------------------------------------------------------------
   Distribution Rate 3                             5.15%
---------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 4                     4.94%
---------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5               0.61%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 37

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/07.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/07.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


38 | Semiannual Report

Your Fund's Expenses

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 39

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/06     VALUE 3/31/07    PERIOD* 10/1/06-3/31/07
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,026.30              $3.69
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.29              $3.68
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,023.80              $6.36
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.65              $6.34
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,023.80              $6.36
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.65              $6.34
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,024.50              $5.60
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.40              $5.59
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,026.90              $3.08
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.89              $3.07
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.73%; B: 1.26%; C: 1.26%; R: 1.11%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


40 | Semiannual Report

Franklin Utilities Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN

Franklin Utilities Fund
Based on Total Net Assets as of 3/31/07

 [THE FOLLOWING TABLE WAS REPRENSENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Electric Utilities                                                         85.4%
Gas Distributors                                                            7.8%
Diversified Telecommunications Services                                     3.4%
Oil, Gas & Consumable Fuels                                                 1.8%
Short-Term Investments & Other Net Assets                                   1.6%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Utilities Fund's semiannual report for the period ended March 31, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Utilities Fund - Class A posted a +19.01% cumulative total return. The Fund outperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +7.38% for the same period. 1 The Fund performed comparably with its narrow benchmark, the S&P 500 Utilities Index, which returned +19.29%. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 45.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks for U.S. equity performance.

2. Source: Standard & Poor's Micropal. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P 500.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 95.


                                                          Semiannual Report | 41

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2007, the U.S. economy advanced at a moderate pace. Gross domestic product (GDP) grew an annualized 2.5% in the fourth quarter of 2006 and an estimated annualized 1.3% in 2007's first quarter. Although GDP rose 3.3% in 2006 on strong domestic demand and a healthy increase in exports, the U.S. entered 2007 with a record current account deficit. Corporate profits and government spending generally remained robust, but manufacturing activity indicated a downturn. The struggling housing market grew more fragile with the abrupt unraveling of the subprime mortgage market. This exacerbated already weak housing prices and an inventory glut in most of the nation's residential real estate markets.

Labor markets were upbeat and the unemployment rate decreased from 4.6% to 4.4%, though overall job growth slowed in the face of rising labor costs. 3 Jobs in vehicle manufacturing and housing-related industries experienced declines stemming from reduced consumer demand. Even though tight labor markets and the associated wage income growth supported consumer spending, consumer confidence waned in February and March, and large purchases, including those for vehicles and homes, dropped substantially. Gasoline prices rose in first quarter 2007 as oil hit a six-month high due to tight supply and high demand, refinery maintenance issues, and ongoing geopolitical tensions in the Middle East and Africa. Overall, the core Consumer Price Index (CPI) rose 2.5% for the 12 months ended March 31, 2007, which was higher than the 2.2% 10-year average. 4

At period-end, the Federal Reserve Board (Fed) was still more concerned with relatively high inflation than an economic slowdown. Risks to growth have increased but not enough for the Fed to change its orientation to fighting inflation. The Fed kept the federal funds target interest rate steady at 5.25% during the period, while also indicating a change in its long-held tightening bias, easing the near-term pressure for potential rate hikes.

U.S. investors entered 2007 cautious after more than four years of bull market gains. The overall domestic equity market rose during the six months under review, but was essentially flat during the first quarter of 2007 after global stock market sell-offs in late February and mid-March. Investors reacted swiftly to market and geopolitical events, especially in regard to China and the Middle East. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a six-month total return of +7.04%, and the broader S&P 500 returned +7.38%,

3.    Source: Bureau of Labor Statistics.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


42 | Semiannual Report
while the technology-heavy NASDAQ Composite Index returned +7.65%. 5 Materials, utilities and telecommunications stocks performed particularly well.

INVESTMENT STRATEGY

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

MANAGER'S DISCUSSION

The utilities sector experienced increased investor interest during the six months under review, due largely to strong energy supply and demand characteristics, as well as many companies' efforts to strengthen their balance sheets and refocus on their core, regulated businesses by exiting non-core businesses. Investments in networks and other infrastructure projects drove operating performance for many utilities companies. For a sector previously viewed as mature, many utilities companies have a backlog of investment opportunities that have the potential to last several years, which we find encouraging. Spending for new power plants, delivery infrastructure development and environmental compliance has increased in recent years. Regarding environmental compliance, potential changes in carbon emissions regulations may further raise utilities' spending needs in the future, in our analysis.

Improved utility companies' fundamentals were evident in the industry's dividend trends, as more electric utilities have declared dividend increases over the past three years. Fund holdings Exelon, FPL Group and PG&E reflected the trend by declaring significant dividend increases during the reporting period. These companies' stocks experienced double-digit share price increases during the period. Some utilities companies' proposed mergers fell apart during the second half of 2006 -- namely, Exelon with Public Service Enterprise Group and FPL with Constellation Energy. Nonetheless, their stocks posted some of the strongest returns in the industry. These strong results are not necessarily reflective of failed mergers. To the contrary, they partly reflect why the companies were attractive to others in the industry. Both Constellation and Public Service Enterprise Group benefit by selling electricity from low-cost sources at market-based prices. Other U.S. companies, including Fund holdings Entergy,

5. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                          Semiannual Report | 43

TOP 10 EQUITY HOLDINGS

Franklin Utilities Fund
3/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Entergy Corp.                                                               6.3%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Exelon Corp.                                                                5.1%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                     4.8%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
FirstEnergy Corp.                                                           4.3%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
FPL Group Inc.                                                              3.8%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Edison International                                                        3.7%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Public Service Enterprise Group Inc.                                        3.7%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
PPL Corp.                                                                   3.3%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
PG&E Corp.                                                                  3.1%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------
The Southern Co.                                                            3.1%
   ELECTRIC UTILITIES
--------------------------------------------------------------------------------

Pepco Holdings and PPL, operate in the same U.S. regions, and have also benefited from tightening supply and demand characteristics. These holdings benefited the Fund's overall returns during the reporting period.

Despite the Fund's solid results this reporting period, some of our investments did not perform up to expectations. Against the backdrop of a strong utility equity market, by comparison our fixed-income securities holdings lagged substantially. Our largest bond holding at period-end was in TXU, and unfortunately this was our worst-performing security during the period. In February 2007, TXU announced it had agreed to a transaction that would result in its being taken private by leveraged buyout (LBO) group KKR (Kohlberg Kravis Roberts & Co.). While this announcement resulted in strong appreciation for our TXU equity holding, the bonds declined in value due to expected higher levels of corporate debt under the LBO structure. Despite recent setbacks in the company's bond component, we held TXU bonds at period-end due largely to their solid yields and our view that the company was still capturing strong cash flows and a dominant market share.

Among the Fund's equity holdings, electric utility Ameren's share price fell during the six months under review and negatively impacted the Fund's results. Ameren has struggled as Illinois attempts to deregulate its electricity market, and several of the state's politicians have threatened to halt electric rate increases resulting from the transition. We are accustomed to regulatory challenges faced by utilities, and we plan to monitor ongoing developments.

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ John C. Kohli

John C. Kohli, CFA
Portfolio Manager
Franklin Utilities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


44 | Semiannual Report

Performance Summary as of 3/31/07

FRANKLIN UTILITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FKUTX)                           CHANGE     3/31/07     9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.73      $14.62      $12.89
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.2273
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0657
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.3730
--------------------------------------------------------------------------------
      TOTAL                           $0.6660
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FRUBX)                           CHANGE     3/31/07     9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.72      $14.60      $12.88
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.1930
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0657
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.3730
--------------------------------------------------------------------------------
      TOTAL                           $0.6317
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRUSX)                           CHANGE     3/31/07     9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.72      $14.57      $12.85
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.1939
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0657
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.3730
--------------------------------------------------------------------------------
      TOTAL                           $0.6326
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FRURX)                           CHANGE     3/31/07     9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.72      $14.58      $12.86
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.2064
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0657
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.3730
--------------------------------------------------------------------------------
      TOTAL                           $0.6451
--------------------------------------------------------------------------------


                                                          Semiannual Report | 45

--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FRUAX)                     CHANGE     3/31/07     9/30/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$1.73      $14.68      $12.95
--------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------
Dividend Income                       $0.2413
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0657
--------------------------------------------------------------------------------
Long-Term Capital Gain                $0.3730
--------------------------------------------------------------------------------
      TOTAL                           $0.6800
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
CLASS A                                 6-MONTH             1-YEAR     5-YEAR        10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +19.01%            +32.22%    +86.88%        +193.46%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +13.97%            +26.63%    +12.35%         +10.88%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $11,397            $12,663    $17,901        $ 28,086
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                            2.65%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                    2.52%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6              0.76%
--------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH             1-YEAR     5-YEAR   INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +18.65%            +31.51%    +82.31%        +106.87%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +14.65%            +27.51%    +12.51%          +9.22%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $11,465            $12,751    $18,031        $ 20,687
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                            2.29%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                    2.12%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6              1.26%
--------------------------------------------------------------------------------------------------
CLASS C                                 6-MONTH             1-YEAR     5-YEAR        10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +18.71%            +31.49%    +82.23%        +179.27%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +17.71%            +30.49%    +12.75%         +10.82%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $11,771            $13,049    $18,223        $ 27,927
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                            2.32%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                    2.12%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6              1.25%
--------------------------------------------------------------------------------------------------
CLASS R                                 6-MONTH             1-YEAR     5-YEAR   INCEPTION (1/1/02)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +18.80%            +31.68%    +83.85%         +89.43%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +18.80%            +31.68%    +12.95%         +12.96%
--------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $11,880            $13,168    $18,385        $ 18,943
--------------------------------------------------------------------------------------------------
   Distribution Rate 4                            2.46%
--------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                    2.26%
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6              1.11%
--------------------------------------------------------------------------------------------------


46 | Semiannual Report

-------------------------------------------------------------------------------------
ADVISOR CLASS                        6-MONTH             1-YEAR     5-YEAR    10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return 1            +19.04%            +32.36%    +88.29%   +198.41%
-------------------------------------------------------------------------------------
Average Annual Total Return 2        +19.04%            +32.36%    +13.49%    +11.55%
-------------------------------------------------------------------------------------
Value of $10,000 Investment 3       $11,904            $13,236    $18,829    $29,841
-------------------------------------------------------------------------------------
   Distribution Rate 4                         2.88%
-------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                 2.77%
-------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6           0.61%
-------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

IN ADDITION TO SENSITIVITY TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES HAVE BEEN HISTORICALLY SENSITIVE TO INTEREST RATE CHANGES. WHEN INTEREST RATES FALL, UTILITY SECURITIES PRICES, AND THUS A UTILITIES FUND'S SHARE PRICE, TEND TO RISE; WHEN INTEREST RATES RISE, THEIR PRICES GENERALLY FALL. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/07.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/07.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 47

Your Fund's Expenses

FRANKLIN UTILITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


48 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/06      VALUE 3/31/07   PERIOD* 10/1/06-3/31/07
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,190.10              $4.10
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.19              $3.78
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,186.50              $6.87
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.65              $6.34
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,187.10              $6.87
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.65              $6.34
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,188.00              $6.06
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.40              $5.59
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,190.40              $3.33
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.89              $3.07
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.75%; B: 1.26%; C: 1.26%; R: 1.11%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                          Semiannual Report | 49

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS

FRANKLIN DYNATECH FUND

                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                              MARCH 31, 2007                         YEAR ENDED SEPTEMBER 30,
CLASS A                                        (UNAUDITED)              2006         2005         2004         2003        2002
                                             ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)
Net asset value, beginning of period .....      $   25.80          $   24.98    $   22.01    $   20.17    $   15.37   $   18.76
                                             ------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ........          (0.05)             (0.05)       (0.01)       (0.09)       (0.06)       0.03
   Net realized and unrealized gains
     (losses) ............................           1.44               0.87         2.98         1.93         4.86       (3.11)
                                             ------------------------------------------------------------------------------------
Total from investment operations .........           1.39               0.82         2.97         1.84         4.80       (3.08)
                                             ------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .................             --                 --           --           --           --       (0.29)
   Tax return of capital .................             --                 --           --           --           --       (0.02)
                                             ------------------------------------------------------------------------------------
Total distributions ......................             --                 --           --           --           --       (0.31)
                                             ------------------------------------------------------------------------------------
Redemption fees ..........................             -- d               -- d         -- d         -- d         --          --
                                             ------------------------------------------------------------------------------------
Net asset value, end of period ...........      $   27.19          $   25.80    $   24.98    $   22.01    $   20.17   $   15.37
                                             ====================================================================================

Total return c ...........................           5.39%              3.28%       13.49%        9.12%       31.23%     (16.83)%

RATIOS TO AVERAGE NET ASSETS
Expenses .................................           1.01% e,f          0.97% f      1.00% f      0.97% f      1.04%       1.00%
Net investment income (loss) .............          (0.38)% e          (0.20)%      (0.02)%      (0.41)%      (0.40)%      0.13%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ........      $ 516,155          $ 590,633    $ 628,732    $ 640,120    $ 558,687   $ 413,309
Portfolio turnover rate ..................           6.19%             18.61%       17.26%       14.93%       13.68%       8.11%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


50 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN DYNATECH FUND

                                             -----------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                              MARCH 31, 2007                         YEAR ENDED SEPTEMBER 30,
CLASS B                                        (UNAUDITED)              2006         2005         2004         2003       2002
                                             -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)
Net asset value, beginning of period .....      $   24.75          $   24.15    $   21.43    $   19.79    $   15.20   $  18.57
                                             -----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ........          (0.14)             (0.23)       (0.18)       (0.25)       (0.25)     (0.12)
   Net realized and unrealized gains
     (losses) ............................           1.38               0.83         2.90         1.89         4.84      (3.08)
                                             -----------------------------------------------------------------------------------
Total from investment operations .........           1.24               0.60         2.72         1.64         4.59      (3.20)
                                             -----------------------------------------------------------------------------------
Less distributions from:
   Net investment income .................             --                 --           --           --           --      (0.16)
   Tax return of capital .................             --                 --           --           --           --      (0.01)
                                             -----------------------------------------------------------------------------------
Total distributions ......................             --                 --           --           --           --      (0.17)
                                             -----------------------------------------------------------------------------------
Redemption fees ..........................             -- d               -- d         -- d         -- d         --         --
                                             -----------------------------------------------------------------------------------
Net asset value, end of period ...........      $   25.99          $   24.75    $   24.15    $   21.43    $   19.79   $  15.20
                                             ===================================================================================

Total return c ...........................           5.01%              2.48%       12.69%        8.29%       30.20%    (17.51)%

RATIOS TO AVERAGE NET ASSETS
Expenses .................................           1.76% e,f          1.72% f      1.74% f      1.72% f      1.79%      1.75%
Net investment income (loss) .............          (1.13)% e          (0.95)%      (0.76)%      (1.16)%      (1.15)%    (0.62)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ........      $  15,725          $  18,718    $  19,497    $  18,824    $  10,406   $  5,066
Portfolio turnover rate ..................           6.19%             18.61%       17.26%       14.93%       13.68%      8.11%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                       Semiannual  Report  |
The accompanying notes are an integral part of these financial statements. | 51

Franklin Custodian Funds, Inc.

FRANKLIN DYNATECH FUND

                                             ---------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                              MARCH 31, 2007                        YEAR ENDED SEPTEMBER 30,
CLASS C                                        (UNAUDITED)              2006        2005        2004        2003        2002
                                             ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)
Net asset value, beginning of period .....          $   24.50      $   23.90    $  21.21    $  19.59    $  15.04    $  18.34
                                             ---------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ........              (0.14)         (0.23)      (0.17)      (0.25)      (0.25)      (0.11)
   Net realized and unrealized gains
     (losses) ............................               1.36           0.83        2.86        1.87        4.80       (3.05)
                                             ---------------------------------------------------------------------------------
Total from investment operations .........               1.22           0.60        2.69        1.62        4.55       (3.16)
                                             ---------------------------------------------------------------------------------
Less distributions from:
   Net investment income .................                 --             --          --          --          --       (0.13)
   Tax return of capital .................                 --             --          --          --          --       (0.01)
                                             ---------------------------------------------------------------------------------
Total distributions ......................                 --             --          --          --          --       (0.14)
                                             ---------------------------------------------------------------------------------
Redemption fees ..........................                 -- d           -- d        -- d        -- d        --          --
                                             ---------------------------------------------------------------------------------
Net asset value, end of period ...........          $   25.72      $   24.50    $  23.90    $  21.21    $  19.59    $  15.04
                                             =================================================================================

Total return c ...........................               4.98%          2.51%      12.68%       8.27%      30.25%     (17.48)%

RATIOS TO AVERAGE NET ASSETS
Expenses .................................               1.76% e,f      1.71% f     1.74% f     1.72% f     1.79%       1.74%
Net investment income (loss) .............              (1.13)% e      (0.94)%     (0.76)%     (1.16)%     (1.15)%     (0.61)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ........          $  63,754      $  69,069    $ 73,587    $ 75,642    $ 66,952    $ 51,809
Portfolio turnover rate ..................               6.19%         18.61%      17.26%      14.93%      13.68%       8.11%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


52 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN DYNATECH FUND                                                              COUNTRY          SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 99.3%
      AIR FREIGHT/COURIERS 1.6%
      C.H. Robinson Worldwide Inc. .................................................   United States       200,000   $    9,550,000
                                                                                                                     --------------
      BIOTECHNOLOGY 8.7%
    a Amgen Inc. ...................................................................   United States       175,000        9,779,000
    a Celgene Corp. ................................................................   United States       150,000        7,869,000
    a Genentech Inc. ...............................................................   United States       275,000       22,583,000
    a Gilead Sciences Inc. .........................................................   United States       150,000       11,475,000
                                                                                                                     --------------
                                                                                                                         51,706,000
                                                                                                                     --------------
      CABLE/SATELLITE TELEVISION 1.3%
    a Comcast Corp., A .............................................................   United States       300,000        7,641,000
                                                                                                                     --------------
      CASINOS/GAMING 1.2%
      International Game Technology ................................................   United States       175,000        7,066,500
                                                                                                                     --------------
      CHEMICALS: SPECIALTY 1.7%
      Sigma-Aldrich Corp. ..........................................................   United States       250,000       10,380,000
                                                                                                                     --------------
      COMPUTER COMMUNICATIONS 2.1%
    a Cisco Systems Inc. ...........................................................   United States       450,000       11,488,500
    a Juniper Networks Inc. ........................................................   United States        50,000          984,000
                                                                                                                     --------------
                                                                                                                         12,472,500
                                                                                                                     --------------
      COMPUTER PROCESSING HARDWARE 5.8%
    a Apple Inc. ...................................................................   United States       220,000       20,440,200
    a Aruba Networks Inc. ..........................................................   United States        42,800          627,876
      Hewlett-Packard Co. ..........................................................   United States       340,000       13,647,600
                                                                                                                     --------------
                                                                                                                         34,715,676
                                                                                                                     --------------
      DATA PROCESSING SERVICES 1.3%
      Paychex Inc. .................................................................   United States       200,000        7,574,000
                                                                                                                     --------------
      DIVERSIFIED TELECOMMUNICATION SERVICES 0.7%
      AT&T Inc. ....................................................................   United States       100,000        3,943,000
                                                                                                                     --------------
      ELECTRICAL PRODUCTS 0.6%
    a SunPower Corp., A ............................................................   United States        80,000        3,640,000
                                                                                                                     --------------
      ELECTRONIC EQUIPMENT/INSTRUMENTS 1.6%
    a Agilent Technologies Inc. ....................................................   United States       175,000        5,895,750
    a Dolby Laboratories Inc., A ...................................................   United States       100,000        3,451,000
                                                                                                                     --------------
                                                                                                                          9,346,750
                                                                                                                     --------------
      ELECTRONIC PRODUCTION EQUIPMENT 4.9%
      Applied Materials Inc. .......................................................   United States       175,000        3,206,000
      KLA-Tencor Corp. .............................................................   United States       200,000       10,664,000
    a Lam Research Corp. ...........................................................   United States       150,000        7,101,000
    a Varian Semiconductor Equipment Associates Inc. ...............................   United States       150,000        8,007,000
                                                                                                                     --------------
                                                                                                                         28,978,000
                                                                                                                     --------------
      ELECTRONICS/APPLIANCE STORES 1.1%
      Best Buy Co. Inc. ............................................................   United States       140,000        6,820,800
                                                                                                                     --------------

                                                          Semiannual Report | 53

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN DYNATECH FUND                                                              COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      ELECTRONICS/APPLIANCES 0.6%
      Sony Corp., ADR ..............................................................       Japan            70,000   $    3,534,300
                                                                                                                     --------------
      FINANCIAL PUBLISHING/SERVICES 1.6%
      Moody's Corp. ................................................................   United States       150,000        9,309,000
                                                                                                                     --------------
      INFORMATION TECHNOLOGY SERVICES 4.1%
    a Amdocs Ltd. ..................................................................   United States       150,000        5,472,000
    a Cognizant Technology Solutions Corp., A ......................................   United States       120,000       10,592,400
      Infosys Technologies Ltd., ADR ...............................................       India           170,000        8,542,500
                                                                                                                     --------------
                                                                                                                         24,606,900
                                                                                                                     --------------
      INTERNET SOFTWARE/SERVICES 6.2%
    a Akamai Technologies Inc. .....................................................   United States       100,000        4,992,000
    a Google Inc., A ...............................................................   United States        50,000       22,908,000
    a Internap Network Services Corp. ..............................................   United States        20,000          315,000
    a Switch and Data Facilities Company Inc. ......................................   United States        36,100          654,132
    a Yahoo! Inc. ..................................................................   United States       250,000        7,822,500
                                                                                                                     --------------
                                                                                                                         36,691,632
                                                                                                                     --------------
      INVESTMENT BANKS/BROKERS 1.7%
      The Goldman Sachs Group Inc. .................................................   United States        50,000       10,331,500
                                                                                                                     --------------
      MAJOR PHARMACEUTICALS 2.3%
      Johnson & Johnson ............................................................   United States       150,000        9,039,000
      Pfizer Inc. ..................................................................   United States       175,000        4,420,500
                                                                                                                     --------------
                                                                                                                         13,459,500
                                                                                                                     --------------
      MEDICAL SPECIALTIES 10.9%
      Alcon Inc. ...................................................................    Switzerland        100,000       13,182,000
      Medtronic Inc. ...............................................................   United States       250,000       12,265,000
      Stryker Corp. ................................................................   United States       200,000       13,264,000
    a Varian Medical Systems Inc. ..................................................   United States       125,000        5,961,250
    a Waters Corp. .................................................................   United States       200,000       11,600,000
    a Zimmer Holdings Inc. .........................................................   United States       100,000        8,541,000
                                                                                                                     --------------
                                                                                                                         64,813,250
                                                                                                                     --------------
      MEDICAL/NURSING SERVICES 2.0%
    a VCA Antech Inc. ..............................................................   United States       325,000       11,800,750
                                                                                                                     --------------
      OILFIELD SERVICES/EQUIPMENT 2.9%
    a FMC Technologies Inc. ........................................................   United States        90,000        6,278,400
      Schlumberger Ltd. ............................................................   United States       160,000       11,056,000
                                                                                                                     --------------
                                                                                                                         17,334,400
                                                                                                                     --------------
      OTHER PHARMACEUTICALS 3.1%
      Allergan Inc. ................................................................   United States        80,000        8,865,600
      Teva Pharmaceutical Industries Ltd., ADR .....................................      Israel           250,000        9,357,500
                                                                                                                     --------------
                                                                                                                         18,223,100
                                                                                                                     --------------


54 | Semiannual Report

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN DYNATECH FUND                                                               COUNTRY         SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      PACKAGED SOFTWARE 8.9%
      Adobe Systems Inc. ...........................................................   United States       425,000   $   17,722,500
      Autodesk Inc. ................................................................   United States       200,000        7,520,000
      Microsoft Corp. ..............................................................   United States       800,000       22,296,000
    a Salesforce.com Inc. ..........................................................   United States        30,000        1,284,600
      SAP AG, ADR ..................................................................      Germany          100,000        4,465,000
                                                                                                                     --------------
                                                                                                                         53,288,100
                                                                                                                     --------------
      RECREATIONAL PRODUCTS 2.1%
    a Electronic Arts Inc. .........................................................   United States       250,000       12,590,000
                                                                                                                     --------------
      SEMICONDUCTORS 8.0%
    a ANADIGICS Inc. ...............................................................   United States       175,000        2,068,500
      Analog Devices Inc. ..........................................................   United States        75,000        2,586,750
    a Hittite Microwave Corp. ......................................................   United States        20,000          803,400
      Intel Corp. ..................................................................   United States     1,150,000       21,999,500
      Linear Technology Corp. ......................................................   United States       125,000        3,948,750
    a Marvell Technology Group Ltd. ................................................      Bermuda          175,000        2,941,750
      Microchip Technology Inc. ....................................................   United States       210,000        7,461,300
    a NVIDIA Corp. .................................................................   United States       200,000        5,756,000
                                                                                                                     --------------
                                                                                                                         47,565,950
                                                                                                                     --------------
      SERVICES TO THE HEALTH INDUSTRY 3.0%
    a Cerner Corp. .................................................................   United States        30,000        1,633,500
      Pharmaceutical Product Development Inc. ......................................   United States       350,000       11,791,500
    a WebMD Health Corp., A ........................................................   United States        85,000        4,473,550
                                                                                                                     --------------
                                                                                                                         17,898,550
                                                                                                                     --------------
      SPECIALTY TELECOMMUNICATIONS 1.3%
    a American Tower Corp., A ......................................................   United States       200,000        7,790,000
                                                                                                                     --------------
      TELECOMMUNICATIONS EQUIPMENT 4.2%
      Garmin Ltd. ..................................................................   Cayman Islands      100,000        5,415,000
      Motorola Inc. ................................................................   United States       375,000        6,626,250
      Nokia Corp., ADR .............................................................      Finland          150,000        3,438,000
    a OpNext Inc. ..................................................................   United States        80,000        1,183,200
      QUALCOMM Inc. ................................................................   United States       200,000        8,532,000
                                                                                                                     --------------
                                                                                                                         25,194,450
                                                                                                                     --------------
      WIRELESS COMMUNICATIONS 3.8%
      America Movil SAB de CV, L, ADR ..............................................      Mexico           200,000        9,558,000
      China Mobile (Hong Kong) Ltd., ADR ...........................................       China           100,000        4,485,000
    a NII Holdings Inc. ............................................................   United States       120,000        8,901,600
                                                                                                                     --------------
                                                                                                                         22,944,600
                                                                                                                     --------------
     TOTAL COMMON STOCKS (COST $305,321,731) .......................................                                    591,210,208
                                                                                                                     --------------

                                                          Semiannual Report | 55

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN DYNATECH FUND                                                                COUNTRY        SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      SHORT TERM INVESTMENT (COST $2,054,290) 0.3%
      MONEY MARKET FUND 0.3%
    b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.99% .........   United States     2,054,290   $    2,054,290
                                                                                                                     --------------
      TOTAL INVESTMENTS (COST $307,376,021) 99.6% ..................................                                    593,264,498
      OTHER ASSETS, LESS LIABILITIES 0.4% ..........................................                                      2,370,259
                                                                                                                     --------------
      NET ASSETS 100.0% ............................................................                                 $  595,634,757
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 97.

a     Non-income producing for the twelve months ended March 31, 2007.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


56 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH FUND

                                           -----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                            MARCH 31, 2007                           YEAR ENDED SEPTEMBER 30,
CLASS A                                       (UNAUDITED)           2006           2005           2004           2003         2002
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...     $    39.10       $    34.83     $    30.58     $    26.87     $    22.02   $    27.81
                                           -----------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .............           0.08             0.12           0.13           0.06           0.08         0.07
   Net realized and unrealized gains
      (losses) .........................           3.02             4.21           4.20           3.68           4.81        (5.65)
                                           -----------------------------------------------------------------------------------------
Total from investment operations .......           3.10             4.33           4.33           3.74           4.89        (5.58)
                                           -----------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ...............          (0.11)           (0.06)         (0.08)         (0.03)         (0.04)       (0.16)
   Net realized gains ..................             --               --             --             --             --        (0.05)
                                           -----------------------------------------------------------------------------------------
Total distributions ....................          (0.11)           (0.06)         (0.08)         (0.03)         (0.04)       (0.21)
                                           -----------------------------------------------------------------------------------------
Redemption fees ........................             -- d             -- d           -- d           -- d           --           --
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period .........     $    42.09       $    39.10     $    34.83     $    30.58     $    26.87   $    22.02
                                           =========================================================================================

Total return c .........................           7.92%           12.46%         14.17%         13.92%         22.27%      (20.35)%

RATIOS TO AVERAGE NET ASSETS
Expenses ...............................           0.93% e,f        0.91% f        0.94% f        0.98% f        1.06%        0.96%
Net investment income ..................           0.37% e          0.34%          0.40%          0.20%          0.31%        0.24%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ......     $1,818,773       $1,695,802     $1,567,675     $1,531,871     $1,433,742   $1,249,745
Portfolio turnover rate ................           0.28%            2.21%          1.16%          1.56%          5.12%        2.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market of the investment of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND

                                              -------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED
                                               MARCH 31, 2007                          YEAR ENDED SEPTEMBER 30,
CLASS B                                          (UNAUDITED)           2006          2005          2004          2003        2002
                                              -------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ......      $   37.65        $   33.73     $   29.77     $   26.32     $   21.70    $  27.46
                                              -------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .........          (0.08)           (0.15)        (0.11)        (0.16)        (0.11)      (0.14)
   Net realized and unrealized gains
      (losses) ............................           2.90             4.07          4.07          3.61          4.73       (5.57)
                                              -------------------------------------------------------------------------------------
Total from investment operations ..........           2.82             3.92          3.96          3.45          4.62       (5.71)
                                              -------------------------------------------------------------------------------------
Less distributions from net realized
   gains ..................................             --               --            --            --            --       (0.05)
                                              -------------------------------------------------------------------------------------
Redemption fees ...........................             -- d             -- d          -- d          -- d          --          --
                                              -------------------------------------------------------------------------------------
Net asset value, end of period ............      $   40.47        $   37.65     $   33.73     $   29.77     $   26.32    $  21.70
                                              =====================================================================================

Total return c ............................           7.49%           11.62%        13.30%        13.11%        21.29%     (20.90)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..................................           1.69% e,f        1.67% f       1.69% f       1.73% f       1.81%       1.71%
Net investment income (loss) ..............          (0.39)% e        (0.42)%       (0.35)%       (0.55)%       (0.44)%     (0.51)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $ 123,415        $ 122,871     $ 123,926     $ 121,986     $ 103,499    $ 75,141
Portfolio turnover rate ...................           0.28%            2.21%         1.16%         1.56%         5.12%       2.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


58 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND

                                              --------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED
                                               MARCH 31, 2007                          YEAR ENDED SEPTEMBER 30,
CLASS C                                          (UNAUDITED)           2006          2005          2004          2003         2002
                                              --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ......      $   37.32        $   33.43     $   29.51     $   26.09     $   21.51    $   27.24
                                              --------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b .........          (0.08)           (0.15)        (0.11)        (0.16)        (0.11)       (0.14)
   Net realized and unrealized gains
      (losses) ............................           2.88             4.04          4.03          3.58          4.69        (5.54)
                                              --------------------------------------------------------------------------------------
Total from investment operations ..........           2.80             3.89          3.92          3.42          4.58        (5.68)
                                              --------------------------------------------------------------------------------------
Less distributions from net realized
   gains ..................................             --               --            --            --            --        (0.05)
                                              --------------------------------------------------------------------------------------
Redemption fees ...........................             -- d             -- d          -- d          -- d          --           --
                                              --------------------------------------------------------------------------------------
Net asset value, end of period ............      $   40.12        $   37.32     $   33.43     $   29.51     $   26.09    $   21.51
                                              ======================================================================================

Total return c ............................           7.53%           11.60%        13.32%        13.11%        21.29%      (20.92)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..................................           1.69% e,f        1.66% f       1.69% f       1.73% f       1.82%        1.70%
Net investment income (loss) ..............          (0.39)% e        (0.41)%       (0.35)%       (0.55)%       (0.45)%      (0.51)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $ 288,494        $ 273,512     $ 270,538     $ 270,131     $ 259,169    $ 232,307
Portfolio turnover rate ...................           0.28%            2.21%         1.16%         1.56%         5.12%        2.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 59

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND

                                                    -------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                     MARCH 31, 2007                      YEAR ENDED SEPTEMBER 30,
CLASS R                                                (UNAUDITED)         2006         2005         2004         2003      2002 g
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $  38.80        $  34.59     $  30.39     $  26.74     $  21.98   $ 31.59
                                                    -------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income (loss) b ...............          0.02            0.02         0.05        (0.02)          --        --
   Net realized and unrealized gains (losses) ...          2.99            4.19         4.16         3.67         4.81     (9.61)
                                                    -------------------------------------------------------------------------------
Total from investment operations ................          3.01            4.21         4.21         3.65         4.81     (9.61)
                                                    -------------------------------------------------------------------------------
Less distributions from net investment income ...         (0.01)             -- d      (0.01)          --        (0.05)       --
                                                    -------------------------------------------------------------------------------
Redemption fees .................................            -- d            -- d         -- d         -- d         --        --
                                                    -------------------------------------------------------------------------------
Net asset value, end of period ..................      $  41.80        $  38.80     $  34.59     $  30.39     $  26.74   $ 21.98
                                                    ===============================================================================

Total return c ..................................          7.78%          12.18%       13.87%       13.65%       21.92%   (30.42)%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................          1.20% e,f       1.17% f      1.19% f      1.23% f      1.31%     1.21% e
Net investment income (loss) ....................          0.10% e         0.08%        0.15%       (0.05)%       0.06%     0.02% e

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $ 43,258        $ 37,804     $ 27,818     $ 20,060     $ 14,755   $ 2,788
Portfolio turnover rate .........................          0.28%           2.21%        1.16%        1.56%        5.12%     2.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market of the investment of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period January 1, 2002 (effective date) to September 30, 2002.


60 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN GROWTH FUND

                                              ------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED
                                               MARCH 31, 2007                         YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                   (UNAUDITED)            2006          2005          2004         2003        2002
                                              ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ......      $   39.17        $   34.89     $   30.63     $   26.91     $  22.06    $  27.86
                                              ------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ................           0.13             0.22          0.21          0.14         0.14        0.14
   Net realized and unrealized gains
      (losses) ............................           3.02             4.21          4.21          3.67         4.82       (5.65)
                                              ------------------------------------------------------------------------------------
Total from investment operations ..........           3.15             4.43          4.42          3.81         4.96       (5.51)
                                              ------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..................          (0.20)           (0.15)        (0.16)        (0.09)       (0.11)      (0.24)
   Net realized gains .....................             --               --            --            --           --       (0.05)
                                              ------------------------------------------------------------------------------------
Total distributions .......................          (0.20)           (0.15)        (0.16)        (0.09)       (0.11)      (0.29)
                                              ------------------------------------------------------------------------------------
Redemption fees ...........................             -- d             -- d          -- d          -- d         --          --
                                              ------------------------------------------------------------------------------------
Net asset value, end of period ............      $   42.12        $   39.17     $   34.89     $   30.63     $  26.91    $  22.06
                                              ====================================================================================

Total return c ............................           8.05%           12.73%        14.45%        14.19%       22.58%     (20.14)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..................................           0.70% e,f        0.67% f       0.69% f       0.73% f      0.81%       0.71%
Net investment income .....................           0.60% e          0.58%         0.65%         0.45%        0.56%       0.49%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $ 315,581        $ 274,603     $ 221,752     $ 133,332     $ 41,216    $ 27,431
Portfolio turnover rate ...................           0.28%            2.21%         1.16%         1.56%        5.12%       2.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market of the investment of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 61

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GROWTH FUND                                                            COUNTRY       SHARES/WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 99.0%
    COMMERCIAL SERVICES 2.6%
    Dun & Bradstreet Corp. ...................................................   United States         122,000      $    11,126,400
    Equifax Inc. .............................................................   United States         400,000           14,580,000
    Moody's Corp. ............................................................   United States         488,000           30,285,280
    Robert Half International Inc. ...........................................   United States         300,000           11,103,000
                                                                                                                    ---------------
                                                                                                                         67,094,680
                                                                                                                    ---------------
    CONSUMER DURABLES 1.9%
    Ford Motor Co. ...........................................................   United States       1,100,000            8,679,000
    General Motors Corp. .....................................................   United States         400,000           12,256,000
    Harley-Davidson Inc. .....................................................   United States         500,000           29,375,000
                                                                                                                    ---------------
                                                                                                                         50,310,000
                                                                                                                    ---------------
    CONSUMER NON-DURABLES 2.7%
    The Hershey Co. ..........................................................   United States         516,400           28,226,424
    Tootsie Roll Industries Inc. .............................................   United States          23,856              714,959
    VF Corp. .................................................................   United States         500,000           41,310,000
                                                                                                                    ---------------
                                                                                                                         70,251,383
                                                                                                                    ---------------
    CONSUMER SERVICES 4.7%
    Carnival Corp. ...........................................................   United States         500,000           23,430,000
    CBS Corp., A .............................................................   United States         100,000            3,061,000
    CBS Corp., B .............................................................   United States          50,000            1,529,500
    Clear Channel Communications Inc. ........................................   United States         500,000           17,520,000
  a Expedia Inc. .............................................................   United States         300,100            6,956,318
  a Live Nation Inc. .........................................................   United States          62,500            1,378,750
    Time Warner Inc. .........................................................   United States       1,350,000           26,622,000
  a Viacom Inc., A ...........................................................   United States         100,000            4,106,000
  a Viacom Inc., B ...........................................................   United States          50,000            2,055,500
    The Walt Disney Co. ......................................................   United States       1,000,000           34,430,000
                                                                                                                    ---------------
                                                                                                                        121,089,068
                                                                                                                    ---------------
    DISTRIBUTION SERVICES 3.2%
    Cardinal Health Inc. .....................................................   United States         300,000           21,885,000
    Genuine Parts Co. ........................................................   United States         375,400           18,394,600
    W.W. Grainger Inc. .......................................................   United States         550,000           42,482,000
                                                                                                                    ---------------
                                                                                                                         82,761,600
                                                                                                                    ---------------
    ELECTRONIC TECHNOLOGY 23.2%
  a Agilent Technologies Inc. ................................................   United States         400,000           13,476,000
  a Apple Inc. ...............................................................   United States       1,000,000           92,910,000
    The Boeing Co. ...........................................................   United States       1,000,000           88,910,000
  a Cisco Systems Inc. .......................................................   United States       1,350,000           34,465,500
  a Dell Inc. ................................................................   United States         500,000           11,605,000
  a Dionex Corp. .............................................................   United States         250,000           17,027,500
  a EMC Corp. ................................................................   United States       1,000,000           13,850,000
  a Entegris Inc. ............................................................   United States         376,307            4,026,485
  a Gateway Inc. .............................................................   United States         300,000              657,000
    General Dynamics Corp. ...................................................   United States       1,000,000           76,400,000


62 | Semiannual Report

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GROWTH FUND                                                            COUNTRY       SHARES/WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONTINUED)
    ELECTRONIC TECHNOLOGY (CONTINUED)
    Hewlett-Packard Co. ......................................................   United States       1,116,250      $    44,806,275
    Intel Corp. ..............................................................   United States         800,000           15,304,000
    Lockheed Martin Corp. ....................................................   United States         500,000           48,510,000
  a Micrel Inc. ..............................................................   United States          25,000              275,500
  a Mindspeed Technologies Inc. ..............................................   United States         100,000              217,000
    Northrop Grumman Corp. ...................................................   United States       1,000,000           74,220,000
    Raytheon Co. .............................................................   United States         600,000           31,476,000
    Rockwell Collins Inc. ....................................................   United States         100,000            6,693,000
  a Sun Microsystems Inc. ....................................................   United States       1,600,000            9,616,000
    Texas Instruments Inc. ...................................................   United States         515,000           15,501,500
  a Verigy Ltd. ..............................................................     Singapore            48,974            1,149,420
                                                                                                                    ---------------
                                                                                                                        601,096,180
                                                                                                                    ---------------
    ENERGY MINERALS 1.5%
    BP PLC, ADR ..............................................................   United Kingdom        295,200           19,114,200
    Royal Dutch Shell PLC, A, ADR ............................................   United Kingdom        280,000           18,564,000
                                                                                                                    ---------------
                                                                                                                         37,678,200
                                                                                                                    ---------------
    FINANCE 0.2%
  a ChoicePoint Inc. .........................................................   United States         160,000            5,988,800
                                                                                                                    ---------------
    HEALTH SERVICES 1.7%
    IMS Health Inc. ..........................................................   United States         500,000           14,830,000
  a Medco Health Solutions Inc. ..............................................   United States          48,240            3,498,847
    Quest Diagnostics Inc. ...................................................   United States         500,000           24,935,000
                                                                                                                    ---------------
                                                                                                                         43,263,847
                                                                                                                    ---------------
    HEALTH TECHNOLOGY 19.8%
    Abbott Laboratories ......................................................   United States         400,000           22,320,000
  a Advanced Medical Optics Inc. .............................................   United States          88,888            3,306,633
    Allergan Inc. ............................................................   United States         400,000           44,328,000
  a Amgen Inc. ...............................................................   United States         932,000           52,080,160
    Baxter International Inc. ................................................   United States         400,000           21,068,000
  a Biogen Idec Inc. .........................................................   United States         400,000           17,752,000
  a Edwards Lifesciences Corp. ...............................................   United States          50,000            2,535,000
    Eli Lilly and Co. ........................................................   United States         400,000           21,484,000
  a Genentech Inc. ...........................................................   United States       1,000,000           82,120,000
  a Hospira Inc. .............................................................   United States          40,000            1,636,000
    Johnson & Johnson ........................................................   United States         996,000           60,018,960
    Merck & Co. Inc. .........................................................   United States         500,000           22,085,000
  a Millipore Corp. ..........................................................   United States         400,000           28,988,000
    Pall Corp. ...............................................................   United States         500,000           19,000,000
    Pfizer Inc. ..............................................................   United States       2,000,000           50,520,000
  a Waters Corp. .............................................................   United States         500,000           29,000,000
    Wyeth ....................................................................   United States         600,000           30,018,000
  a Zimmer Holdings Inc. .....................................................   United States          64,000            5,466,240
                                                                                                                    ---------------
                                                                                                                        513,725,993
                                                                                                                    ---------------


                                                          Semiannual Report | 63

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GROWTH FUND                                                            COUNTRY       SHARES/WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONTINUED)
    PROCESS INDUSTRIES 2.1%
    Air Products and Chemicals Inc. ..........................................   United States         500,000      $    36,980,000
    Sigma-Aldrich Corp. ......................................................   United States         400,000           16,608,000
                                                                                                                    ---------------
                                                                                                                         53,588,000
                                                                                                                    ---------------
    PRODUCER MANUFACTURING 18.6%
    3M Co. ...................................................................   United States         800,000           61,144,000
    Avery Dennison Corp. .....................................................   United States         462,000           29,688,120
    Emerson Electric Co. .....................................................   United States       1,000,000           43,090,000
    Illinois Tool Works Inc. .................................................   United States       1,000,000           51,600,000
    Ingersoll-Rand Co. Ltd., A ...............................................   United States       1,002,000           43,456,740
    Johnson Controls Inc. ....................................................   United States         400,000           37,848,000
    Molex Inc. ...............................................................   United States         146,483            4,130,821
    Molex Inc., A ............................................................   United States         146,483            3,645,962
    Teleflex Inc. ............................................................   United States         500,000           34,035,000
    Textron Inc. .............................................................   United States         525,000           47,145,000
  a Thomas & Betts Corp. .....................................................   United States         500,000           24,410,000
    Tyco International Ltd. ..................................................   United States       1,550,052           48,904,140
    United Technologies Corp. ................................................   United States         800,000           52,000,000
                                                                                                                    ---------------
                                                                                                                        481,097,783
                                                                                                                    ---------------
    RETAIL TRADE 0.6%
    CVS/Caremark Corp. .......................................................   United States         126,294            4,311,669
  a InterActiveCorp ..........................................................   United States         300,100           11,316,771
                                                                                                                    ---------------
                                                                                                                         15,628,440
                                                                                                                    ---------------
    TECHNOLOGY SERVICES 9.2%
    Automatic Data Processing Inc. ...........................................   United States         800,000           38,720,000
  a Computer Sciences Corp. ..................................................   United States       1,000,000           52,130,000
  a Google Inc., A ...........................................................   United States          15,000            6,872,400
    International Business Machines Corp. ....................................   United States         560,000           52,785,600
    Microsoft Corp. ..........................................................   United States       1,000,000           27,870,000
  a Oracle Corp. .............................................................   United States         500,000            9,065,000
  a Yahoo! Inc. ..............................................................   United States       1,600,000           50,064,000
                                                                                                                    ---------------
                                                                                                                        237,507,000
                                                                                                                    ---------------
    TRANSPORTATION 7.0%
    Air France-KLM, ADR ......................................................       France            550,000           25,085,500
  a Air France-KLM, ADR, wts., 11/05/07 ......................................       France            500,000            6,675,000
  a Alaska Air Group Inc. ....................................................   United States         500,000           19,050,000
  a AMR Corp. ................................................................   United States       1,080,000           32,886,000
  a British Airways PLC, ADR .................................................   United Kingdom        500,000           48,260,000
  a Continental Airlines Inc., B .............................................   United States         500,000           18,195,000
    Southwest Airlines Co. ...................................................   United States          65,200              958,440
    Union Pacific Corp. ......................................................   United States         300,000           30,465,000
                                                                                                                    ---------------
                                                                                                                        181,574,940
                                                                                                                    ---------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $900,890,205)                                                              2,562,655,914
                                                                                                                    ---------------


64 | Semiannual Report

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GROWTH FUND                                                           COUNTRY        SHARES/WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENT (COST $31,920,013) 1.2%
    MONEY MARKET FUND 1.2%
  b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.99% .....   United States       31,920,013     $    31,920,013
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $932,810,218) 100.2% .............................                                        2,594,575,927
    OTHER ASSETS, LESS LIABILITIES (0.2)% ....................................                                           (5,054,191)
                                                                                                                    ---------------
    NET ASSETS 100.0% ........................................................                                      $ 2,589,521,736
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 97.

a     Non-income producing for the twelve months ended March 31, 2007.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 65

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS

FRANKLIN INCOME FUND

                                        --------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                         MARCH 31, 2007                            YEAR ENDED SEPTEMBER 30,
CLASS A                                   (UNAUDITED)             2006            2005            2004           2003         2002
                                        --------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of
  period .............................  $       2.57       $      2.50     $      2.42     $      2.25     $     1.90   $     2.16
                                        --------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........          0.07              0.14            0.14            0.12           0.14         0.14
   Net realized and unrealized gains
     (losses) ........................          0.18              0.09            0.10            0.22           0.38        (0.21)
                                        --------------------------------------------------------------------------------------------
Total from investment operations .....          0.25              0.23            0.24            0.34           0.52        (0.07)
                                        --------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income .............         (0.07)            (0.15)          (0.15)          (0.16)         (0.16)       (0.17)
   Net realized gains ................         (0.04)            (0.01)          (0.01)          (0.01)         (0.01)       (0.02)
                                        --------------------------------------------------------------------------------------------
Total distributions ..................         (0.11)            (0.16)          (0.16)          (0.17)         (0.17)       (0.19)
                                        --------------------------------------------------------------------------------------------
Redemption fees ......................            -- d              -- d            -- d            -- d           --           --
                                        --------------------------------------------------------------------------------------------
Net asset value, end of period .......  $       2.71       $      2.57     $      2.50     $      2.42     $     2.25   $     1.90
                                        ============================================================================================

Total return c .......................          9.95%             9.73%          10.45%          15.50%         28.12%       (4.18)%

RATIOS TO AVERAGE NET ASSETS
Expenses .............................          0.64% e,f         0.64% g         0.65% g         0.68% e        0.73%        0.72%
Net investment income ................          5.26% f           5.61%           5.54%           5.11%          6.63%        6.67%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ....  $ 32,234,821       $26,641,398     $21,934,575     $14,743,190     $9,640,156   $6,001,117
Portfolio turnover rate ..............         13.59%            28.35%          28.51%          31.90%         48.36%       51.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.


66 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND

                                       ---------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED
                                        MARCH 31, 2007                             YEAR ENDED SEPTEMBER 30,
CLASS B                                  (UNAUDITED)             2006            2005            2004           2003         2002 h
                                       ---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of
  period ............................  $       2.56       $      2.49     $      2.41     $      2.24     $     1.90   $     2.15
                                       ---------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........          0.06              0.12            0.11            0.10           0.12         0.11
   Net realized and unrealized gains
     (losses) .......................          0.18              0.08            0.11            0.22           0.37        (0.21)
                                       ---------------------------------------------------------------------------------------------
Total from investment operations ....          0.24              0.20            0.22            0.32           0.49        (0.10)
                                       ---------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ............         (0.06)            (0.12)          (0.13)          (0.14)         (0.14)       (0.13)
   Net realized gains ...............         (0.04)            (0.01)          (0.01)          (0.01)         (0.01)       (0.02)
                                       ---------------------------------------------------------------------------------------------
Total distributions .................         (0.10)            (0.13)          (0.14)          (0.15)         (0.15)       (0.15)
                                       ---------------------------------------------------------------------------------------------
Redemption fees .....................            -- d              -- d            -- d            -- d           --           --
                                       ---------------------------------------------------------------------------------------------
Net asset value, end of period ......  $       2.70       $      2.56     $      2.49     $      2.41     $     2.24   $     1.90
                                       =============================================================================================

Total return c ......................          9.53%             8.83%           9.57%          14.59%         26.58%       (5.63)%

RATIOS TO AVERAGE NET ASSETS

Expenses ............................          1.49% e,f         1.49% g         1.50% g         1.53% e        1.58%        1.57% f
Net investment income ...............          4.41% f           4.76%           4.69%           4.26%          5.78%        6.01% f

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...  $  3,866,737       $ 3,743,374     $ 3,922,396     $ 3,486,880     $2,083,783   $  558,580
Portfolio turnover rate .............         13.59%            28.35%          28.51%          31.90%         48.36%       51.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

h     For the period November 1, 2001 (effective date) to September 30, 2002.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 67

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND

                                       ------------------------------------------------------------------------------
                                       SIX MONTHS ENDED
                                        MARCH 31, 2007                     YEAR ENDED SEPTEMBER 30,
CLASS B1                                 (UNAUDITED)         2006         2005         2004         2003       2002
                                       ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of
  period ...........................     $   2.57        $   2.50     $   2.42     $   2.25     $   1.90   $   2.17
                                       ------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .........         0.06            0.13         0.12         0.11         0.13       0.13
   Net realized and unrealized gains
     (losses) ......................         0.19            0.08         0.11         0.21         0.38      (0.22)
                                       ------------------------------------------------------------------------------
Total from investment operations ...         0.25            0.21         0.23         0.32         0.51      (0.09)
                                       ------------------------------------------------------------------------------
Less distributions from:
   Net investment income ...........        (0.07)          (0.13)       (0.14)       (0.14)       (0.15)     (0.16)
   Net realized gains ..............        (0.04)          (0.01)       (0.01)       (0.01)       (0.01)     (0.02)
                                       ------------------------------------------------------------------------------
Total distributions ................        (0.11)          (0.14)       (0.15)       (0.15)       (0.16)     (0.18)
                                       ------------------------------------------------------------------------------
Redemption fees ....................           -- d            -- d         -- d         -- d         --         --
                                       ------------------------------------------------------------------------------
Net asset value, end of period .....     $   2.71        $   2.57     $   2.50     $   2.42     $   2.25   $   1.90
                                       ==============================================================================

Total return c .....................         9.67%           9.17%        9.90%       14.90%       27.51%     (4.66)%

RATIOS TO AVERAGE NET ASSETS
Expenses ...........................         1.14% e,f       1.14% g      1.15% g      1.18% e      1.23%      1.22%
Net investment income ..............         4.76% f         5.11%        5.04%        4.61%        6.13%      6.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..     $453,876        $459,302     $493,063     $511,471     $495,004   $430,226
Portfolio turnover rate ............        13.59%          28.35%       28.51%       31.90%       48.36%     51.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.


68 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           MARCH 31, 2007                          YEAR ENDED SEPTEMBER 30,
CLASS C                                     (UNAUDITED)            2006            2005           2004           2003         2002
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of
  period ..............................   $      2.59       $      2.51     $      2.43     $     2.26     $     1.91   $     2.17
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............          0.06              0.13            0.13           0.11           0.13         0.13
   Net realized and unrealized gains
     (losses) .........................          0.19              0.09            0.10           0.21           0.38        (0.21)
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......          0.25              0.22            0.23           0.32           0.51        (0.08)
                                          ------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............         (0.07)            (0.13)          (0.14)         (0.14)         (0.15)       (0.16)
   Net realized gains .................         (0.04)            (0.01)          (0.01)         (0.01)         (0.01)       (0.02)
                                          ------------------------------------------------------------------------------------------
Total distributions ...................         (0.11)            (0.14)          (0.15)         (0.15)         (0.16)       (0.18)
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................            -- d              -- d            -- d           -- d           --           --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........   $      2.73       $      2.59     $      2.51     $     2.43     $     2.26   $     1.91
                                          ==========================================================================================

Total return c ........................          9.62%             9.56%           9.84%         14.85%         27.37%       (4.64)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................          1.15% e,f         1.14% g         1.15% g        1.18% e        1.24%        1.21%
Net investment income .................          4.75% f           5.11%           5.04%          4.61%          6.12%        6.21%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....   $14,759,879       $12,138,969     $10,113,365     $6,616,891     $3,764,372   $1,545,377
Portfolio turnover rate ...............         13.59%            28.35%          28.51%         31.90%         48.36%       51.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 69

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND

                                          -----------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           MARCH 31, 2007                   YEAR ENDED SEPTEMBER 30,
CLASS R                                     (UNAUDITED)          2006         2005        2004        2003      2002 h
                                          -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period ..     $   2.55         $   2.48     $   2.40     $  2.23     $  1.89   $  2.18
                                          -----------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............         0.06             0.13         0.13        0.11        0.13      0.10
   Net realized and unrealized gains
     (losses) .........................         0.19             0.09         0.10        0.22        0.37     (0.27)
                                          -----------------------------------------------------------------------------
Total from investment operations ......         0.25             0.22         0.23        0.33        0.50     (0.17)
                                          -----------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............        (0.07)           (0.14)       (0.14)      (0.15)      (0.15)    (0.12)
   Net realized gains .................        (0.04)           (0.01)       (0.01)      (0.01)      (0.01)       --
                                          -----------------------------------------------------------------------------
Total distributions ...................        (0.11)           (0.15)       (0.15)      (0.16)      (0.16)    (0.12)
                                          -----------------------------------------------------------------------------
Redemption fees .......................           -- d             -- d         -- d        -- d        --        --
                                          -----------------------------------------------------------------------------
Net asset value, end of period ........     $   2.69         $   2.55     $   2.48     $  2.40     $  2.23   $  1.89
                                          =============================================================================

Total return c ........................         9.86%            9.43%       10.15%      15.25%      27.31%    (8.34)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................         0.99% e,f        0.99% g      1.00% g     1.03% e     1.08%     1.07% f
Net investment income .................         4.91% f          5.26%        5.19%       4.76%       6.28%     6.77% f

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $237,734         $183,609     $122,222     $73,165     $36,417   $ 6,350
Portfolio turnover rate ...............        13.59%           28.35%       28.51%      31.90%      48.36%    51.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

h     For the period January 1, 2002 (effective date) to September 30, 2002.


70 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN INCOME FUND

                                          ----------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           MARCH 31, 2007                       YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                (UNAUDITED)            2006           2005         2004        2003      2002
                                          ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period ..      $     2.56       $     2.49     $     2.41     $   2.24     $  1.89   $  2.16
                                          ----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............            0.07             0.14           0.14         0.12        0.14      0.14
   Net realized and unrealized gains
     (losses) .........................            0.18             0.09           0.11         0.22        0.38     (0.22)
                                          ----------------------------------------------------------------------------------
Total from investment operations ......            0.25             0.23           0.25         0.34        0.52     (0.08)
                                          ----------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............           (0.07)           (0.15)         (0.16)       (0.16)      (0.16)    (0.17)
   Net realized gains .................           (0.04)           (0.01)         (0.01)       (0.01)      (0.01)    (0.02)
                                          ----------------------------------------------------------------------------------
Total distributions ...................           (0.11)           (0.16)         (0.17)       (0.17)      (0.17)    (0.19)
                                          ----------------------------------------------------------------------------------
Redemption fees .......................              -- d             -- d           -- d         -- d        --        --
                                          ----------------------------------------------------------------------------------
Net asset value, end of period ........      $     2.70       $     2.56     $     2.49     $   2.41     $  2.24   $  1.89
                                          ==================================================================================

Total return c ........................           10.08%           9.94%          10.65%       15.74%      28.47%    (4.50)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................            0.49% e,f        0.49% g        0.50% g      0.53% e     0.58%     0.57%
Net investment income .................            5.41% f          5.76%          5.69%        5.26%       6.78%     6.85%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $5,206,344       $3,786,643     $2,280,318     $901,149     $95,009   $30,737
Portfolio turnover rate ...............           13.59%           28.35%         28.51%       31.90%      48.36%    51.16%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Annualized.

g Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 71

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                      COUNTRY                 SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 93.5%
      COMMON STOCKS 41.1%
      COMMERCIAL BANKS 1.1%
      HSBC Holdings PLC ..................................................   United Kingdom           35,000,000   $    612,547,499
                                                                                                                   ----------------
      COMMUNICATIONS 3.2%
      AT&T Inc. ..........................................................    United States           35,250,000      1,389,907,500
      Verizon Communications Inc. ........................................    United States           11,000,000        417,120,000
                                                                                                                   ----------------
                                                                                                                      1,807,027,500
                                                                                                                   ----------------
      ELECTRIC UTILITIES 17.2%
      Alliant Energy Corp. ...............................................    United States            2,750,000        123,255,000
    a Ameren Corp. .......................................................    United States           12,261,900        616,773,570
      American Electric Power Co. Inc. ...................................    United States            8,633,800        420,897,750
      CenterPoint Energy Inc. ............................................    United States            6,000,000        107,640,000
      Consolidated Edison Inc. ...........................................    United States            4,632,100        236,515,026
      Constellation Energy Group .........................................    United States            3,000,000        260,850,000
      Dominion Resources Inc. ............................................    United States           10,000,000        887,700,000
      DTE Energy Co. .....................................................    United States            5,270,400        252,452,160
      Duke Energy Corp. ..................................................    United States           20,884,000        423,736,360
      Edison International ...............................................    United States            3,073,500        151,001,055
      Energy East Corp. ..................................................    United States            4,530,000        110,350,800
      FirstEnergy Corp. ..................................................    United States           13,000,000        861,120,000
      FPL Group Inc. .....................................................    United States            7,000,000        428,190,000
      Hawaiian Electric Industries Inc. ..................................    United States            1,720,000         44,702,800
      PG&E Corp. .........................................................    United States           12,208,900        589,323,603
    a Pinnacle West Capital Corp. ........................................    United States            5,500,000        265,375,000
      PPL Corp. ..........................................................    United States            2,000,000         81,800,000
      Progress Energy Inc. ...............................................    United States            9,000,000        453,960,000
    a Public Service Enterprise Group Inc. ...............................    United States           16,500,000      1,370,160,000
    a Puget Energy Inc. ..................................................    United States            7,500,000        192,600,000
      The Southern Co. ...................................................    United States           19,125,000        700,931,250
      TECO Energy Inc. ...................................................    United States            9,500,000        163,495,000
      TXU Corp. ..........................................................    United States           16,000,000      1,025,600,000
                                                                                                                   ----------------
                                                                                                                      9,768,429,374
                                                                                                                   ----------------
      ELECTRONIC TECHNOLOGY 0.7%
      Intel Corp. ........................................................    United States           20,000,000        382,600,000
                                                                                                                   ----------------
      ENERGY MINERALS 4.4%
      BP PLC, ADR ........................................................   United Kingdom            6,000,000        388,500,000
    a Canadian Oil Sands Trust ...........................................       Canada               25,770,600        630,816,073
      Chevron Corp. ......................................................    United States            7,500,000        554,700,000
      ConocoPhillips .....................................................    United States            9,547,700        652,585,295
      Royal Dutch Shell PLC, A, ADR ......................................   United Kingdom            4,000,000        265,200,000
                                                                                                                   ----------------
                                                                                                                      2,491,801,368
                                                                                                                   ----------------
      FINANCE 5.0%
      Bank of America Corp. ..............................................    United States           15,000,000        765,300,000
      Citigroup Inc. .....................................................    United States            3,000,000        154,020,000
      Fifth Third Bancorp ................................................    United States            7,750,000        299,847,500


72 | Semiannual Report

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                       COUNTRY                SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      FINANCE (CONTINUED)
      JPMorgan Chase & Co. ...............................................    United States            8,000,000   $    387,040,000
      Wachovia Corp. .....................................................    United States            3,750,000        206,437,500
      Washington Mutual Inc. .............................................    United States           25,000,000      1,009,500,000
                                                                                                                   ----------------
                                                                                                                      2,822,145,000
                                                                                                                   ----------------
      GAS DISTRIBUTORS 1.5%
      AGL Resources Inc. .................................................    United States              500,000         21,360,000
      Atmos Energy Corp. .................................................    United States            4,000,000        125,120,000
      NiSource Inc. ......................................................    United States            4,500,000        109,980,000
      Sempra Energy ......................................................    United States            4,878,300        297,625,083
      Spectra Energy Corp. ...............................................    United States           12,000,000        315,240,000
                                                                                                                   ----------------
                                                                                                                        869,325,083
                                                                                                                   ----------------
      HEALTH TECHNOLOGY 5.1%
      Bristol-Myers Squibb Co. ...........................................    United States           14,000,000        388,640,000
      Johnson & Johnson ..................................................    United States            6,000,000        361,560,000
      Merck & Co. Inc. ...................................................    United States           20,000,000        883,400,000
      Pfizer Inc. ........................................................    United States           50,000,000      1,263,000,000
                                                                                                                   ----------------
                                                                                                                      2,896,600,000
                                                                                                                   ----------------
      INDUSTRIAL SERVICES 0.3%
      Halliburton Co. ....................................................    United States            5,000,000        158,700,000
                                                                                                                   ----------------
      NON-ENERGY MINERALS 0.3%
      AngloGold Ashanti Ltd., ADR ........................................     South Africa            2,250,000        100,327,500
      Barrick Gold Corp. .................................................        Canada               3,000,000         85,650,000
                                                                                                                   ----------------
                                                                                                                        185,977,500
                                                                                                                   ----------------
      PROCESS INDUSTRIES 0.9%
      The Dow Chemical Co. ...............................................    United States            7,122,400        326,633,264
      Lyondell Chemical Co. ..............................................    United States            6,000,000        179,820,000
                                                                                                                   ----------------
                                                                                                                        506,453,264
                                                                                                                   ----------------
      PRODUCER MANUFACTURING 1.4%
      3M Co. .............................................................    United States            7,000,000        535,010,000
      General Electric Co. ...............................................    United States            8,002,400        282,964,864
                                                                                                                   ----------------
                                                                                                                        817,974,864
                                                                                                                   ----------------
      TOTAL COMMON STOCKS (COST $18,100,591,553) .........................                                           23,319,581,452
                                                                                                                   ----------------
      CONVERTIBLE PREFERRED STOCKS 7.4%
      CONSUMER DURABLES 0.5%
    b Citigroup Funding into D.R. Horton Inc., 9.63%, cvt. pfd. ..........    United States            5,000,000        114,192,000
  b,c Lehman Brothers Holdings Inc. into KB Home, 12.00%, cvt. pfd. ......    United States            2,320,000         99,249,600
  b,d Merrill Lynch & Co. Inc. into KB Home, 9.00%, cvt. pfd., 144A ......    United States            1,800,000         79,488,000
                                                                                                                   ----------------
                                                                                                                        292,929,600
                                                                                                                   ----------------
      ELECTRIC UTILITIES 0.1%
      CMS Energy Trust I, 7.75%, cvt. pfd. ...............................    United States            1,508,000         75,233,668
                                                                                                                   ----------------


                                                          Semiannual Report | 73

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                      COUNTRY                 SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CONVERTIBLE PREFERRED STOCKS (CONTINUED)
      ELECTRONIC TECHNOLOGY 1.4%
      Citigroup Funding into Texas Instrument Inc., 7.50%, cvt. pfd. .....    United States            5,000,000   $    150,195,000
      Deutsche Bank AG into Apple Computer Inc., 9.50%, cvt. pfd. ........    United States              750,000         56,647,500
      Goldman Sachs Group Inc. into KLAC-Tencor Corp., 8.00%, cvt. pfd. ..    United States            2,100,000        111,329,400
      Lehman Brothers Holdings Inc. into Cisco Systems Inc., 8.50%,
          cvt. pfd. ......................................................    United States           10,000,000        200,500,000
    d Morgan Stanley into Applied Materials Inc., 7.75%, cvt. pfd.,
          144A ...........................................................    United States            5,650,000        102,745,250
  b,d Morgan Stanley into Intel Corp., 7.30%, cvt. pfd., 144A ............    United States           10,250,000        202,181,250
                                                                                                                   ----------------
                                                                                                                        823,598,400
                                                                                                                   ----------------
      ENERGY MINERALS 1.1%
      Chesapeake Energy Corp., 6.25%, cvt. pfd. ..........................    United States              700,000        185,248,700
    d Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A ....................    United States              900,000         98,075,700
    d Goldman Sachs Group Inc. into Peabody Energy Corp., 10.00%,
          cvt. pfd., 144A ................................................    United States            5,000,000        200,745,001
  b,d Morgan Stanley into Devon Energy Corp., 8.00%, cvt. pfd., 144A .....    United States            1,700,000        116,016,500
                                                                                                                   ----------------
                                                                                                                        600,085,901
                                                                                                                   ----------------
      FINANCE 0.4%
      E*TRADE Financial Corp., 6.125%, cvt. pfd. .........................    United States            2,500,000         69,775,000
      MetLife Inc., 6.375%, cvt. pfd. ....................................    United States            1,750,000         56,437,500
      Morgan Stanley into Freddie Mac, 8.20%, cvt. pfd. ..................    United States            1,510,000         90,758,549
                                                                                                                   ----------------
                                                                                                                        216,971,049
                                                                                                                   ----------------
      HEALTH TECHNOLOGY 0.9%
      Lehman Brothers Holdings Inc. into Boston Scientific, 7.50%,
          cvt. pfd. ......................................................    United States            4,000,000         59,760,000
      Schering-Plough Corp., 6.00%, cvt. pfd. ............................    United States            7,450,000        438,432,500
                                                                                                                   ----------------
                                                                                                                        498,192,500
                                                                                                                   ----------------
      INDUSTRIAL SERVICES 1.2%
      El Paso Corp., 4.99%, cvt. pfd. ....................................    United States              130,000        166,732,109
    b Lehman Brothers Holdings Inc. into Baker Hughes Inc., 8.00%,
          cvt. pfd. ......................................................    United States            2,290,000        151,987,300
    d Morgan Stanley into GlobalSantaFe Corp., 9.00%, cvt. pfd., 144A ....    United States            3,700,000        223,017,500
      Wachovia Bank into El Paso Corp., 9.05%, cvt. pfd. .................    United States            8,200,000        114,308,000
                                                                                                                   ----------------
                                                                                                                        656,044,909
                                                                                                                   ----------------
      NON-ENERGY MINERALS 1.4%
    d Deutsche Bank AG into Barrick Gold Corp., 8.50%, cvt. pfd., 144A ...    United States            2,550,000         74,819,805
b,c,d Deutsche Bank AG into Freeport-McMoRan Copper & Gold Inc., 10.00%,
          cvt. pfd., 144A ................................................   United Kingdom            3,600,000        237,079,440
    b Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd. ..............    United States            1,313,100        140,383,521
      Lehman Brothers Holdings Inc. into Alcoa Inc., 7.00%, cvt. pfd. ....    United States            4,200,000        142,254,000
    d Morgan Stanley into Newmont Mining Corp., 8.50%, cvt. pfd., 144A ...    United States            4,800,000        203,736,000
                                                                                                                   ----------------
                                                                                                                        798,272,766
                                                                                                                   ----------------


74 | Semiannual Report

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                       COUNTRY                SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CONVERTIBLE PREFERRED STOCKS (CONTINUED)
      REAL ESTATE INVESTMENT TRUSTS 0.2%
      Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A .....................    United States            3,000,000   $     77,370,000
      Lexington Realty Trust, 6.50%, cvt. pfd. ...........................    United States            1,200,000         55,980,000
                                                                                                                   ----------------
                                                                                                                        133,350,000
                                                                                                                   ----------------
      RETAIL TRADE 0.2%
    d Wachovia Bank into The Home Depot Inc., 7.25%, cvt. pfd., 144A .....    United States            3,800,000        136,572,000
                                                                                                                   ----------------
      TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,003,360,958) ...........                                            4,231,250,793
                                                                                                                   ----------------

                                                                                              ------------------
                                                                                              PRINCIPAL AMOUNT e
                                                                                              ------------------
      CORPORATE BONDS 40.3%
      ALTERNATIVE POWER GENERATION 1.8%
  f,g Calpine Corp.,
          senior note, 8.625%, 8/15/10 ...................................    United States   $       65,000,000         71,012,500
        d senior secured note, 144A, 8.50%, 7/15/10 ......................    United States          125,000,000        133,125,000
      Dynegy Holdings Inc., senior note,
          6.875%, 4/01/11 ................................................    United States          310,000,000        312,325,000
          8.75%, 2/15/12 .................................................    United States          265,000,000        282,887,500
          8.375%, 5/01/16 ................................................    United States          225,000,000        235,125,000
                                                                                                                   ----------------
                                                                                                                      1,034,475,000
                                                                                                                   ----------------
      COMMERCIAL SERVICES 1.3%
      Dex Media Inc.,
          senior disc. note, zero cpn. to 11/15/08, 9.00% thereafter,
            11/15/13 .....................................................    United States           60,000,000         56,175,000
          zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13 ..............    United States          210,000,000        196,612,500
      JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to
          5/17/07, 10.67% thereafter, 5/15/13 ............................    United States          158,000,000        163,925,000
      JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 .........    United States          125,000,000        131,250,000
      R.H. Donnelley Corp.,
          6.875%, 1/15/13 ................................................    United States           26,300,000         25,708,250
          senior discount note, 6.875%, 1/15/13 ..........................    United States           94,400,000         92,276,000
          senior note, 8.875%, 1/15/16 ...................................    United States           55,000,000         58,712,500
                                                                                                                   ----------------
                                                                                                                        724,659,250
                                                                                                                   ----------------
      COMMUNICATIONS 2.0%
    d Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 .............       Jamaica             140,000,000        136,150,000
    d MetroPCS Wireless Inc., senior note, 144A, 9.25%, 11/01/14 .........    United States          105,000,000        111,562,500
      Qwest Capital Funding Inc.,
          7.00%, 8/03/09 .................................................    United States          300,000,000        305,250,000
          7.25%, 2/15/11 .................................................    United States          365,000,000        375,493,750
      Qwest Communications International Inc., senior note,
          7.50%, 2/15/14 .................................................    United States           40,000,000         41,400,000
          B, 7.50%, 2/15/14 ..............................................    United States          140,000,000        144,900,000
                                                                                                                   ----------------
                                                                                                                      1,114,756,250
                                                                                                                   ----------------


                                                          Semiannual Report | 75

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                       COUNTRY      PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      CONSUMER DURABLES 5.7%
      Beazer Homes USA Inc., senior note,
          6.875%, 7/15/15 ................................................    United States   $       59,000,000   $     52,952,500
        h 8.125%, 6/15/16 ................................................    United States           91,000,000         85,995,000
      D.R. Horton Inc.,
          5.625%, 1/15/16 ................................................    United States           35,000,000         32,430,160
          6.50%, 4/15/16 .................................................    United States           35,000,000         34,287,435
      Ford Motor Co., 7.45%, 7/16/31 .....................................    United States          600,000,000        467,250,000
      Ford Motor Credit Co.,
          7.375%, 10/28/09 ...............................................    United States          550,000,000        549,304,800
          7.875%, 6/15/10 ................................................    United States          355,000,000        356,568,390
          7.375%, 2/01/11 ................................................    United States          450,000,000        442,952,100
          7.00%, 10/01/13 ................................................    United States          100,000,000         93,076,500
        d 144A, 9.75%, 9/15/10 ...........................................    United States          105,000,000        110,681,340
          senior note, 9.875%, 8/10/11 ...................................    United States           75,000,000         79,495,275
          senior note, 7.25%, 10/25/11 ...................................    United States          120,000,000        116,739,240
      General Motors Corp., senior deb., 8.375%, 7/15/33 .................    United States          510,000,000        460,275,000
      K Hovnanian Enterprises Inc.,
          6.25%, 1/15/16 .................................................    United States           10,000,000          8,625,000
          senior note, 7.50%, 5/15/16 ....................................    United States           60,000,000         56,250,000
      KB Home,
          6.375%, 8/15/11 ................................................    United States           40,000,000         38,979,760
          senior note, 5.75%, 2/01/14 ....................................    United States           50,000,000         44,946,650
          senior note, 6.25%, 6/15/15 ....................................    United States          100,000,000         90,125,000
          senior note, 7.25%, 6/15/18 ....................................    United States           70,500,000         65,461,012
      Visant Holding Corp., senior note, 8.75%, 12/01/13 .................    United States           50,000,000         52,375,000
                                                                                                                   ----------------
                                                                                                                      3,238,770,162
                                                                                                                   ----------------
      CONSUMER FINANCE 0.2%
      Residential Capital LLC, senior note, 6.375%, 6/30/10 ..............    United States          100,000,000        100,045,300
                                                                                                                   ----------------
      CONSUMER NON-DURABLES 0.2%
      Reynolds American Inc., senior secured note, 7.25%, 6/01/13 ........    United States           90,000,000         94,761,900
                                                                                                                   ----------------
      CONSUMER SERVICES 7.0%
      Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ..........    United States          450,000,000        459,000,000
      CCH I Holdings LLC, senior note,
          13.50%, 1/15/14 ................................................    United States          335,000,000        340,025,000
          9.92%, 4/01/14 .................................................    United States          117,380,000        105,055,100
          11.75%, 5/15/14 ................................................    United States          260,000,000        250,250,000
      CCH I LLC, senior secured note, 11.00%, 10/01/15 ...................    United States          725,000,000        755,812,500
      CCH II LLC, senior note, 10.25%, 9/15/10 ...........................    United States           80,000,000         84,800,000
      Clear Channel Communications Inc.,
          5.50%, 9/15/14 .................................................    United States          100,000,000         88,661,300
          senior note, 5.75%, 1/15/13 ....................................    United States           75,000,000         70,409,775
      CSC Holdings Inc., senior note, B, 7.625%, 4/01/11 .................    United States          200,000,000        206,000,000
      DIRECTV Holdings LLC, senior note, 6.375%, 6/15/15 .................    United States           25,300,000         24,161,500
      EchoStar DBS Corp., senior note, 7.125%, 2/01/16 ...................    United States          360,000,000        373,500,000
      Hertz Corp.,
          senior note, 8.875%, 1/01/14 ...................................    United States          102,950,000        111,443,375
          senior sub. note, 10.50%, 1/01/16 ..............................    United States            6,500,000          7,442,500


76| Semiannual Report

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                       COUNTRY      PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      CONSUMER SERVICES (CONTINUED)
      Liberty Media Corp., senior note, 5.70%, 5/15/13 ....................   United States   $      148,000,000   $    142,638,108
      MGM MIRAGE Inc., senior note,
          6.75%, 4/01/13 ..................................................   United States           70,000,000         69,825,000
          6.625%, 7/15/15 .................................................   United States          110,000,000        106,150,000
          7.625%, 1/15/17 .................................................   United States          250,000,000        254,375,000
    d Univision Communications Inc., senior note, 144A, PIK, 9.75%,
          3/15/15 .........................................................   United States          300,000,000        300,375,000
      Viacom Inc., senior note, 6.25%, 4/30/16 ............................   United States          100,000,000        101,549,200
      XM Satellite Radio Inc., senior note, 9.75%, 5/01/14 ................   United States          127,000,000        128,746,250
                                                                                                                   ----------------
                                                                                                                      3,980,219,608
                                                                                                                   ----------------
      ELECTRIC UTILITIES 1.8%
      Aquila Inc., senior note, 14.875%, 7/01/12 ..........................   United States           95,400,000        124,735,500
      NRG Energy Inc., senior note,
          7.25%, 2/01/14 ..................................................   United States           60,000,000         61,650,000
          7.375%, 2/01/16 .................................................   United States           80,000,000         82,400,000
      Reliant Resources Inc., senior note, 9.25%, 7/15/10 .................   United States           65,000,000         68,818,750
      TXU Corp., senior note,
          P, 5.55%, 11/15/14 ..............................................   United States          350,000,000        311,737,300
          Q, 6.50%, 11/15/24 ..............................................   United States          310,000,000        262,825,130
          R, 6.55%, 11/15/34 ..............................................   United States          150,000,000        126,359,700
                                                                                                                   ----------------
                                                                                                                      1,038,526,380
                                                                                                                   ----------------
      ELECTRONIC TECHNOLOGY 1.9%
      DRS Technologies Inc., senior note, 6.625%, 2/01/16 .................   United States           55,000,000         55,825,000
      Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14 ...     Singapore            110,000,000        106,975,000
    d Freescale Semiconductor Inc.,
          senior note, 144A, 8.875%, 12/15/14 .............................   United States          200,000,000        201,250,000
          senior sub. note, 144A, 10.125%, 12/15/16 .......................   United States           80,000,000         80,600,000
      L-3 Communications Corp., senior sub. note,
          5.875%, 1/15/15 .................................................   United States           41,000,000         40,026,250
          6.375%, 10/15/15 ................................................   United States           85,000,000         84,681,250
      Lucent Technologies Inc., 6.45%, 3/15/29 ............................   United States          180,000,000        163,350,000
    d NXP BV/NXP Funding LLC, 144A, 9.50%, 10/15/15 .......................    Netherlands            50,000,000         51,875,000
      Sanmina-SCI Corp., senior sub. note,
          6.75%, 3/01/13 ..................................................   United States          150,000,000        137,250,000
          8.125%, 3/01/16 .................................................   United States           90,000,000         85,050,000
      Seagate Technology HDD Holdings, senior note,
          6.375%, 10/01/11 ................................................   United States           25,000,000         25,125,000
          6.80%, 10/01/16 .................................................   United States           40,000,000         40,400,000
                                                                                                                   ----------------
                                                                                                                      1,072,407,500
                                                                                                                   ----------------
      ENERGY MINERALS 1.9%
      Callon Petroleum Co., senior note, 9.75%, 12/08/10 ..................   United States          105,000,000        105,525,000
      Chesapeake Energy Corp., senior note,
          7.625%, 7/15/13 .................................................   United States           75,000,000         80,062,500
          6.50%, 8/15/17 ..................................................   United States          115,000,000        114,137,500
          6.25%, 1/15/18 ..................................................   United States          150,000,000        148,875,000
          6.875%, 11/15/20 ................................................   United States          145,000,000        145,000,000


                                                          Semiannual Report | 77

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                       COUNTRY      PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      ENERGY MINERALS (CONTINUED)
      Mariner Energy Inc., senior note, 7.50%, 4/15/13 ....................   United States   $       42,600,000   $     42,067,500
      Massey Energy Co., senior note, 6.875%, 12/15/13 ....................   United States           59,650,000         56,891,188
      Newfield Exploration Co., senior sub. note, 6.625%, 4/15/16 .........   United States          110,000,000        110,550,000
      Peabody Energy Corp., senior note, 7.375%, 11/01/16 .................   United States           57,225,000         60,515,438
      Pioneer Natural Resources Co.,
          6.65%, 3/15/17 ..................................................   United States           38,000,000         37,780,778
          6.875%, 5/01/18 .................................................   United States          107,000,000        105,701,769
      Pogo Producing Co., senior sub. note, 7.875%, 5/01/13 ...............   United States           78,175,000         79,152,187
                                                                                                                   ----------------
                                                                                                                      1,086,258,860
                                                                                                                   ----------------

      FINANCE 3.8%
      E*TRADE Financial Corp., senior note,
          7.375%, 9/15/13 .................................................   United States          230,000,000        241,500,000
          7.875%, 12/01/15 ................................................   United States           25,000,000         27,093,750
      GMAC LLC,
          5.625%, 5/15/09 .................................................   United States          135,000,000        132,615,495
          7.75%, 1/19/10 ..................................................   United States          420,000,000        431,365,200
          6.875%, 9/15/11 .................................................   United States          800,000,000        801,532,000
          6.875%, 8/28/12 .................................................   United States          300,400,000        299,522,231
          6.75%, 12/01/14 .................................................   United States          125,000,000        123,067,375
      United Rentals Inc., senior note, 6.50%, 2/15/12 ....................   United States           35,000,000         35,087,500
      United Rentals North America Inc., senior sub. note,
          7.75%, 11/15/13 .................................................   United States           40,000,000         41,300,000
          7.00%, 2/15/14 ..................................................   United States           45,000,000         45,112,500
                                                                                                                   ----------------
                                                                                                                      2,178,196,051
                                                                                                                   ----------------
      HEALTH SERVICES 3.7%
      DaVita Inc.,
          senior note, 6.625%, 3/15/13 ....................................   United States           30,000,000         30,150,000
        d senior note, 144A, 6.625%, 3/15/13 ..............................   United States          175,000,000        175,875,000
          senior sub. note, 7.25%, 3/15/15 ................................   United States           85,000,000         86,381,250
      HCA Inc.,
          6.375%, 1/15/15 .................................................   United States          125,000,000        107,031,250
          senior note, 6.95%, 5/01/12 .....................................   United States           50,000,000         48,375,000
          senior note, 6.50%, 2/15/16 .....................................   United States          150,000,000        128,437,500
        d senior secured note, 144A, 9.25%, 11/15/16 ......................   United States          107,000,000        115,693,750
      Tenet Healthcare Corp., senior note,
          6.375%, 12/01/11 ................................................   United States          520,000,000        488,800,000
          6.50%, 6/01/12 ..................................................   United States          260,000,000        241,150,000
          7.375%, 2/01/13 .................................................   United States          360,000,000        336,150,000
        i FRN, 9.25%, 2/01/15 .............................................   United States          250,000,000        248,750,000
  d,i U.S. Oncology Holdings Inc., senior note, 144A, FRN, 9.797%,
        3/15/12 ...........................................................   United States           66,800,000         67,802,000
      Vanguard Health Holding Co. I LLC, senior disc. note, zero cpn. to
        10/01/09, 11.25% thereafter, 10/01/15 .............................   United States           20,000,000         16,350,000
                                                                                                                   ----------------
                                                                                                                      2,090,945,750
                                                                                                                   ----------------


78 | Semiannual Report

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                       COUNTRY      PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      INDUSTRIAL SERVICES 4.3%
      Allied Waste North America Inc.,
          senior note, 7.25%, 3/15/15 .....................................   United States   $      130,000,000   $    133,250,000
        h senior note, B, 7.375%, 4/15/14 ................................   United States          190,000,000        193,800,000
          senior note, B, 7.125%, 5/15/16 .................................   United States          170,000,000        173,825,000
          senior secured note, 6.50%, 11/15/10 ............................   United States          120,000,000        120,900,000
          senior secured note, 6.375%, 4/15/11 ............................   United States           44,000,000         44,110,000
          senior secured note, 6.125%, 2/15/14 ............................   United States          207,000,000        202,342,500
          senior secured note, 6.875%, 6/01/17 ............................   United States          190,000,000        191,425,000
      Browning-Ferris Industries Inc., 7.40%, 9/15/35 .....................   United States           70,000,000         67,550,000
      El Paso Corp., senior note,
          6.75%, 5/15/09 ..................................................   United States          245,000,000        252,043,750
          MTN, 7.75%, 1/15/32 .............................................   United States          280,000,000        310,800,000
      El Paso Production Holding Co., 7.75%, 6/01/13 ......................   United States          100,000,000        105,000,000
    d Sabine Pass LNG LP, senior note, 144A,
          7.25%, 11/30/13 .................................................   United States           92,000,000         92,920,000
          7.50%, 11/30/16 .................................................   United States          390,000,000        393,900,000
      Sesi LLC, senior note, 6.875%, 6/01/14 ..............................   United States          110,000,000        109,725,000
      Sonat Inc., senior note, 7.625%, 7/15/11 ............................   United States           35,000,000         37,756,250
                                                                                                                   ----------------
                                                                                                                      2,429,347,500
                                                                                                                   ----------------
      NON-ENERGY MINERALS 0.9%
      Freeport-McMoRan Copper & Gold Inc., senior note,
          8.25%, 4/01/15 ..................................................   United States           86,600,000         93,419,750
          8.375%, 4/01/17 .................................................   United States          214,275,000        232,220,531
      Novelis Inc., senior note, 7.25%, 2/15/15 ...........................       Canada             190,000,000        201,875,000
                                                                                                                   ----------------
                                                                                                                        527,515,281
                                                                                                                   ----------------
      PROCESS INDUSTRIES 1.6%
      Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15 ....       Canada             100,600,000         95,067,000
      Chemtura Corp., senior note, 6.875%, 6/01/16 ........................   United States           24,000,000         23,340,000
      Jefferson Smurfit Corp., senior note, 8.25%, 10/01/12 ...............   United States          200,000,000        201,000,000
      Lyondell Chemical Co., senior note,
          8.00%, 9/15/14 ..................................................   United States           70,000,000         73,675,000
          8.25%, 9/15/16 ..................................................   United States           33,100,000         35,582,500
      Nalco Co., senior sub. note, 8.875%, 11/15/13 .......................   United States           20,000,000         21,350,000
      Nalco Finance Holdings, senior note, zero cpn. to 8/01/09,
        9.00% thereafter, 2/01/14 .........................................   United States          380,000,000        336,300,000
      Owens-Brockway Glass Container Inc., senior note, 6.75%,
        12/01/14 ..........................................................   United States           50,000,000         49,750,000
    d Stone Container Corp., senior note, 144A, 8.00%, 3/15/17 ............   United States           68,000,000         66,810,000
                                                                                                                   ----------------
                                                                                                                        902,874,500
                                                                                                                   ----------------
      PRODUCER MANUFACTURING 1.0%
      Case New Holland Inc., senior note,
          6.00%, 6/01/09 ..................................................   United States          225,000,000        226,125,000
          7.125%, 3/01/14 .................................................   United States           81,900,000         85,585,500
      RBS Global & Rexnord Corp.,
          senior note, 9.50%, 8/01/14 .....................................   United States           40,000,000         41,800,000
          senior sub. note, 11.75%, 8/01/16 ...............................   United States           63,000,000         67,961,250



                                                          Semiannual Report | 79

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                       COUNTRY      PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      PRODUCER MANUFACTURING (CONTINUED)
      Rexnord Holdings Inc., senior note, Toggle Term Loan, PIK, 11.35%,
        2/20/13 ...........................................................   United States   $       75,000,000   $     73,920,750
    d TRW Automotive Inc., senior note, 144A,
          7.00%, 3/15/14 ..................................................   United States           22,700,000         22,359,500
          7.25%, 3/15/17 ..................................................   United States           48,200,000         47,477,000
                                                                                                                   ----------------
                                                                                                                        565,229,000
                                                                                                                   ----------------
      REAL ESTATE INVESTMENT TRUSTS 0.9%
      Host Hotels & Resorts LP, senior note, 6.875%, 11/01/14 .............   United States           87,600,000         89,352,000
      Host Marriott LP, senior note,
          K, 7.125%, 11/01/13 .............................................   United States           50,000,000         51,375,000
          O, 6.375%, 3/15/15 ..............................................   United States          215,000,000        214,462,500
          Q, 6.75%, 6/01/16 ...............................................   United States          145,000,000        146,812,500
                                                                                                                   ----------------
                                                                                                                        502,002,000
                                                                                                                   ----------------
      TECHNOLOGY SERVICES 0.3%
      SunGard Data Systems Inc.,
          senior note, 9.125%, 8/15/13 ....................................   United States           59,300,000         63,895,750
          senior sub. note, 10.25%, 8/15/15 ...............................   United States          100,000,000        109,625,000
                                                                                                                   ----------------
                                                                                                                        173,520,750
                                                                                                                   ----------------
      TOTAL CORPORATE BONDS (COST $21,929,227,328) ........................                                          22,854,511,042
                                                                                                                   ----------------
      CONVERTIBLE BONDS 1.8%
      ALTERNATIVE POWER GENERATION 0.7%
  f,g Calpine Corp., cvt.,
          senior note, zero cpn. to 6/30/09, 6.00% thereafter, 9/30/14 ....   United States           48,400,000         45,919,500
          sub. note, 7.75%, 6/01/15 .......................................   United States          320,000,000        340,000,000
                                                                                                                   ----------------
                                                                                                                        385,919,500
                                                                                                                   ----------------
      ELECTRONIC TECHNOLOGY 0.9%
      Nortel Networks Corp., cvt., senior note, 4.25%, 9/01/08 ............       Canada             512,500,000        507,924,913
                                                                                                                   ----------------
      HEALTH TECHNOLOGY 0.0% j
    d Enzon Pharmaceuticals Inc., cvt., 144A, 4.00% 6/01/13 ...............   United States           23,300,000         25,088,974
                                                                                                                   ----------------
      INDUSTRIAL SERVICES 0.2%
      Hanover Compressor Co., cvt., senior note, 4.75%, 3/15/08 ...........   United States          103,000,000        100,425,000
                                                                                                                   ----------------
      TOTAL CONVERTIBLE BONDS (COST $948,095,257) .........................                                           1,019,358,387
                                                                                                                   ----------------
      MORTGAGE-BACKED SECURITIES 2.9%
      FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 1.8%
      FHLMC Gold 30 Year, 5.00%, 5/01/33 - 8/01/34 ........................   United States          450,730,578        436,580,418
      FHLMC Gold 30 Year, 5.50%, 8/01/35 - 11/01/35 .......................   United States          311,331,851        308,383,698
      FHLMC Gold 30 Year, 6.00%, 8/01/35 - 6/01/36 ........................   United States          278,597,744        280,850,327
                                                                                                                   ----------------
                                                                                                                      1,025,814,443
                                                                                                                   ----------------
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 0.5%
      FNMA 30 Year, 5.50%, 2/01/35 - 1/01/36 ..............................   United States          267,826,315        265,298,380
                                                                                                                   ----------------


80 | Semiannual Report

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                       COUNTRY      PRINCIPAL AMOUNT e         VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      MORTGAGE-BACKED SECURITIES (CONTINUED)
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 0.6%
      GNMA I SF 30 Year, 5.00%, 4/15/33 - 6/15/34 .........................   United States   $      357,933,139   $    348,733,862
                                                                                                                   ----------------
      TOTAL MORTGAGE-BACKED SECURITIES (COST $1,643,938,134) ..............                                           1,639,846,685
                                                                                                                   ----------------
      TOTAL LONG TERM INVESTMENTS (COST $46,625,213,230) ..................                                          53,064,548,359
                                                                                                                   ----------------

                                                                                              ------------------
                                                                                                    SHARES
                                                                                              ------------------
      SHORT TERM INVESTMENTS 6.3%
      MONEY MARKET FUND (COST $179,241,151) 0.3%
   k  Franklin Institutional Fiduciary Trust Money Market Portfolio,
         4.99% ............................................................   United States          179,241,151        179,241,151
                                                                                                                   ----------------

                                                                                              ------------------
                                                                                              PRINCIPAL AMOUNT e
                                                                                              ------------------
      REPURCHASE AGREEMENTS 5.9%
    l Joint Repurchase Agreement, 5.257%, 4/02/07
        (Maturity Value $3,366,967,769) ...................................   United States   $    3,365,493,295      3,365,493,295
          ABN AMRO Bank, NV, New York Branch
            (Maturity Value $317,235,704)
          Banc of America Securities LLC (Maturity Value $303,229,117)
          Barclays Capital Inc. (Maturity Value $303,229,117)
          Bear, Stearns & Co. Inc. (Maturity Value $278,885,941)
          BNP Paribas Securities Corp. (Maturity Value $303,229,117)
          Credit Suisse Securities (USA) LLC (Maturity Value $41,784,071)
          Deutsche Bank Securities Inc. (Maturity Value $303,229,117)
          Goldman, Sachs & Co. (Maturity Value $303,229,117)
          Greenwich Capital Markets Inc. (Maturity Value $303,229,117)
          Merrill Lynch Government Securities Inc.
            (Maturity Value $303,229,117)
          Morgan Stanley & Co. Inc. (Maturity Value $303,229,117)
          UBS Securities LLC (Maturity Value $303,229,117)
          Collateralized by U.S. Government Agency Securities,
            0.00% m - 7.125%, 4/16/07 - 2/17/12; n U.S. Government Agency
             Discount Notes, 7/06/07 - 4/20/09; and U.S. Treasury Notes,
             2.75% - 6.50%, 5/15/07 - 1/31/12
                                                                                                                   ----------------
    o INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
      SECURITIES 0.1%
    p REPURCHASE AGREEMENTS 0.1%
      Banc of America Securities LLC, 5.40%, 4/02/07
        (Maturity Value $3,382,521)
          Collateralized by U.S. Government Agency Securities, 5.00%,
            5/01/35 - 7/01/35 .............................................   United States            3,381,000          3,381,000
      Barclays Capital Inc., 5.40%, 4/02/07 (Maturity Value $1,176,529)
          Collateralized by U.S. Government Agency Securities, 3.50% - 9.50%,
            4/01/07 - 3/01/47 .............................................   United States            1,176,000          1,176,000
      Deutsche Bank Securities Inc., 5.41%, 4/02/07
        (Maturity Value $4,734,133)
          Collateralized by U.S. Government Agency Securities,
            4.00% - 7.00%, 5/01/18 - 4/01/37 ..............................   United States            4,732,000          4,732,000


                                                          Semiannual Report | 81

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
      FRANKLIN INCOME FUND                                                       COUNTRY      PRINCIPAL AMOUNT e        VALUE
------------------------------------------------------------------------------------------------------------------------------------
      SHORT TERM INVESTMENTS (CONTINUED)
    o INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
      SECURITIES (CONTINUED)
    p REPURCHASE AGREEMENTS (CONTINUED)
      Goldman, Sachs & Co., 5.35%, 4/02/07 (Maturity Value $3,825,705)
          Collateralized by U.S. Government Agency Securities,
            4.875% - 6.75%, 8/27/07 - 9/15/29 .............................   United States   $        3,824,000   $      3,824,000
      Merrill Lynch Government Securities Inc., 5.35%, 4/02/07
        (Maturity Value $4,673,082)
          Collateralized by U.S. Government Agency Securities,
            2.35% - 7.375%, 4/05/07 - 9/26/36; n U.S. Government Agency
              Discount Notes, 4/08/07 - 11/15/30 ..........................   United States            4,671,000          4,671,000
      Morgan Stanley & Co. Inc., 5.40%, 4/02/07
        (Maturity Value $4,497,023)
          Collateralized by U.S. Government Agency Securities,
            2.35% - 7.125%, 4/05/07 - 7/15/36 .............................   United States            4,495,000          4,495,000
                                                                                                                   ----------------
      TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
        SECURITIES (COST $22,279,000) .....................................                                              22,279,000
                                                                                                                   ----------------
      TOTAL REPURCHASE AGREEMENTS (COST $3,387,772,295) ...................                                           3,387,772,295
                                                                                                                   ----------------
      TOTAL INVESTMENTS (COST $50,192,226,676) 99.8% ......................                                          56,631,561,805
      OTHER ASSETS, LESS LIABILITIES 0.2% .................................                                             127,829,566
                                                                                                                   ----------------
      NET ASSETS 100.0% ...................................................                                        $ 56,759,391,371
                                                                                                                   ================

      See Selected Portfolio Abbreviations on page 97.

a     See Note 9 regarding holdings of 5% voting securities.

b     Non-income producing for the twelve months ended March 31, 2007.

c See Note 1(d) regarding securities purchased on a when-issued or delayed delivery basis.

d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At March 31, 2007, the aggregate value of these securities was $3,808,021,510, representing 6.71% of net assets.

e     The principal amount is stated in U.S. dollars unless otherwise indicated.

f     See Note 8 regarding defaulted securities.

g See Note 10 regarding other considerations - credit committee participation.

h     A portion or all of the security is on loan as of March 31, 2007. See Note
      1(f).

i     The coupon rate shown represents the rate at period end.

j     Rounds to less than 0.1% of net assets.

k See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

l     See Note 1(c) regarding joint repurchase agreement.

m     Rounds to less than 0.01%.

n     The security is traded on a discount basis with no stated coupon rate.

o     Collateral for loaned securities. See Note 1(c).

p     See Note 1(c) regarding repurchase agreement.


82 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  MARCH 31, 2007                       YEAR ENDED SEPTEMBER 30,
CLASS A                                            (UNAUDITED)           2006          2005          2004          2003        2002
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $     6.43      $     6.53    $     6.68    $     6.81    $     6.99  $     6.93
                                                 -----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ....................          0.15            0.32          0.28          0.27          0.28        0.38
   Net realized and unrealized gains
     (losses) .................................          0.02           (0.11)        (0.11)        (0.04)        (0.10)       0.09
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............          0.17            0.21          0.17          0.23          0.18        0.47
                                                 -----------------------------------------------------------------------------------
Less distributions from net investment
  income ......................................         (0.17)          (0.31)        (0.32)        (0.36)        (0.36)      (0.41)
                                                 -----------------------------------------------------------------------------------
Redemption fees ...............................            -- d            -- d          -- d          -- d          --          --
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................    $     6.43      $     6.43    $     6.53    $     6.68    $     6.81  $     6.99
                                                 ===================================================================================

Total return c ................................          2.63%           3.40%         2.67%         3.46%         2.66%       7.06%

RATIOS TO AVERAGE NET ASSETS
Expenses ......................................          0.73% e,f       0.72% f       0.72% f       0.70% f       0.70%       0.69%
Net investment income .........................          4.74% e         4.64%         4.29%         4.09%         4.11%       5.48%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $5,136,922      $5,291,117    $5,901,449    $6,420,381    $7,286,317  $7,726,914
Portfolio turnover rate .......................          3.77%          20.54%        29.14%        41.45%        66.96%      44.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 83

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  MARCH 31, 2007                       YEAR ENDED SEPTEMBER 30,
CLASS B                                            (UNAUDITED)           2006          2005          2004          2003        2002
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   6.42        $   6.52      $   6.67      $   6.80      $   6.98    $   6.93
                                                 -----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ....................          0.13            0.29          0.25          0.24          0.25        0.34
   Net realized and unrealized gains
     (losses) .................................          0.02           (0.11)        (0.11)        (0.05)        (0.10)       0.09
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............          0.15            0.18          0.14          0.19          0.15        0.43
                                                 -----------------------------------------------------------------------------------
Less distributions from net investment
  income ......................................         (0.15)          (0.28)        (0.29)        (0.32)        (0.33)      (0.38)
                                                 -----------------------------------------------------------------------------------
Redemption fees ...............................            -- d            -- d          -- d          -- d          --          --
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................      $   6.42        $   6.42      $   6.52      $   6.67      $   6.80    $   6.98
                                                 ===================================================================================

Total return c ................................          2.38%           2.87%         2.13%         2.92%         2.13%       6.37%

RATIOS TO AVERAGE NET ASSETS
Expenses ......................................          1.26% e,f       1.24% f       1.25% f       1.23% f       1.23%       1.22%
Net investment income .........................          4.21% e         4.12%         3.76%         3.56%         3.58%       4.95%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $349,899        $388,807      $478,788      $568,276      $678,814    $559,966
Portfolio turnover rate .......................          3.77%          20.54%        29.14%        41.45%        66.96%      44.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


84 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  MARCH 31, 2007                       YEAR ENDED SEPTEMBER 30,
CLASS C                                            (UNAUDITED)           2006          2005          2004          2003        2002
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   6.40        $   6.50      $   6.65      $   6.78      $   6.97    $   6.91
                                                 -----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ....................          0.13            0.29          0.25          0.24          0.25        0.34
   Net realized and unrealized gains
     (losses) .................................          0.02           (0.11)        (0.11)        (0.05)        (0.11)       0.10
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............          0.15            0.18          0.14          0.19          0.14        0.44
                                                 -----------------------------------------------------------------------------------
Less distributions from net investment
  income ......................................         (0.15)          (0.28)        (0.29)        (0.32)        (0.33)      (0.38)
                                                 -----------------------------------------------------------------------------------
Redemption fees ...............................            -- d            -- d          -- d          -- d          --          --
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................      $   6.40        $   6.40      $   6.50      $   6.65      $   6.78    $   6.97
                                                 ===================================================================================

Total return c ................................          2.38%           2.88%         2.14%         2.91%         2.00%       6.53%

RATIOS TO AVERAGE NET ASSETS
Expenses ......................................          1.26% e,f       1.23% f       1.25% f       1.23% f       1.23%       1.21%
Net investment income .........................          4.21% e         4.13%         3.76%         3.56%         3.58%       4.96%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $411,107        $424,462      $508,539      $597,451      $814,635    $803,049
Portfolio turnover rate .......................          3.77%          20.54%        29.14%        41.45%        66.96%      44.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 85

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  MARCH 31, 2007                       YEAR ENDED SEPTEMBER 30,
CLASS R                                            (UNAUDITED)           2006          2005          2004          2003      2002 g
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  6.43         $  6.53       $  6.68       $  6.81       $  6.99   $  6.81
                                                 -----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ....................          0.14            0.30          0.26          0.25          0.25      0.25
   Net realized and unrealized gains
     (losses) .................................          0.02           (0.11)        (0.11)        (0.05)        (0.09)     0.22
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............          0.16            0.19          0.15          0.20          0.16      0.47
                                                 -----------------------------------------------------------------------------------
Less distributions from net investment
  income ......................................         (0.16)          (0.29)        (0.30)        (0.33)        (0.34)    (0.29)
                                                 -----------------------------------------------------------------------------------
Redemption fees ...............................            -- d            -- d          -- d          -- d          --        --
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................       $  6.43         $  6.43       $  6.53       $  6.68       $  6.81   $  6.99
                                                 ===================================================================================

Total return c ................................          2.45%           3.01%         2.29%         3.08%         2.29%     7.03%

RATIOS TO AVERAGE NET ASSETS
Expenses ......................................          1.11% e,f       1.09% f       1.10% f       1.08% f       1.08%     1.07% e
Net investment income .........................          4.36% e         4.27%         3.91%         3.71%         3.73%     5.10% e

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $74,661         $71,104       $65,790       $59,431       $54,042   $14,042
Portfolio turnover rate .......................          3.77%          20.54%        29.14%        41.45%        66.96%    44.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period January 1, 2002 (effective date) to September 30, 2002.


86 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                  MARCH 31, 2007                       YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                      (UNAUDITED)         2006          2005          2004            2003        2002
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   6.45      $   6.55      $   6.69      $   6.83        $   7.01    $   6.94
                                                 -----------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ....................          0.16          0.34          0.29          0.28            0.29        0.38
   Net realized and unrealized gains
     (losses) .................................          0.01         (0.12)        (0.10)        (0.06)          (0.10)       0.11
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............          0.17          0.22          0.19          0.22            0.19        0.49
                                                 -----------------------------------------------------------------------------------
Less distributions from net investment
  income ......................................         (0.17)        (0.32)        (0.33)        (0.36)          (0.37)      (0.42)
                                                 -----------------------------------------------------------------------------------
Redemption fees ...............................            -- d          -- d          -- d          -- d            --          --
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................      $   6.45      $   6.45      $   6.55      $   6.69        $   6.83    $   7.01
                                                 ===================================================================================

Total return c ................................          2.69%         3.53%         2.95%         3.42%           2.79%       7.33%

RATIOS TO AVERAGE NET ASSETS
Expenses ......................................          0.61% e,f     0.59% f       0.60% f       0.58% f         0.58%       0.57%
Net investment income .........................          4.86% e       4.77%         4.41%         4.21%           4.23%       5.60%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $423,217      $387,239      $334,681      $340,279        $308,411    $198,437
Portfolio turnover rate .......................          3.77%        20.54%        29.14%        41.45%          66.96%      44.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 87

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN U.S. GOVERNMENT SECURITIES FUND                                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 96.6%
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 96.6%
  GNMA GP 30 Year, 8.25%, 3/15/17 - 10/15/17 ..............................................       $        119,374   $      126,598
  GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16 ..............................................                361,953          389,322
  GNMA GP 30 Year, 10.00%, 11/15/09 - 4/15/10 .............................................                253,738          267,117
  GNMA GP 30 Year, 10.25%, 5/15/20 ........................................................                 10,834           12,059
  GNMA GP 30 Year, 11.00%, 12/15/09 - 12/15/10 ............................................                500,296          536,273
  GNMA GP 30 Year, 11.25%, 7/15/13 - 1/15/16 ..............................................                281,956          312,386
  GNMA GP 30 Year, 11.50%, 2/15/13 - 5/15/13 ..............................................                 41,802           46,168
  GNMA GP 30 Year, 11.75%, 7/15/13 - 8/15/13 ..............................................                 39,000           43,551
  GNMA GP 30 Year, 12.00%, 3/15/11 - 12/15/12 .............................................                 19,743           21,784
  GNMA GP 30 Year, 12.50%, 5/15/10 - 7/15/10 ..............................................                 41,103           44,933
  GNMA GP 30 Year, 12.75%, 5/15/14 ........................................................                  5,725            6,371
  GNMA I SF 15 Year, 6.50%, 5/15/18 .......................................................              2,573,306        2,637,969
  GNMA I SF 30 Year, 5.00%, 2/15/33 - 11/15/36 ............................................            696,894,250      678,987,103
a GNMA I SF 30 Year, 5.50%, 5/15/28 - 11/15/36 ............................................          1,269,540,820    1,264,033,299
a GNMA I SF 30 Year, 6.00%, 10/15/23 - 1/15/37 ............................................            832,168,513      844,436,721
  GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/36 .............................................            393,282,615      404,440,788
  GNMA I SF 30 Year, 6.75%, 3/15/26 - 4/15/26 .............................................                 72,219           75,057
  GNMA I SF 30 Year, 7.00%, 10/15/09 - 9/15/32 ............................................            234,730,840      245,365,174
  GNMA I SF 30 Year, 7.25%, 11/15/25 - 1/15/26 ............................................                722,469          750,141
  GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/32 .............................................             63,987,313       66,710,032
  GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22 .............................................                559,304          589,086
  GNMA I SF 30 Year, 8.00%, 10/15/07 - 9/15/30 ............................................             49,819,530       52,776,517
  GNMA I SF 30 Year, 8.25%, 3/15/27 - 11/15/27 ............................................                145,620          155,528
  GNMA I SF 30 Year, 8.50%, 12/15/09 - 6/15/25 ............................................             10,981,415       11,805,630
  GNMA I SF 30 Year, 9.00%, 11/15/08 - 7/15/23 ............................................             13,831,953       14,869,175
  GNMA I SF 30 Year, 9.50%, 5/15/09 - 1/15/23 .............................................              8,597,070        9,345,075
  GNMA I SF 30 Year, 10.00%, 4/15/12 - 3/15/25 ............................................             10,706,780       11,898,411
  GNMA I SF 30 Year, 10.50%, 12/15/09 - 10/15/21 ..........................................              8,086,250        9,013,901
  GNMA I SF 30 Year, 11.00%, 11/15/09 - 5/15/21 ...........................................              7,318,447        8,042,016
  GNMA I SF 30 Year, 11.50%, 3/15/13 - 2/15/16 ............................................              1,825,360        2,026,672
  GNMA I SF 30 Year, 12.00%, 5/15/11 - 1/15/18 ............................................              8,703,625        9,779,452
  GNMA I SF 30 Year, 12.50%, 4/15/10 - 8/15/18 ............................................              7,705,779        8,540,760
  GNMA I SF 30 Year, 13.00%, 7/15/10 - 1/15/16 ............................................              8,320,764        9,294,217
  GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17 ............................................                 68,043           72,283
  GNMA II GP 30 Year, 11.50%, 8/20/13 .....................................................                 16,072           17,689
  GNMA II SF 30 Year, 4.50%, 5/20/33 - 10/20/34 ...........................................             44,738,214       42,196,535
  GNMA II SF 30 Year, 5.00%, 7/20/33 - 3/20/36 ............................................            346,095,905      335,836,061
  GNMA II SF 30 Year, 5.00%, 9/20/33 ......................................................            299,145,594      290,451,855
  GNMA II SF 30 Year, 5.50%, 6/20/34 ......................................................             79,079,560       78,604,135
  GNMA II SF 30 Year, 5.50%, 7/20/34 - 6/20/36 ............................................            391,546,026      389,024,657
  GNMA II SF 30 Year, 5.50%, 12/20/34 .....................................................            241,273,085      239,822,556
  GNMA II SF 30 Year, 5.50%, 1/20/35 ......................................................             97,345,156       96,717,816
  GNMA II SF 30 Year, 5.50%, 2/20/35 ......................................................            121,276,821      120,495,254
  GNMA II SF 30 Year, 5.50%, 6/20/35 ......................................................             71,450,935       70,990,471
  GNMA II SF 30 Year, 5.50%, 4/20/36 ......................................................             68,022,458       67,550,741
  GNMA II SF 30 Year, 6.00%, 10/20/23 - 7/20/36 ...........................................            461,853,147      467,520,182
  GNMA II SF 30 Year, 6.00%, 9/20/34 ......................................................             77,478,137       78,493,721


88 | Semiannual Report

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN U.S. GOVERNMENT SECURITIES FUND                                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES (CONTINUED)
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 96.6% (CONTINUED)
  GNMA II SF 30 Year, 6.00%, 11/20/35 .....................................................       $     70,960,943   $   71,821,707
  GNMA II SF 30 Year, 6.50%, 6/20/24 - 7/20/35 ............................................             93,913,178       96,455,569
  GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33 ............................................             47,784,110       49,810,515
  GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32 ...........................................              8,472,376        8,811,647
  GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30 ............................................              4,285,111        4,524,491
  GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25 ............................................              2,203,070        2,358,189
  GNMA II SF 30 Year, 9.00%, 7/20/16 - 11/20/21 ...........................................                601,154          644,737
  GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25 ............................................                353,220          385,619
  GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21 ...........................................                792,312          877,520
  GNMA II SF 30 Year, 10.50%, 9/20/13 - 3/20/21 ...........................................              2,348,881        2,606,745
  GNMA II SF 30 Year, 11.00%, 8/20/13 - 1/20/21 ...........................................                350,181          388,782
  GNMA II SF 30 Year, 11.50%, 9/20/13 - 2/20/18 ...........................................                194,893          217,293
  GNMA II SF 30 Year, 12.00%, 9/20/13 - 2/20/16 ...........................................                390,760          436,980
  GNMA II SF 30 Year, 12.50%, 10/20/13 - 11/20/15 .........................................                278,628          309,661
  GNMA II SF 30 Year, 13.00%, 10/20/13 - 9/20/15 ..........................................                273,224          305,405
                                                                                                                     --------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $6,226,281,913) ..................................                           6,175,128,102
                                                                                                                     --------------

                                                                                                  ----------------
                                                                                                       SHARES
                                                                                                  ----------------
  SHORT TERM INVESTMENTS 4.2%
  MONEY MARKET FUND (COST $179,207,272) 2.8%
b Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.99% ....................            179,207,272      179,207,272
                                                                                                                     --------------

                                                                                                  ----------------
                                                                                                  PRINCIPAL AMOUNT
                                                                                                  ----------------

  REPURCHASE AGREEMENT (COST $91,980,000) 1.4%
c Barclays De Zoete Wedd Securities Inc., 5.08%, 4/02/07 (Maturity Value $92,018,938)
    d Collateralized by U.S. Treasury Bill, 5/31/07 .......................................       $     91,980,000       91,980,000
                                                                                                                     --------------
  TOTAL SHORT TERM INVESTMENTS (COST $271,187,272) ........................................                             271,187,272
                                                                                                                     --------------
  TOTAL INVESTMENTS (COST $6,497,469,185) 100.8% ..........................................                           6,446,315,374
  OTHER ASSETS, LESS LIABILITIES (0.8)% ...................................................                             (50,508,258)
                                                                                                                     --------------
  NET ASSETS 100.0% .......................................................................                          $6,395,807,116
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 97.

a     See Note 1(d) regarding securities purchased on a to-be-announced basis.

b See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

c     See Note 1(c) regarding repurchase agreement.

d     The security is traded on a discount basis with no stated coupon rate.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 89

Franklin Custodian Funds, Inc.

FINANCIAL HIGHLIGHTS

FRANKLIN UTILITIES FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           MARCH 31, 2007                           YEAR ENDED SEPTEMBER 30,
CLASS A                                     (UNAUDITED)             2006           2005           2004          2003          2002
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period ..      $    12.89       $    12.59     $    10.16     $     8.80    $     7.96    $    10.02
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............            0.19             0.43           0.45           0.43          0.42          0.46
   Net realized and unrealized gains
      (losses) ........................            2.21             0.37           2.42           1.33          0.85         (1.60)
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......            2.40             0.80           2.87           1.76          1.27         (1.14)
                                          ------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............           (0.23)           (0.41)         (0.44)         (0.40)        (0.43)        (0.45)
   Net realized gains .................           (0.44)           (0.09)            --             --            --         (0.47)
                                          ------------------------------------------------------------------------------------------
Total distributions ...................           (0.67)           (0.50)         (0.44)         (0.40)        (0.43)        (0.92)
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................              -- d             -- d           -- d           -- d          --            --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........      $    14.62       $    12.89     $    12.59     $    10.16    $     8.80    $     7.96
                                          ==========================================================================================

Total return c ........................           19.01%            6.69%         28.81%         20.40%        16.38%       (12.49)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................            0.75% e,f        0.76% f        0.78% f        0.80%         0.83%         0.80%
Net investment income .................            2.78% e          3.54%          3.92%          4.49%         5.00%         4.87%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $2,206,389       $1,926,732     $1,986,034     $1,450,832    $1,259,886    $1,090,216
Portfolio turnover rate ...............            4.97%            7.97%         13.53%         16.13%        25.81%        30.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


90 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           MARCH 31, 2007                           YEAR ENDED SEPTEMBER 30,
CLASS B                                      (UNAUDITED)            2006           2005           2004          2003         2002
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period ..      $    12.88       $    12.57     $    10.15     $     8.80    $     7.97    $    10.02
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............            0.16             0.37           0.39           0.38          0.37          0.41
   Net realized and unrealized gains
    (losses) ..........................            2.19             0.38           2.42           1.33          0.85         (1.58)
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......            2.35             0.75           2.81           1.71          1.22         (1.17)
                                          ------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............           (0.19)           (0.35)         (0.39)         (0.36)        (0.39)        (0.41)
   Net realized gains .................           (0.44)           (0.09)            --             --            --         (0.47)
                                          ------------------------------------------------------------------------------------------
Total distributions ...................           (0.63)           (0.44)         (0.39)         (0.36)        (0.39)        (0.88)
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................              -- d             -- d           -- d           -- d          --            --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........      $    14.60       $    12.88     $    12.57     $    10.15    $     8.80    $     7.97
                                          ==========================================================================================

Total return c ........................           18.65%            6.25%         28.11%         19.71%        15.88%       (12.88)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................            1.26% e,f        1.26% f        1.28% f        1.30%         1.34%         1.31%
Net investment income .................            2.27% e          3.04%          3.42%          3.99%         4.49%         4.44%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $  143,466       $  133,824     $  154,277     $  127,105    $   95,321    $   32,802
Portfolio turnover rate ...............            4.97%            7.97%         13.53%         16.13%        25.81%        30.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 91

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           MARCH 31, 2007                           YEAR ENDED SEPTEMBER 30,
CLASS C                                      (UNAUDITED)            2006           2005           2004          2003          2002
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..      $    12.85       $    12.55     $    10.13     $     8.78    $     7.95    $    10.01
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............            0.16             0.37           0.39           0.38          0.36          0.41
   Net realized and unrealized gains
     (losses) .........................            2.19             0.37           2.42           1.33          0.86         (1.59)
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......            2.35             0.74           2.81           1.71          1.22         (1.18)
                                          ------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............           (0.19)           (0.35)         (0.39)         (0.36)        (0.39)        (0.41)
   Net realized gains .................           (0.44)           (0.09)            --             --            --         (0.47)
                                          ------------------------------------------------------------------------------------------
Total distributions ...................           (0.63)           (0.44)         (0.39)         (0.36)        (0.39)        (0.88)
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................              -- d             -- d           -- d           -- d          --            --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........      $    14.57       $    12.85     $    12.55     $    10.13    $     8.78    $     7.95
                                          ==========================================================================================

Total return c ........................           18.71%            6.19%         28.16%         19.76%        15.77%       (12.90)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................            1.26% e,f        1.25% f        1.28% f        1.30%         1.34%         1.29%
Net investment income .................            2.27% e          3.05%          3.42%          3.99%         4.49%         4.43%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $  448,772       $  391,509     $  435,714     $  283,747    $  222,030    $   67,428
Portfolio turnover rate ...............            4.97%            7.97%         13.53%         16.13%        25.81%        30.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


92 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND

                                          ------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           MARCH 31, 2007                           YEAR ENDED SEPTEMBER 30,
CLASS R                                      (UNAUDITED)          2006             2005           2004          2003         2002 g
                                          ------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..      $   12.86       $   12.57       $    10.15     $     8.79    $     7.96    $    9.81
                                          ------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............           0.17            0.39             0.43           0.39          0.37         0.32
   Net realized and unrealized gains
     (losses) .........................           2.20            0.36             2.40           1.34          0.86        (1.85)
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......           2.37            0.75             2.83           1.73          1.23        (1.53)
                                          ------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............          (0.21)          (0.37)           (0.41)         (0.37)        (0.40)       (0.32)
   Net realized gains .................          (0.44)          (0.09)              --             --            --           --
                                          ------------------------------------------------------------------------------------------
Total distributions ...................          (0.65)          (0.46)           (0.41)         (0.37)        (0.40)       (0.32)
                                          ------------------------------------------------------------------------------------------
Redemption fees .......................             -- d            -- d             -- d           -- d          --           --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........      $   14.58       $   12.86       $    12.57     $     10.15   $     8.79    $    7.96
                                          ==========================================================================================

Total return c ........................          18.80%           6.29%           28.35%         20.02%        15.96%      (16.01)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................           1.11% e,f       1.11% e,f        1.13% f        1.15%         1.19%        1.16% e
Net investment income .................           2.42% e         3.19%            3.57%          4.14%         4.64%        4.82% e

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $  40,073       $  27,736       $   14,649     $    1,590    $    1,142    $     142
Portfolio turnover rate ...............           4.97%           7.97%           13.53%         16.13%        25.81%       30.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period January 1, 2002 (effective date) to September 30, 2002.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 93

Franklin Custodian Funds, Inc.

FRANKLIN UTILITIES FUND

                                          -----------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                           MARCH 31, 2007                            YEAR ENDED SEPTEMBER 30,
ADVISOR CLASS                                (UNAUDITED)            2006           2005           2004          2003         2002
                                          -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..      $    12.95       $    12.64     $    10.20     $     8.84    $     7.99    $   10.05
                                          -----------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ............            0.20             0.45           0.48           0.44          0.42         0.47
   Net realized and unrealized gains
     (losses) .........................            2.21             0.38           2.42           1.34          0.87        (1.60)
                                          -----------------------------------------------------------------------------------------
Total from investment operations ......            2.41             0.83           2.90           1.78          1.29        (1.13)
                                          -----------------------------------------------------------------------------------------
Less distributions from:
   Net investment income ..............           (0.24)           (0.43)         (0.46)         (0.42)        (0.44)       (0.46)
   Net realized gains .................           (0.44)           (0.09)            --             --            --        (0.47)
                                          -----------------------------------------------------------------------------------------
Total distributions ...................           (0.68)           (0.52)         (0.46)         (0.42)        (0.44)       (0.93)
                                          -----------------------------------------------------------------------------------------
Redemption fees .......................              -- d             -- d           -- d           -- d          --           --
                                          -----------------------------------------------------------------------------------------
Net asset value, end of period ........      $    14.68       $    12.95     $    12.64     $    10.20    $     8.84    $    7.99
                                          =========================================================================================

Total return c ........................           19.04%            6.88%         29.00%         20.48%        16.61%      (12.32)%

RATIOS TO AVERAGE NET ASSETS
Expenses ..............................            0.61% e,f        0.61% f        0.63% f        0.65%         0.69%        0.66%
Net investment income .................            2.92% e          3.69%          4.07%          4.64%         5.14%        5.07%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $   97,052       $  103,041     $  110,249     $   51,586    $   47,167    $  15,664
Portfolio turnover rate ...............            4.97%            7.97%         13.53%         16.13%        25.81%       30.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


94 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN UTILITIES FUND                                                           COUNTRY            SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.4%
  COMMON STOCKS 93.5%
  DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
  AT&T Inc. ...............................................................      United States        1,400,000     $    55,202,000
  Verizon Communications Inc. .............................................      United States        1,200,000          45,504,000
                                                                                                                    ---------------
                                                                                                                        100,706,000
                                                                                                                    ---------------
  ELECTRIC UTILITIES 80.5%
  Alliant Energy Corp. ....................................................      United States        1,300,000          58,266,000
  Ameren Corp. ............................................................      United States        1,429,441          71,900,882
  American Electric Power Co. Inc. ........................................      United States        1,200,000          58,500,000
  California Water Service Group ..........................................      United States          400,000          15,328,000
  CenterPoint Energy Inc. .................................................      United States        1,500,000          26,910,000
  Cleco Corp. .............................................................      United States        1,000,000          25,830,000
  Consolidated Edison Inc. ................................................      United States          700,000          35,742,000
  Constellation Energy Group ..............................................      United States          600,000          52,170,000
  Dominion Resources Inc. .................................................      United States        1,600,000         142,032,000
  DTE Energy Co. ..........................................................      United States          600,000          28,740,000
  Duke Energy Corp. .......................................................      United States        4,391,400          89,101,506
  Edison International ....................................................      United States        2,200,000         108,086,000
  Energy East Corp. .......................................................      United States          600,000          14,616,000
  Entergy Corp. ...........................................................      United States        1,750,000         183,610,000
  Exelon Corp. ............................................................      United States        2,200,000         151,162,000
  FirstEnergy Corp. .......................................................      United States        1,900,000         125,856,000
  FPL Group Inc. ..........................................................      United States        1,800,000         110,106,000
  Hawaiian Electric Industries Inc. .......................................      United States          500,000          12,995,000
  National Grid PLC .......................................................     United Kingdom        4,987,755          78,312,985
  Northeast Utilities .....................................................      United States        1,600,000          52,432,000
  Pepco Holdings Inc. .....................................................      United States        1,400,000          40,628,000
  PG&E Corp. ..............................................................      United States        1,900,000          91,713,000
  Pinnacle West Capital Corp. .............................................      United States          800,000          38,600,000
  PPL Corp. ...............................................................      United States        2,400,000          98,160,000
  Progress Energy Inc. ....................................................      United States        1,500,000          75,660,000
  Public Service Enterprise Group Inc. ....................................      United States        1,300,000         107,952,000
  Puget Energy Inc. .......................................................      United States        1,725,000          44,298,000
  SCANA Corp. .............................................................      United States        1,000,000          43,170,000
a Sierra Pacific Resources ................................................      United States        3,200,000          55,616,000
  The Southern Co. ........................................................      United States        2,500,000          91,625,000
  TXU Corp. ...............................................................      United States        1,100,000          70,510,000
  United Utilities PLC ....................................................     United Kingdom        3,000,000          44,594,521
  Westar Energy Inc. ......................................................      United States          800,000          22,016,000
  Wisconsin Energy Corp. ..................................................      United States        1,000,000          48,520,000
  Xcel Energy Inc. ........................................................      United States        2,000,000          49,380,000
                                                                                                                    ---------------
                                                                                                                      2,364,138,894
                                                                                                                    ---------------
  GAS DISTRIBUTORS 7.8%
  AGL Resources Inc. ......................................................      United States        1,000,000          42,720,000
  Atmos Energy Corp. ......................................................      United States          600,000          18,768,000
  Gaz de France ...........................................................         France              544,033          25,239,611


                                                          Semiannual Report | 95

Franklin Custodian Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN UTILITIES FUND                                                           COUNTRY           SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  GAS DISTRIBUTORS (CONTINUED)
  Sempra Energy ...........................................................      United States        1,000,000     $    61,010,000
  Spectra Energy Corp. ....................................................      United States        2,195,700          57,681,039
  Vectren Corp. ...........................................................      United States          800,000          22,880,000
                                                                                                                    ---------------

                                                                                                                        228,298,650
                                                                                                                    ---------------
  OIL & GAS PIPELINES 1.8%
  Kinder Morgan Inc. ......................................................      United States          200,000          21,290,000
  The Williams Cos. Inc. ..................................................      United States        1,100,000          31,306,000
                                                                                                                    ---------------

                                                                                                                         52,596,000
                                                                                                                    ---------------
  TOTAL COMMON STOCKS (COST $1,599,916,935) ...............................                                           2,745,739,544
                                                                                                                    ---------------
  CONVERTIBLE PREFERRED STOCKS 1.2%
  ELECTRIC UTILITIES 1.2%
  CMS Energy Trust I, 7.75%, cvt. pfd. ....................................      United States          260,000          12,971,322
  PNM Resources Inc., 6.75%, cvt. pfd. ....................................      United States          400,000          21,750,000
                                                                                                                    ---------------

  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $33,440,520) ...................                                              34,721,322
                                                                                                                    ---------------

                                                                                                ------------------
                                                                                                PRINCIPAL AMOUNT b
                                                                                                ------------------
  CORPORATE BONDS 3.7%
  ELECTRIC UTILITIES 3.7%
  Aquila Inc., senior note,
      9.95%, 2/01/11 ......................................................      United States     $  6,000,000           6,600,000
      8.27%, 11/15/21 .....................................................      United States        6,100,000           7,289,500
  CMS Energy Corp., senior note, 9.875%, 10/15/07 .........................      United States        8,500,000           8,723,125
  MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28 ............      United States       25,000,000          31,549,400
  Northeast Generation Co., senior note, 8.812%, 10/15/26 .................      United States        7,500,000           7,717,125
  PP&L Capital Funding, 8.375%, 6/15/07 ...................................      United States       15,000,000          15,081,855
  TXU Corp., senior note, R, 6.55%, 11/15/34 ..............................      United States       40,000,000          33,695,920
                                                                                                                    ---------------
  TOTAL CORPORATE BONDS (COST $107,935,453) ...............................                                             110,656,925
                                                                                                                    ---------------
  TOTAL LONG TERM INVESTMENTS (COST $1,741,292,908) .......................                                           2,891,117,791
                                                                                                                    ---------------

                                                                                                ------------------
                                                                                                      SHARES
                                                                                                ------------------
  SHORT TERM INVESTMENT (COST $39,855,609) 1.4%
  MONEY MARKET FUND 1.4%
c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.99% ....      United States       39,855,609          39,855,609
                                                                                                                    ---------------

  TOTAL INVESTMENTS (COST $1,781,148,517) 99.8% ...........................                                           2,930,973,400
  OTHER ASSETS, LESS LIABILITIES 0.2% .....................................                                               4,779,637
                                                                                                                    ---------------

  NET ASSETS 100.0% .......................................................                                         $ 2,935,753,037
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 97.

a     Non-income producing for the twelve months ended March 31, 2007.

b     The principal amount is stated in U.S. dollars unless otherwise indicated.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


96 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
GP    - Graduated Payment
MTN   - Medium Term Note
PIK   - Payment-In-Kind
SF    - Single Family


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 97

Franklin Custodian Funds, Inc.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2007 (unaudited)

                                                                 -----------------------------------------------------
                                                                    FRANKLIN          FRANKLIN           FRANKLIN
                                                                  DYNATECH FUND      GROWTH FUND        INCOME FUND
                                                                 -----------------------------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ............................   $  305,321,731   $    900,890,205   $ 44,763,440,122
      Cost - Non-controlled affiliated issuers (Note 9) ......               --                 --      1,861,773,108
      Cost - Sweep Money Fund (Note 7) .......................        2,054,290         31,920,013        179,241,151
      Cost - Repurchase agreements ...........................               --                 --      3,387,772,295
                                                                 -----------------------------------------------------
      Total cost of investments ..............................   $  307,376,021   $    932,810,218   $ 50,192,226,676
                                                                 =====================================================
      Value - Unaffiliated issuers ...........................   $  591,210,208   $  2,562,655,914   $ 49,988,823,716
      Value - Non-controlled affiliated issuers (Note 9) .....               --                 --      3,075,724,643
      Value - Sweep Money Fund (Note 7) ......................        2,054,290         31,920,013        179,241,151
      Value - Repurchase agreements ..........................               --                 --      3,387,772,295
                                                                 -----------------------------------------------------
      Total value of investments a ...........................      593,264,498      2,594,575,927     56,631,561,805
   Receivables:
      Investment securities sold .............................        4,821,491                 --        109,623,610
      Capital shares sold ....................................          457,601          2,814,272        204,335,387
      Dividends and interest .................................          156,848          1,859,487        506,973,033
                                                                 -----------------------------------------------------
         Total assets ........................................      598,700,438      2,599,249,686     57,452,493,835
                                                                 -----------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ........................               --          2,299,018        534,154,347
      Capital shares redeemed ................................        1,978,670          3,316,892         78,781,685
      Affiliates .............................................          636,198          2,546,442         46,960,327
   Payable upon return of securities loaned ..................               --                 --         22,279,000
   Accrued expenses and other liabilities ....................          450,813          1,565,598         10,927,105
                                                                 -----------------------------------------------------
         Total liabilities ...................................        3,065,681          9,727,950        693,102,464
                                                                 -----------------------------------------------------
            Net assets, at value .............................   $  595,634,757   $  2,589,521,736   $ 56,759,391,371
                                                                 =====================================================
Net assets consist of:
   Paid-in capital ...........................................   $  357,213,007   $  1,039,720,835   $ 49,749,987,182
   Undistributed net investment income (loss) ................       (1,542,809)         1,155,278                 --
   Distributions in excess of net investment income ..........               --                 --        (79,959,726)
   Net unrealized appreciation (depreciation) ................      285,888,477      1,661,765,709      6,439,373,957
   Accumulated net realized gain (loss) ......................      (45,923,918)      (113,120,086)       649,989,958
                                                                 -----------------------------------------------------
            Net assets, at value .............................   $  595,634,757   $  2,589,521,736   $ 56,759,391,371
                                                                 =====================================================

a Including securities loaned ................................               --                 --   $     21,895,851


98 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2007 (unaudited)

                                                                              --------------------------------------------------
                                                                                FRANKLIN          FRANKLIN          FRANKLIN
                                                                              DYNATECH FUND     GROWTH FUND        INCOME FUND
                                                                              --------------------------------------------------
CLASS A:
   Net assets, at value ...................................................   $ 516,155,098   $ 1,818,773,221   $ 32,234,821,434
                                                                              ==================================================
   Shares outstanding .....................................................      18,983,166        43,213,914     11,888,074,958
                                                                              ==================================================
   Net asset value per share b ............................................   $       27.19   $         42.09   $           2.71
                                                                              ==================================================
   Maximum offering price per share (net asset value per share / 94.25%,
     94.25% and 95.75%, respectively) .....................................   $       28.85   $         44.66   $           2.83
                                                                              ==================================================
CLASS B:
   Net assets, at value ...................................................   $  15,725,209   $   123,415,080   $  3,866,737,248
                                                                              ==================================================
   Shares outstanding .....................................................         605,123         3,049,277      1,431,538,604
                                                                              ==================================================
   Net asset value and maximum offering price per share b .................   $       25.99   $         40.47   $           2.70
                                                                              ==================================================
CLASS B1:
   Net assets, at value ...................................................              --                --   $    453,875,607
                                                                              ==================================================
   Shares outstanding .....................................................              --                --        167,322,653
                                                                              ==================================================
   Net asset value and maximum offering price per share b .................              --                --   $           2.71
                                                                              ==================================================
CLASS C:
   Net assets, at value ...................................................   $  63,754,450   $   288,494,424   $ 14,759,878,842
                                                                              ==================================================
   Shares outstanding .....................................................       2,478,918         7,190,006      5,410,984,971
                                                                              ==================================================
   Net asset value and maximum offering price per share b .................   $       25.72   $         40.12   $           2.73
                                                                              ==================================================
CLASS R:
   Net assets, at value ...................................................              --   $    43,258,111   $    237,734,245
                                                                              ==================================================
   Shares outstanding .....................................................              --         1,034,763         88,523,629
                                                                              ==================================================
   Net asset value and maximum offering price per share b .................              --   $         41.80   $           2.69
                                                                              ==================================================
ADVISOR CLASS:
   Net assets, at value ...................................................              --   $   315,580,900   $  5,206,343,995
                                                                              ==================================================
   Shares outstanding .....................................................              --         7,492,652      1,929,131,768
                                                                              ==================================================
   Net asset value and maximum offering price per share b .................              --   $         42.12   $           2.70
                                                                              ==================================================

b Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                         Semiannual Report  |
 The accompanying notes are an integral part of these financial statements. | 99

Franklin Custodian Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2007 (unaudited)

                                                             ---------------------------------
                                                                 FRANKLIN
                                                             U.S. GOVERNMENT       FRANKLIN
                                                             SECURITIES FUND    UTILITIES FUND
                                                             ---------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ........................   $ 6,226,281,913   $ 1,741,292,908
      Cost - Sweep Money Fund (Note 7) ...................       179,207,272        39,855,609
      Cost - Repurchase agreements .......................        91,980,000                --
                                                             ---------------------------------
      Total cost of investments ..........................   $ 6,497,469,185   $ 1,781,148,517
                                                             =================================
      Value - Unaffiliated issuers .......................   $ 6,175,128,102   $ 2,891,117,791
      Value - Sweep Money Fund (Note 7) ..................       179,207,272        39,855,609
      Value - Repurchase agreements ......................        91,980,000                --
                                                             ---------------------------------
      Total value of investments .........................     6,446,315,374     2,930,973,400
   Cash ..................................................             2,539                --
   Receivables:
      Capital shares sold ................................         5,674,758         5,390,064
      Dividends and interest .............................        28,294,497         7,183,509
                                                             ---------------------------------
         Total assets ....................................     6,480,287,168     2,943,546,973
                                                             ---------------------------------
Liabilities:
   Payables:
      Investment securities purchased ....................        65,541,016                --
      Capital shares redeemed ............................        11,851,842         4,652,832
      Affiliates .........................................         4,518,813         3,052,791
   Accrued expenses and other liabilities ................         2,568,381            88,313
                                                             ---------------------------------
         Total liabilities ...............................        84,480,052         7,793,936
                                                             ---------------------------------
            Net assets, at value .........................   $ 6,395,807,116   $ 2,935,753,037
                                                             =================================
Net assets consist of:
   Paid-in capital .......................................   $ 6,860,584,149   $ 1,730,690,159
   Undistributed net investment income
     (distributions in excess of net investment income) ..        (4,219,282)        3,432,465
   Net unrealized appreciation (depreciation) ............       (51,153,811)    1,149,824,883
   Accumulated net realized gain (loss) ..................      (409,403,940)       51,805,530
                                                             ---------------------------------
            Net assets, at value .........................   $ 6,395,807,116   $ 2,935,753,037
                                                             =================================


100 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2007 (unaudited)

                                                                              ---------------------------------
                                                                                 FRANKLIN
                                                                              U.S. GOVERNMENT       FRANKLIN
                                                                              SECURITIES FUND    UTILITIES FUND
                                                                              ---------------------------------
CLASS A:
   Net assets, at value ...................................................   $ 5,136,922,317   $ 2,206,389,427
                                                                              =================================
   Shares outstanding .....................................................       798,472,250       150,927,947
                                                                              =================================
   Net asset value per share a ............................................   $          6.43   $         14.62
                                                                              =================================
   Maximum offering price per share (net asset value per share / 95.75%) ..   $          6.72   $         15.27
                                                                              =================================
CLASS B:
   Net assets, at value ...................................................   $   349,899,363   $   143,465,641
                                                                              =================================
   Shares outstanding .....................................................        54,469,477         9,823,876
                                                                              =================================
   Net asset value and maximum offering price per share a .................   $          6.42   $         14.60
                                                                              =================================
CLASS C:
   Net assets, at value ...................................................   $   411,107,479   $   448,772,320
                                                                              =================================
   Shares outstanding .....................................................        64,207,426        30,796,533
                                                                              =================================
   Net asset value and maximum offering price per share a .................   $          6.40   $         14.57
                                                                              =================================
CLASS R:
   Net assets, at value ...................................................   $    74,660,804   $    40,073,179
                                                                              =================================
   Shares outstanding .....................................................        11,613,425         2,748,187
                                                                              =================================
   Net asset value and maximum offering price per share a .................   $          6.43   $         14.58
                                                                              =================================
ADVISOR CLASS:
   Net assets, at value ...................................................   $   423,217,153   $    97,052,470
                                                                              =================================
   Shares outstanding .....................................................        65,634,622         6,611,751
                                                                              =================================
   Net asset value and maximum offering price per share a .................   $          6.45   $         14.68
                                                                              =================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 101

Franklin Custodian Funds, Inc.

STATEMENTS OF OPERATIONS
for the six months ended March 31, 2007 (unaudited)

                                                                                   -------------------------------------------------
                                                                                      FRANKLIN        FRANKLIN          FRANKLIN
                                                                                   DYNATECH FUND     GROWTH FUND      INCOME FUND
                                                                                   -------------------------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers .....................................................   $   2,081,602   $   16,723,015   $   456,320,011
      Non-controlled affiliated issuers (Note 9) ...............................              --               --        56,401,935
      Sweep Money Fund (Note 7) ................................................          74,996          498,477         4,550,988
   Interest ....................................................................              --               --     1,015,141,331
   Income from securities loaned - net .........................................              --               --           508,071
                                                                                   -------------------------------------------------
         Total investment income ...............................................       2,156,598       17,221,492     1,532,922,336
                                                                                   -------------------------------------------------
Expenses:
   Management fees (Note 3a) ...................................................       1,562,730        5,886,981       101,621,166
   Distribution fees: (Note 3c)
      Class A ..................................................................         681,444        2,086,680        22,082,737
      Class B ..................................................................          86,553          632,348        19,038,631
      Class B1 .................................................................              --               --         1,493,552
      Class C ..................................................................         335,257        1,432,455        44,239,008
      Class R ..................................................................              --          104,017           523,544
   Transfer agent fees (Note 3e) ...............................................         898,042        3,220,793        23,156,239
   Custodian fees (Note 4) .....................................................          14,642           23,862           436,350
   Reports to shareholders .....................................................          57,643          216,865         2,065,032
   Registration and filing fees ................................................          34,904           75,922         1,179,717
   Professional fees (Note 3f) .................................................          16,351           33,610           268,332
   Directors' fees and expenses ................................................           1,999            7,119           109,603
   Other .......................................................................           9,846           16,351           301,651
                                                                                   -------------------------------------------------
         Total expenses ........................................................       3,699,411       13,737,003       216,515,562
         Expense reductions (Note 4) ...........................................              (4)            (101)          (24,692)
                                                                                   -------------------------------------------------
            Net expenses .......................................................       3,699,407       13,736,902       216,490,870
                                                                                   -------------------------------------------------
              Net investment income (loss) .....................................      (1,542,809)       3,484,590     1,316,431,466
                                                                                   -------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments
        Unaffiliated Issuers ...................................................      10,203,403        4,715,357       757,318,226
        Non-controlled affiliated issuers (Note 9) .............................              --               --         8,538,302
      Foreign currency transactions ............................................          (1,422)             (25)         (716,003)
                                                                                   -------------------------------------------------
              Net realized gain (loss) .........................................      10,201,981        4,715,332       765,140,525
                                                                                   -------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..............................................................      26,541,771      179,948,743     2,740,985,458
      Translation of assets and liabilities denominated in foreign currencies ..              --               --            38,828
                                                                                   -------------------------------------------------
              Net change in unrealized appreciation (depreciation) .............      26,541,771      179,948,743     2,741,024,286
                                                                                   -------------------------------------------------
Net realized and unrealized gain (loss) ........................................      36,743,752      184,664,075     3,506,164,811
                                                                                   -------------------------------------------------
Net increase (decrease) in net assets resulting from operations ................   $  35,200,943   $  188,148,665   $ 4,822,596,277
                                                                                   =================================================


102 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended March 31, 2007 (unaudited)

                                                                                ---------------------------------
                                                                                   FRANKLIN
                                                                                U.S. GOVERNMENT      FRANKLIN
                                                                                SECURITIES FUND   UTILITIES FUND
                                                                                ---------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers ..................................................   $            --   $   44,204,580
      Sweep Money Fund (Note 7) .............................................         3,961,906          269,705
   Interest .................................................................       173,141,460        4,263,810
                                                                                ---------------------------------
         Total investment income ............................................       177,103,366       48,738,095
                                                                                ---------------------------------
Expenses:
   Management fees (Note 3a) ................................................        14,388,693        6,364,267
   Distribution fees: (Note 3c)
      Class A ...............................................................         3,184,763        1,421,244
      Class B ...............................................................         1,193,074          451,228
      Class C ...............................................................         1,344,696        1,357,680
      Class R ...............................................................           181,500           82,115
   Transfer agent fees (Note 3e) ............................................         5,090,255        2,003,791
   Custodian fees (Note 4) ..................................................            63,919           37,950
   Reports to shareholders ..................................................           437,716          103,601
   Registration and filing fees .............................................           123,859           69,831
   Professional fees (Note 3f) ..............................................            43,232           31,813
   Directors' fees and expenses .............................................            22,834           13,930
   Other ....................................................................            74,934           34,791
                                                                                ---------------------------------
         Total expenses .....................................................        26,149,475       11,972,241
         Expense reductions (Note 4) ........................................              (129)            (277)
                                                                                ---------------------------------
          Net expenses ......................................................        26,149,346       11,971,964
                                                                                ---------------------------------
            Net investment income (loss) ....................................       150,954,020       36,766,131
                                                                                ---------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................................          (289,893)      71,240,753
      Foreign currency transactions .........................................                --          (29,099)
                                                                                ---------------------------------
            Net realized gain (loss) ........................................          (289,893)      71,211,654
                                                                                ---------------------------------
   Net change in unrealized appreciation (depreciation) on investments ......        18,176,757      368,267,669
                                                                                ---------------------------------
Net realized and unrealized gain (loss) .....................................        17,886,864      439,479,323
                                                                                ---------------------------------
Net increase (decrease) in net assets resulting from operations .............   $   168,840,884   $  476,245,454
                                                                                =================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 103

Franklin Custodian Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                  ----------------------------------------------------------------------------------
                                                          FRANKLIN DYNATECH FUND                     FRANKLIN GROWTH FUND
                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                   MARCH 31, 2007         YEAR ENDED         MARCH 31, 2007          YEAR ENDED
                                                    (UNAUDITED)       SEPTEMBER 30, 2006      (UNAUDITED)       SEPTEMBER 30, 2006
                                                  ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .............  $     (1,542,809)   $       (2,150,136)   $      3,484,590    $         5,235,063
      Net realized gain (loss) from investments
        and foreign currency transactions ......        10,201,981            37,234,123           4,715,332             94,169,928
      Net change in unrealized appreciation
        (depreciation) on investments ..........        26,541,771           (13,111,219)        179,948,743            169,320,275
                                                  ----------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations ..............        35,200,943            21,972,768         188,148,665            268,725,266
                                                  ----------------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................                --                    --          (4,596,418)            (2,878,816)
         Class R ...............................                --                    --              (7,075)                (1,109)
         Advisor Class .........................                --                    --          (1,417,769)              (964,032)
                                                  ----------------------------------------------------------------------------------
   Total distributions to shareholders .........                --                    --          (6,021,262)            (3,843,957)
                                                  ----------------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ...............................      (105,379,624)          (58,206,956)         (5,993,269)           (61,066,872)
         Class B ...............................        (3,895,344)           (1,156,433)         (8,660,512)           (14,734,540)
         Class C ...............................        (8,711,372)           (6,007,946)         (5,474,185)           (27,044,966)
         Class R ...............................                --                    --           2,667,513              6,380,501
         Advisor Class .........................                --                    --          20,258,920             24,459,918
                                                  ----------------------------------------------------------------------------------
   Total capital share transactions ............      (117,986,340)          (65,371,335)          2,798,467            (72,005,959)
                                                  ----------------------------------------------------------------------------------
   Redemption fees .............................               717                 2,037               3,208                  8,229
                                                  ----------------------------------------------------------------------------------
            Net increase (decrease) in
              net assets .......................       (82,784,680)          (43,396,530)        184,929,078            192,883,579
Net assets:
   Beginning of period .........................       678,419,437           721,815,967       2,404,592,658          2,211,709,079
                                                  ----------------------------------------------------------------------------------
   End of period ...............................  $    595,634,757    $      678,419,437    $  2,589,521,736    $     2,404,592,658
                                                  ==================================================================================
Undistributed net investment income (loss)
  included in net assets:
   End of period ...............................  $     (1,542,809)   $               --    $      1,155,278    $         3,691,950
                                                  ==================================================================================


104 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Custodian Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  ----------------------------------------------------------------------------------
                                                                                                            FRANKLIN
                                                           FRANKLIN INCOME FUND                 U.S. GOVERNMENT SECURITIES FUND
                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                   MARCH 31, 2007         YEAR ENDED         MARCH 31, 2007          YEAR ENDED
                                                     (UNAUDITED)      SEPTEMBER 30, 2006      (UNAUDITED)       SEPTEMBER 30, 2006
                                                  ----------------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................  $  1,316,431,466    $    2,251,128,737    $    150,954,020    $       313,718,824
      Net realized gain (loss) from investments
        and foreign currency transactions ......       765,140,525           708,504,197            (289,893)            (1,705,377)
      Net change in unrealized appreciation
        (depreciation) on investments and
        translation of assets and liabilities
        denominated in foreign currencies ......     2,741,024,286         1,064,942,294          18,176,757            (93,987,541)
                                                  ----------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations ..............     4,822,596,277         4,024,575,228         168,840,884            218,025,906
                                                  ----------------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................      (791,655,423)       (1,378,791,711)       (135,676,969)          (270,849,710)
         Class B ...............................       (88,485,762)         (189,035,634)         (8,765,500)           (18,899,716)
         Class B1 ..............................       (11,460,201)          (25,054,794)                 --                     --
         Class C ...............................      (327,661,331)         (571,320,771)         (9,845,840)           (20,148,370)
         Class R ...............................        (5,285,009)           (8,167,468)         (1,752,714)            (2,989,468)
         Advisor Class .........................      (123,368,164)         (175,243,446)        (10,613,188)           (18,476,100)
   Net realized gains:
         Class A ...............................      (420,454,280)         (140,038,105)                 --                     --
         Class B ...............................       (56,272,957)          (23,629,261)                 --                     --
         Class B1 ..............................        (6,844,643)           (2,953,524)                 --                     --
         Class C ...............................      (190,856,659)          (63,765,145)                 --                     --
         Class R ...............................        (2,957,517)             (827,485)                 --                     --
         Advisor Class .........................       (62,928,530)          (15,806,072)                 --                     --
                                                  ----------------------------------------------------------------------------------
   Total distributions to shareholders .........    (2,088,230,476)       (2,594,633,416)       (166,654,211)          (331,363,364)
                                                  ----------------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ...............................     4,041,723,563         3,892,312,218        (156,025,521)          (518,339,020)
         Class B ...............................       (79,596,213)         (281,240,958)        (38,981,257)           (82,378,909)
         Class B1 ..............................       (30,233,773)          (46,251,019)                 --                     --
         Class C ...............................     1,910,214,390         1,657,633,123         (13,401,776)           (76,075,166)
         Class R ...............................        43,243,668            55,454,673           3,530,544              6,209,239
         Advisor Class .........................     1,186,272,471         1,379,240,071          35,753,602             57,275,425
                                                  ----------------------------------------------------------------------------------
   Total capital share transactions ............     7,071,624,106         6,657,148,108        (169,124,408)          (613,308,431)
                                                  ----------------------------------------------------------------------------------
   Redemption fees .............................           105,900               265,535              16,520                125,755
                                                  ----------------------------------------------------------------------------------
            Net increase (decrease) in net
              assets ...........................     9,806,095,807         8,087,355,455        (166,921,215)          (726,520,134)
Net assets:
   Beginning of period .........................    46,953,295,564        38,865,940,109       6,562,728,331          7,289,248,465
                                                  ----------------------------------------------------------------------------------
   End of period ...............................  $ 56,759,391,371    $   46,953,295,564    $  6,395,807,116    $     6,562,728,331
                                                  ==================================================================================
Undistributed net investment income
  (distributions in excess of net investment
  income) included in net assets:
   End of period ...............................  $    (79,959,726)   $      (48,475,302)   $     (4,219,282)   $        11,480,909
                                                  ==================================================================================


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 105

Franklin Custodian Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                         --------------------------------------
                                                                                                FRANKLIN UTILITIES FUND
                                                                                         --------------------------------------
                                                                                         SIX MONTHS ENDED
                                                                                          MARCH 31, 2007         YEAR ENDED
                                                                                            (UNAUDITED)     SEPTEMBER 30, 2006
                                                                                         --------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..........................................................   $     36,766,131   $       86,200,184
      Net realized gain (loss) from investments and foreign currency transactions ....         71,211,654           79,469,077
      Net change in unrealized appreciation (depreciation) on investments ............        368,267,669          (14,294,348)
                                                                                         --------------------------------------
            Net increase (decrease) in net assets resulting from operations ..........        476,245,454          151,374,913
                                                                                         --------------------------------------
   Distributions to shareholders from:
         Net investment income:
         Class A .....................................................................        (33,835,827)         (63,192,877)
         Class B .....................................................................         (1,943,586)          (3,961,723)
         Class C .....................................................................         (5,905,947)         (11,209,132)
         Class R .....................................................................           (488,603)            (562,410)
         Advisor Class ...............................................................         (1,527,737)          (3,148,388)
      Net realized gains:
         Class A .....................................................................        (64,820,958)         (14,345,312)
         Class B .....................................................................         (4,455,820)          (1,090,928)
         Class C .....................................................................        (13,297,323)          (3,070,998)
         Class R .....................................................................           (997,296)            (117,357)
         Advisor Class ...............................................................         (2,701,856)            (696,993)
                                                                                         --------------------------------------
   Total distributions to shareholders ...............................................       (129,974,953)        (101,396,118)
                                                                                         --------------------------------------
   Capital share transactions: (Note 2)
         Class A .....................................................................         19,810,583          (98,910,206)
         Class B .....................................................................         (7,877,799)         (22,687,061)
         Class C .....................................................................          4,506,751          (50,418,336)
         Class R .....................................................................          8,216,786           12,337,719
         Advisor Class ...............................................................        (18,022,466)          (8,392,780)
                                                                                         --------------------------------------
   Total capital share transactions ..................................................          6,633,855         (168,070,664)
                                                                                         --------------------------------------
   Redemption fees ...................................................................              7,419               10,894
                                                                                         --------------------------------------
            Net increase (decrease) in net assets ....................................        352,911,775         (118,080,975)
Net assets:
   Beginning of period ...............................................................      2,582,841,262        2,700,922,237
                                                                                         --------------------------------------
   End of period .....................................................................   $  2,935,753,037   $    2,582,841,262
                                                                                         ======================================
Undistributed net investment income included in net assets:
   End of period .....................................................................   $      3,432,465   $       10,368,034
                                                                                         ======================================


106 | The accompanying notes are an integral part of these financial statements.
    | Semiannual Report

Franklin Custodian Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Custodian Funds) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, open-end investment company, consisting of five funds (the Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------
CLASS A, CLASS B         CLASS A, CLASS B, CLASS C,                 CLASS A, CLASS B, CLASS B1,
& CLASS C                CLASS R & ADVISOR CLASS                    CLASS C, CLASS R & ADVISOR CLASS
----------------------------------------------------------------------------------------------------
Franklin DynaTech Fund   Franklin Growth Fund                       Franklin Income Fund
                         Franklin U.S. Government Securities Fund
                         Franklin Utilities Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                         Semiannual Report | 107

Franklin Custodian Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Custodian Funds' Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Custodian Funds' Board of Directors.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


108 | Semiannual Report

Franklin Custodian Funds, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The Funds may also enter into joint repurchase agreements whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. All repurchase agreements held by the funds at period end had been entered into on March 30, 2007. Repurchase agreements are valued at cost.

D. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

Certain funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

F. SECURITIES LENDING

Certain funds may loan securities to certain brokers through a securities lending agent for which they receive initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at


                                                         Semiannual Report | 109

Franklin Custodian Funds, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES LENDING (CONTINUED)

the close of fund business each day; any additional collateral required due to changes in security values is delivered to the funds on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The funds receive interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The funds bear the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.

G. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Custodian Funds are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Custodian Funds. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


110 | Semiannual Report

Franklin Custodian Funds, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Custodian Funds' organizational documents, their officers and directors are indemnified by the Custodian Funds against certain liabilities arising out of the performance of their duties to the Custodian Funds. Additionally, in the normal course of business, the Custodian Funds enter into contracts with service providers that contain general indemnification clauses. The Custodian Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Custodian Funds that have not yet occurred. Currently, the Custodian Funds expect the risk of loss to be remote.

2. CAPITAL STOCK

At March 31, 2007, there were 46.2 billion shares of the Custodian Funds authorized ($0.01 par value) and allocated to the Funds as follows (in millions):

   ----------------------------------------------------------------------------
                                                  FRANKLIN
      FRANKLIN       FRANKLIN      FRANKLIN    U.S. GOVERNMENT      FRANKLIN
   DYNATECH FUND   GROWTH FUND   INCOME FUND   SECURITIES FUND   UTILITIES FUND
   ----------------------------------------------------------------------------
       1,000          3,250        30,400           8,000             3,550

Transactions in the Funds' shares were as follows:

                                                        ---------------------------------------------------------
                                                           FRANKLIN DYNATECH FUND        FRANKLIN GROWTH FUND
                                                        ---------------------------------------------------------
                                                          SHARES         AMOUNT         SHARES        AMOUNT
                                                        ---------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2007
   Shares sold ......................................    1,108,993   $   29,904,399    3,668,879   $ 153,846,782
   Shares issued in reinvestment of distributions ...           --               --      101,411       4,209,597
   Shares redeemed ..................................   (5,014,686)    (135,284,023)  (3,926,538)   (164,049,648)
                                                        ---------------------------------------------------------
   Net increase (decrease) ..........................   (3,905,693)  $ (105,379,624)    (156,248)  $  (5,993,269)
                                                        =========================================================
Year ended September 30, 2006
   Shares sold ......................................    7,549,106   $  196,574,987    5,839,020   $ 216,936,848
   Shares issued in reinvestment of distributions ...           --               --       72,200       2,651,898
   Shares redeemed ..................................   (9,824,846)    (254,781,943)  (7,553,843)   (280,655,618)
                                                        ---------------------------------------------------------
   Net increase (decrease) ..........................   (2,275,740)  $  (58,206,956)  (1,642,623)  $ (61,066,872)
                                                        =========================================================


                                                         Semiannual Report | 111

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                                        ------------------------------------------------------
                                                         FRANKLIN DYNATECH FUND       FRANKLIN GROWTH FUND
                                                        ------------------------------------------------------
                                                         SHARES        AMOUNT        SHARES        AMOUNT
                                                        ------------------------------------------------------
CLASS B SHARES:
Six months ended March 31, 2007
   Shares sold ......................................     14,510   $     375,049       70,891   $   2,874,779
   Shares redeemed ..................................   (165,522)     (4,270,393)    (285,402)    (11,535,291)
                                                        ------------------------------------------------------
   Net increase (decrease) ..........................   (151,012)  $  (3,895,344)    (214,511)  $  (8,660,512)
                                                        ======================================================
Year ended September 30, 2006
   Shares sold ......................................    130,112   $   3,277,620      131,693   $   4,727,781
   Shares redeemed ..................................   (181,335)     (4,434,053)    (542,288)    (19,462,321)
                                                        ------------------------------------------------------
   Net increase (decrease) ..........................    (51,223)  $  (1,156,433)    (410,595)  $ (14,734,540)
                                                        ======================================================
CLASS C SHARES:
Six months ended March 31, 2007
   Shares sold ......................................    155,479   $   3,975,858      441,749   $  17,671,940
   Shares redeemed ..................................   (495,770)    (12,687,230)    (580,341)    (23,146,125)
                                                        ------------------------------------------------------
   Net increase (decrease) ..........................   (340,291)  $  (8,711,372)    (138,592)  $  (5,474,185)
                                                        ======================================================
Year ended September 30, 2006
   Shares sold ......................................    544,669   $  13,596,186      805,722   $  28,644,387
   Shares redeemed ..................................   (804,572)    (19,604,132)  (1,568,706)    (55,689,353)
                                                        ------------------------------------------------------
   Net increase (decrease) ..........................   (259,903)  $  (6,007,946)    (762,984)  $ (27,044,966)
                                                        ======================================================
CLASS R SHARES:
Six months ended March 31, 2007
   Shares sold ......................................                                 249,370   $  10,471,738
   Shares issued in reinvestment of distributions ...                                     170           7,025
   Shares redeemed ..................................                                (189,117)     (7,811,250)
                                                                                   ---------------------------
   Net increase (decrease) ..........................                                  60,423   $   2,667,513
                                                                                   ===========================
Year ended September 30, 2006
   Shares sold ......................................                                 761,379   $  28,236,014
   Shares issued in reinvestment of distributions ...                                      30           1,108
   Shares redeemed ..................................                                (591,370)    (21,856,621)
                                                                                   ---------------------------
   Net increase (decrease) ..........................                                 170,039   $   6,380,501
                                                                                   ===========================
ADVISOR CLASS SHARES:
Six months ended March 31, 2007
   Shares sold ......................................                                 711,013   $  29,898,180
   Shares issued in reinvestment of distributions ...                                  30,694       1,273,761
   Shares redeemed ..................................                                (259,327)    (10,913,021)
                                                                                   ---------------------------
   Net increase (decrease) ..........................                                 482,380   $  20,258,920
                                                                                   ===========================
Year ended September 30, 2006
   Shares sold ......................................                               1,865,004   $  68,842,317
   Shares issued in reinvestment of distributions ...                                  23,979         880,512
   Shares redeemed ..................................                              (1,234,780)    (45,262,911)
                                                                                   ---------------------------
   Net increase (decrease) ..........................                                 654,203   $  24,459,918
                                                                                   ===========================


112 | Semiannual Report

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                                        --------------------------------------------------------------------
                                                                                               FRANKLIN U.S. GOVERNMENT
                                                              FRANKLIN INCOME FUND                  SECURITIES FUND
                                                        --------------------------------------------------------------------
                                                            SHARES            AMOUNT           SHARES           AMOUNT
                                                        --------------------------------------------------------------------
CLASS A SHARES:
Six months ended March 31, 2007
   Shares sold ......................................    1,871,213,475   $  4,965,935,996     37,863,358   $    243,407,351
   Shares issued in reinvestment of distributions ...      337,594,388        890,509,065     13,765,508         88,405,102
   Shares redeemed ..................................     (683,925,918)    (1,814,721,498)   (75,916,707)      (487,837,974)
                                                        --------------------------------------------------------------------
   Net increase (decrease) ..........................    1,524,881,945   $  4,041,723,563    (24,287,841)  $   (156,025,521)
                                                        ====================================================================
Year ended September 30, 2006
   Shares sold ......................................    2,696,366,641   $  6,638,171,639     74,108,689   $    475,165,349
   Shares issued in reinvestment of distributions ...      419,071,279      1,027,948,938     27,302,160        174,712,964
   Shares redeemed ..................................   (1,536,463,921)    (3,773,808,359)  (182,139,799)    (1,168,217,333)
                                                        --------------------------------------------------------------------
   Net increase (decrease) ..........................    1,578,973,999   $  3,892,312,218    (80,728,950)  $   (518,339,020)
                                                        ====================================================================
CLASS B SHARES:
Six months ended March 31, 2007
   Shares sold ......................................       14,428,129   $     37,989,074        660,506   $      4,241,151
   Shares issued in reinvestment of distributions ...       37,607,376         98,817,391        963,646          6,182,523
   Shares redeemed ..................................      (81,923,925)      (216,402,678)    (7,697,917)       (49,404,931)
                                                        --------------------------------------------------------------------
   Net increase (decrease) ..........................      (29,888,420)  $    (79,596,213)    (6,073,765)  $    (38,981,257)
                                                        ====================================================================
Year ended September 30, 2006
   Shares sold ......................................       26,637,625   $     65,369,671      1,981,038   $     12,637,018
   Shares issued in reinvestment of distributions ...       55,871,397        136,411,780      2,075,139         13,272,404
   Shares redeemed ..................................     (197,429,792)      (483,022,409)   (16,913,499)      (108,288,331)
                                                        --------------------------------------------------------------------
   Net increase (decrease) ..........................     (114,920,770)  $   (281,240,958)   (12,857,322)  $    (82,378,909)
                                                        ====================================================================
CLASS B1 SHARES:
Six months ended March 31, 2007
   Shares sold ......................................          482,661   $      1,278,416
   Shares issued in reinvestment of distributions ...        4,358,111         11,495,038
   Shares redeemed ..................................      (16,125,563)       (43,007,227)
                                                        ----------------------------------
   Net increase (decrease) ..........................      (11,284,791)  $    (30,233,773)
                                                        ==================================
Year ended September 30, 2006
   Shares sold ......................................        1,061,971   $      2,609,506
   Shares issued in reinvestment of distributions ...        6,529,196         15,992,703
   Shares redeemed ..................................      (26,407,031)       (64,853,228)
                                                        ----------------------------------
   Net increase (decrease) ..........................      (18,815,864)  $    (46,251,019)
                                                        ==================================
CLASS C SHARES:
Six months ended March 31, 2007
   Shares sold ......................................      883,192,872   $  2,356,432,866      5,885,877   $     37,662,441
   Shares issued in reinvestment of distributions ...      134,675,339        357,133,405      1,052,911          6,734,112
   Shares redeemed ..................................     (301,050,423)      (803,351,881)    (9,038,225)       (57,798,329)
                                                        --------------------------------------------------------------------
   Net increase (decrease) ..........................      716,817,788   $  1,910,214,390     (2,099,437)  $    (13,401,776)
                                                        ====================================================================


                                                         Semiannual Report | 113

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                                        ----------------------------------------------------------------
                                                                                             FRANKLIN U.S. GOVERNMENT
                                                              FRANKLIN INCOME FUND                SECURITIES FUND
                                                        ----------------------------------------------------------------
                                                           SHARES            AMOUNT           SHARES         AMOUNT
                                                        ----------------------------------------------------------------
CLASS C SHARES: (CONTINUED)
Year ended September 30, 2006
   Shares sold ......................................   1,197,637,346   $  2,970,142,401     9,638,095   $   61,502,139
   Shares issued in reinvestment of distributions ...     166,806,121        411,488,472     2,119,611       13,512,599
   Shares redeemed ..................................    (698,120,168)    (1,723,997,750)  (23,652,039)    (151,089,904)
                                                        ----------------------------------------------------------------
   Net increase (decrease) ..........................     666,323,299   $  1,657,633,123   (11,894,333)  $  (76,075,166)
                                                        ================================================================
CLASS R SHARES:
Six months ended March 31, 2007
   Shares sold ......................................      25,328,102   $     66,671,495     2,161,954   $   13,884,880
   Shares issued in reinvestment of distributions ...       2,935,621          7,664,845       269,524        1,730,954
   Shares redeemed ..................................     (11,822,773)       (31,092,672)   (1,881,906)     (12,085,290)
                                                        ----------------------------------------------------------------
   Net increase (decrease) ..........................      16,440,950   $     43,243,668       549,572   $    3,530,544
                                                        ================================================================
Year ended September 30, 2006
   Shares sold ......................................      35,951,956   $     87,751,074     4,180,818   $   27,602,806
   Shares issued in reinvestment of distributions ...       3,434,439          8,359,852       421,527        2,782,416
   Shares redeemed ..................................     (16,667,648)       (40,656,253)   (3,423,452)     (22,605,336)
                                                        ----------------------------------------------------------------
   Net increase (decrease) ..........................      22,718,747   $     55,454,673     1,178,893   $    7,779,886
                                                        ================================================================
ADVISOR CLASS SHARES:
Six months ended March 31, 2007
   Shares sold ......................................     398,786,739   $  1,053,820,154     4,852,177   $   31,255,077
   Shares issued in reinvestment of distributions ...      69,086,446        181,194,151     1,548,916        9,967,882
   Shares redeemed ..................................     (18,451,807)       (48,741,834)     (849,396)      (5,469,357)
                                                        ----------------------------------------------------------------
   Net increase (decrease) ..........................     449,421,378   $  1,186,272,471     5,551,697   $   35,753,602
                                                        ================================================================
Year ended September 30, 2006
   Shares sold ......................................     536,707,405   $  1,314,899,137    20,893,833   $  134,424,816
   Shares issued in reinvestment of distributions ...      75,142,358        183,808,062     2,672,825       17,119,867
   Shares redeemed ..................................     (49,253,364)      (119,467,128)  (14,613,605)     (94,269,258)
                                                        ----------------------------------------------------------------
   Net increase (decrease) ..........................     562,596,399   $  1,379,240,071     8,953,053   $   57,275,425
                                                        ================================================================

                                                                                           -----------------------------
                                                                                              FRANKLIN UTILITIES FUND
                                                                                           -----------------------------
                                                                                             SHARES          AMOUNT
                                                                                           -----------------------------
CLASS A SHARES:
Six months ended March 31, 2007
   Shares sold .........................................................................     7,980,157   $  109,958,841
   Shares issued in reinvestment of distributions ......................................     5,810,953       79,034,028
   Shares redeemed .....................................................................   (12,340,805)    (169,182,286)
                                                                                           -----------------------------
   Net increase (decrease) .............................................................     1,450,305   $   19,810,583
                                                                                           =============================
Year ended September 30, 2006
   Shares sold .........................................................................    21,710,054   $  263,631,372
   Shares issued in reinvestment of distributions ......................................     4,863,147       59,003,083
   Shares redeemed .....................................................................   (34,893,525)    (421,544,661)
                                                                                           -----------------------------
   Net increase (decrease) .............................................................    (8,320,324)  $  (98,910,206)
                                                                                           =============================


114 | Semiannual Report

Franklin Custodian Funds, Inc.

2. CAPITAL STOCK (CONTINUED)

                                                        ----------------------------
                                                          FRANKLIN UTILITIES FUND
                                                        ----------------------------
                                                          SHARES         AMOUNT
                                                        ----------------------------
CLASS B SHARES:
Six months ended March 31, 2007
   Shares sold ......................................      207,730   $    2,843,931
   Shares issued in reinvestment of distributions ...      277,131        3,762,925
   Shares redeemed ..................................   (1,052,501)     (14,484,655)
                                                        ----------------------------
   Net increase (decrease) ..........................     (567,640)  $   (7,877,799)
                                                        ============================
Year ended September 30, 2006
   Shares sold ......................................      520,507   $    6,326,393
   Shares issued in reinvestment of distributions ...      231,269        2,799,228
   Shares redeemed ..................................   (2,628,864)     (31,812,682)
                                                        ----------------------------
   Net increase (decrease) ..........................   (1,877,088)  $  (22,687,061)
                                                        ============================
CLASS C SHARES:
Six months ended March 31, 2007
   Shares sold ......................................    2,189,138   $   30,019,916
   Shares issued in reinvestment of distributions ...      763,916       10,349,981
   Shares redeemed ..................................   (2,617,937)     (35,863,146)
                                                        ----------------------------
   Net increase (decrease) ..........................      335,117   $    4,506,751
                                                        ============================
Year ended September 30, 2006
   Shares sold ......................................    4,480,664   $   54,267,851
   Shares issued in reinvestment of distributions ...      576,307        6,963,061
   Shares redeemed ..................................   (9,312,099)    (111,649,248)
                                                        ----------------------------
   Net increase (decrease) ..........................   (4,255,128)  $  (50,418,336)
                                                        ============================
CLASS R SHARES:
Six months ended March 31, 2007
   Shares sold ......................................      879,533   $   12,173,833
   Shares issued in reinvestment of distributions ...      107,993        1,465,766
   Shares redeemed ..................................     (395,703)      (5,422,813)
                                                        ----------------------------
   Net increase (decrease) ..........................      591,823   $    8,216,786
                                                        ============================
Year ended September 30, 2006
   Shares sold ......................................    1,759,282   $   21,583,826
   Shares issued in reinvestment of distributions ...       54,640          665,605
   Shares redeemed ..................................     (823,343)      (9,911,712)
                                                        ----------------------------
   Net increase (decrease) ..........................      990,579   $   12,337,719
                                                        ============================
ADVISOR CLASS SHARES:
Six months ended March 31, 2007
   Shares sold ......................................    1,699,043   $   23,756,950
   Shares issued in reinvestment of distributions ...      260,430        3,557,523
   Shares redeemed ..................................   (3,307,065)     (45,336,939)
                                                        ----------------------------
   Net increase (decrease) ..........................   (1,347,592)  $  (18,022,466)
                                                        ============================
Year ended September 30, 2006
   Shares sold ......................................    2,685,330   $   33,289,067
   Shares issued in reinvestment of distributions ...      269,026        3,282,823
   Shares redeemed ..................................   (3,720,560)     (44,964,670)
                                                        ----------------------------
   Net increase (decrease) ..........................     (766,204)  $   (8,392,780)
                                                        ============================


                                                         Semiannual Report | 115

Franklin Custodian Funds, Inc.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Custodian Funds are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-----------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Investment Advisory Services, LLC (Investment Advisory)   Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Funds, except Franklin Growth Fund, pay an investment management fee to Advisers, whereas the Franklin Growth Fund pays an investment management fee to Investment Advisory, based on the month-end net assets of each of the funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $10 billion
      0.440%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          Over $20 billion, up to and including $35 billion
      0.355%          Over $35 billion, up to and including $50 billion
      0.350%          In excess of $50 billion

B. ADMINISTRATIVE FEES

Under agreements with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Custodian Funds Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.


116 | Semiannual Report

Franklin Custodian Funds, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                       ---------------------------------------------------------
                                                        FRANKLIN
                       FRANKLIN  FRANKLIN  FRANKLIN  U.S. GOVERNMENT  FRANKLIN
                       DYNATECH   GROWTH    INCOME     SECURITIES     UTILITIES
                         FUND      FUND      FUND         FUND          FUND
                       ---------------------------------------------------------
Reimbursement Plans:
   Class A .........     0.25%     0.25%     0.15%        0.15%         0.15%

Compensation Plans:
   Class B .........     1.00%     1.00%     1.00%        0.65%         0.65%
   Class B1 ........       --        --      0.65%          --            --
   Class C .........     1.00%     1.00%     0.65%        0.65%         0.65%
   Class R .........       --      0.50%     0.50%        0.50%         0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                            ------------------------------------
                                            FRANKLIN   FRANKLIN      FRANKLIN
                                            DYNATECH    GROWTH        INCOME
                                              FUND       FUND          FUND
                                            ------------------------------------
Sales charges retained net of
  commissions paid to unaffiliated
  broker/dealers ........................   $ 41,673   $ 376,398   $ 16,290,866
Contingent deferred
  sales charges retained ................   $ 25,235   $  68,242   $  3,069,199

                                            ----------------------------
                                               FRANKLIN
                                            U.S. GOVERNMENT   FRANKLIN
                                               SECURITIES     UTILITIES
                                                 FUND           FUND
                                            ----------------------------
Sales charges retained net of commissions
  paid to unaffiliated broker/dealers ...      $ 324,861      $ 195,076
Contingent deferred sales charges
  retained ..............................      $ 364,912      $  69,005

E. TRANSFER AGENT FEES

For the period ended March 31, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                           -------------------------------------
                                           FRANKLIN     FRANKLIN     FRANKLIN
                                           DYNATECH      GROWTH       INCOME
                                             FUND         FUND         FUND
                                           -------------------------------------
Transfer agent fees ....................   $ 497,538   $ 1,597,743  $ 9,787,153


                                                         Semiannual Report | 117

Franklin Custodian Funds, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES (CONTINUED)

                                                   -----------------------------
                                                      FRANKLIN
                                                   U.S. GOVERNMENT   FRANKLIN
                                                      SECURITIES     UTILITIES
                                                         FUND          FUND
                                                   -----------------------------
Transfer agent fees ............................     $ 2,870,420     $ 970,634

F. OTHER AFFILIATED TRANSACTIONS

Included in professional fees are legal fees of $92,388 that were paid to a law firm in which a partner is an officer of the Funds.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended March 31, 2007, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

At September 30, 2006, the Franklin Income Fund had tax basis capital losses of $2,516,775 from the merged Franklin Multi-Income Trust which may be carried over to offset future capital gains, subject to certain limitations

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2006, the capital loss carryforwards were as follows:

                                          --------------------------------------------------------------
                                                                                            FRANKLIN
                                            FRANKLIN       FRANKLIN        FRANKLIN      U.S. GOVERNMENT
                                            DYNATECH        GROWTH          INCOME         SECURITIES
                                              FUND           FUND            FUND             FUND
                                          --------------------------------------------------------------
Capital loss carryforwards expiring in:
2007 ..................................   $         --   $          --   $         --     $  18,954,412
2008 ..................................             --              --             --        21,105,846
2009 ..................................             --              --             --        46,256,951
2010 ..................................             --              --             --        11,768,551
2011 ..................................     19,032,674      78,768,578      2,020,605        33,556,845
2012 ..................................     21,838,085      39,052,129        496,170       129,102,166
2013 ..................................     14,781,620              --             --        74,283,298
2014 ..................................             --              --             --        47,763,112
                                          --------------------------------------------------------------
                                          $ 55,652,379   $ 117,820,707   $  2,516,775     $ 382,791,181
                                          ==============================================================


118 | Semiannual Report

Franklin Custodian Funds, Inc.

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses and realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2006, the Franklin U.S. Government Securities Fund had deferred realized capital losses of $26,322,866. At September 30, 2006, the Franklin Dynatech Fund, Franklin Growth Fund and Franklin Income Fund had deferred realized currency losses of $142, $14,711 and $79,262, respectively.

At March 31, 2007, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:

                                                  -----------------------------------------------------
                                                    FRANKLIN          FRANKLIN            FRANKLIN
                                                    DYNATECH           GROWTH              INCOME
                                                      FUND              FUND                FUND
                                                  -----------------------------------------------------
Cost of investments ...........................   $ 307,376,021    $   932,810,218    $ 50,208,357,326
                                                  =====================================================

Unrealized appreciation .......................   $ 287,781,624    $ 1,664,649,590    $  6,956,547,562
Unrealized depreciation .......................      (1,893,147)        (2,883,881)       (533,343,083)
                                                  -----------------------------------------------------
Net unrealized appreciation (depreciation) ....   $ 285,888,477    $ 1,661,765,709    $  6,423,204,479
                                                  =====================================================

                                                  ----------------------------------
                                                     FRANKLIN
                                                  U.S. GOVERNMENT       FRANKLIN
                                                    SECURITIES         UTILITIES
                                                       FUND               FUND
                                                  ----------------------------------
Cost of investments ...........................   $ 6,497,469,185   $ 1,784,266,214
                                                  ==================================

Unrealized appreciation .......................   $    34,312,300   $ 1,153,031,888
Unrealized depreciation .......................       (85,466,111)       (6,324,702)
                                                  ----------------------------------
Net unrealized appreciation (depreciation) ....   $   (51,153,811)  $ 1,146,707,186
                                                  ==================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.


                                                         Semiannual Report | 119

Franklin Custodian Funds, Inc.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended March 31, 2007, were as follows:

                                ------------------------------------------------
                                  FRANKLIN        FRANKLIN         FRANKLIN
                                DYNATECH FUND    GROWTH FUND      INCOME FUND
                                ------------------------------------------------
Purchases ...................   $  39,851,258   $  7,075,703   $ 10,259,815,602
Sales .......................   $ 161,321,183   $ 15,590,053   $  6,661,242,975

                                ---------------------------------
                                   FRANKLIN
                                U.S. GOVERNMENT      FRANKLIN
                                SECURITIES FUND   UTILITIES FUND
                                ---------------------------------
Purchases ...................    $ 238,126,449     $ 135,682,724
Sales .......................    $ 546,880,800     $ 255,991,231

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Income Fund has 39.70% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2007, the aggregate value of these securities was $590,057,000, representing 1.04% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


120 | Semiannual Report

Franklin Custodian Funds, Inc.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Income Fund for the period ended March 31, 2007 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                    NUMBER OF                             NUMBER OF
                                     SHARES                                SHARES                                       REALIZED
                                    HELD AT                                HELD AT         VALUE                         CAPITAL
                                   BEGINNING      GROSS       GROSS          END           AT END        INVESTMENT       GAIN
NAME OF ISSUER                     OF PERIOD    ADDITIONS   REDUCTIONS    OF PERIOD      OF PERIOD         INCOME        (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Ameren Corp. ...................   11,274,400     987,500           --   12,261,900   $   616,773,570   $ 15,045,309   $        --
Canadian Oil Sands Trust .......   25,770,600          --           --   25,770,600       630,816,073     11,411,688            --
Pinnacle West Capital Corp. ....    5,500,000          --           --    5,500,000       265,375,000      5,775,000            --
Public Service Enterprise
   Group Inc. ..................   16,500,000   1,179,600    1,179,600   16,500,000     1,370,160,000     20,419,938     8,538,302
Puget Energy Inc. ..............    7,500,000          --           --    7,500,000       192,600,000      3,750,000            --
                                                                                      ---------------------------------------------
                                                TOTAL AFFILIATED SECURITIES
                                                   (5.42% of Net Assets) ..........   $ 3,075,724,643   $ 56,401,935   $ 8,538,302
                                                                                      =============================================

10. OTHER CONSIDERATIONS

Officers, directors or employees of Advisers, as the Franklin Income Fund's Investment Manager, serve as members of various bondholders' steering committees, official creditors' committees, or representatives of the fund in corporate restructuring negotiations. The securities of such companies have been identified on the accompanying Statement of Investments. As a result of this involvement, such individuals may be in possession of certain material, non-public information. If the fund's Investment Manager, while in possession of such information, seeks to buy or sell any of the securities of such companies, it will comply with all applicable federal securities laws.

11. UPCOMING ACQUISITIONS/MERGERS

On December 4, 2006, the Board of Trustees for the Franklin Strategic Series approved a proposal to merge Franklin Blue Chip Fund into the Franklin Growth Fund, subject to approval by the shareholders of Franklin Blue Chip Fund.

12. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On October 17, 2006, the Board of Directors approved an Agreement and Plan of Reorganization (the Agreement) whereby the Franklin Custodian Funds would be reorganized and their domicile changed from a Maryland corporation to a Delaware statutory trust subject to approval by the shareholders.


                                                         Semiannual Report | 121

Franklin Custodian Funds, Inc.

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and was recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Custodian Funds, it is committed to making the Custodian Funds or their shareholders whole, as appropriate.


122 | Semiannual Report

Franklin Custodian Funds, Inc.

14. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi annual reporting period in 2007. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Custodian Funds believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                         Semiannual Report | 123

Franklin Custodian Funds, Inc.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Directors ("Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for each of the five separate funds comprising Franklin Custodian Funds ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such material, the independent Directors received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net


124 | Semiannual Report

Franklin Custodian Funds, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given the Franklin Templeton website, and the firsthand experience of the individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewals. The Lipper report prepared for each individual Fund showed the investment performance of its Class A shares during 2006 and the previous 10 years ended December 31, 2006, in comparison with a performance universe selected by Lipper. Investment performance was shown on a total return basis for all Funds with income return being shown as well for those Funds having income as an investment objective element. The following summarizes the performance results for each Fund.

FRANKLIN DYNATECH FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of the Fund and all retail and institutional science and technology funds as classified by Lipper. The Fund's Lipper report showed its total return during 2006 to be in the second-lowest quintile of such performance universe, but such return on an annualized basis was in the upper half of such universe and in the highest and second-highest quintiles of such universe for the previous three-, five- and ten-year periods, respectively. The Board expressed satisfaction with such performance.


                                                         Semiannual Report | 125

Franklin Custodian Funds, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN GROWTH FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional multi-cap core funds as classified by Lipper. The Fund's Lipper report showed its total return during 2006 ranked it in the upper half of its performance universe. Its total return on an annualized basis ranked it in the second-highest quintile of the performance universe during the previous three-year period and the second-lowest quintile during each of the previous five- and ten-year periods. The Board found such performance acceptable.

FRANKLIN INCOME FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional mixed-asset target allocation moderate funds as classified by Lipper. The Fund's Lipper report showed its income return during 2006 and for each of the previous ten years was in the highest quintile of this performance universe. The Fund's total return as shown in such report during 2006 and on an annualized basis during each of the previous three-, five- and ten-year periods was also in the highest quintile of its performance universe. The Board expressed satisfaction with such performance.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional Ginnie Mae funds as classified by Lipper. The Fund's Lipper report showed its income return during 2006 was in the second-highest quintile of such universe, and during each of the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of such performance universe. The Fund's total return, as shown in such report, was in the middle quintile of its performance universe during 2006, and on an annualized basis was in the second-highest quintile of such universe for each of the previous three-, five- and ten-year periods. The Board expressed satisfaction with such performance.

FRANKLIN UTILITIES FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional utility funds as classified by Lipper. The Fund's Lipper report showed its income return during 2006, as well as during each of the previous three-, five- and ten-year periods on an annualized basis, was in the highest quintile of such performance universe. The Fund's total return during 2006 placed it in the second-lowest quintile of its performance universe, and on an annualized basis placed it in the second-lowest quintile of its performance universe during the previous three-year period as well, but placed it in the second-highest quintile during each of the previous five- and ten-year periods. The Board expressed satisfaction with such performance, noting that the Fund had a total return of 23.88% in 2006 as shown in such Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under each Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual


126 | Semiannual Report

Franklin Custodian Funds, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative charges as being part of management fees and total expenses for comparative consistency are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for each of Franklin DynaTech Fund, Franklin Growth Fund and Franklin Utilities Fund was in the least expensive quintile of its respective Lipper expense group, for Franklin Income Fund was in the second-least expensive quintile of its Lipper expense group, and for Franklin U.S. Government Fund, was less than one basis point above the median of its Lipper expense group. The actual total expenses for all the Funds were in the least expensive quintile of their respective Lipper expense groups. Based upon the above, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its respective Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers


                                                         Semiannual Report | 127

Franklin Custodian Funds, Inc.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

who sold fund Class B shares prior to February 25, 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. Prior to 2006, the fee structure under the investment management agreement with each Fund provided an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $9.75 billion of assets; 0.44% on the next $2.5 billion of assets; and thereafter declined by 0.02% for each subsequent $2.5 billion until reaching a final breakpoint of 0.36% for assets in excess of $20 billion. The only Fund whose assets exceed $20 billion is Franklin Income Fund and the investment management agreement was amended at the February 28, 2006, Board meeting to further reduce fees charged the Funds to 0.355% on net assets in excess of $35 billion up to $50 billion, and to 0.35% on assets in excess of $50 billion. Such reductions formalized fee waivers previously agreed to by the Manager at a Board meeting held April 19, 2005. In discussing such overall fee structure, management stated its view that it reaches a relatively low rate quickly reflecting anticipated economies of scale as a Fund's assets increase and pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group, as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


128 | Semiannual Report

Franklin Custodian Funds, Inc.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                         Semiannual Report | 129

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    [LOGO] (R)            One Franklin Parkway
FRANKLIN TEMPLETON        San Mateo, CA 94403-1906
   INVESTMENTS

-     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CUSTODIAN FUNDS, INC.

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FCF S2007 05/07

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edith E. Holiday and Harris J. Ashton and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANGERS OF CLOSE-END MANAGEMENT INVESTMENT COMPANIES.
N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS, INC.

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    May 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    May 24, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    May 24, 2007